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                                                                    Exhibit 10.5

                                     SECOND
                              AMENDED AND RESTATED
                                CREDIT AGREEMENT


                                  by and among

                              SPHERION CORPORATION,
                           THE BORROWING SUBSIDIARIES,
                                  as Borrowers

                                       and

                             BANK OF AMERICA, N.A.,
                            as Administrative Agent,

                                       and

                              FLEET NATIONAL BANK,
                             as Documentation Agent,

                                       and

                                 CITIBANK, N.A.,
                              as Syndication Agent,

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                     as Sole Lead Arranger and Book Manager,

                                       and

                            THE BANKS PARTIES THERETO


                                  April 2, 2001

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                                TABLE OF CONTENTS

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
                                                                            Page
                                                                            ----
                                    ARTICLE I
                                   DEFINITIONS

   1.1    Amendment and Restatement............................................3
   1.2    Certain Defined Terms................................................3
   1.3    Other Interpretive Provisions.......................................30
   1.4    Accounting Principles...............................................31
   1.5    Currency Equivalents Generally......................................31

                                   ARTICLE II
                                   THE CREDITS

   2.1    Amounts and Terms of Commitments; Joint and Several Liability.......33
   2.2    Loan Accounts.......................................................35
   2.3    Procedure for Syndicated Borrowing..................................36
   2.4    Conversion and Continuation Elections - Syndicated Loans............37
   2.5    Utilization of Revolving Commitments in Offshore Currencies.........39
   2.6    Bid Borrowings......................................................40
   2.7    Procedure for Bid Borrowings........................................40
   2.8    Voluntary Termination or Reduction of Commitments...................43
   2.9    Optional Prepayments................................................44
   2.10   Use of Proceeds.....................................................44
   2.11   Currency Exchange Fluctuations......................................44
   2.12   Repayment...........................................................45
   2.13   Interest............................................................45
   2.14   Fees................................................................46
   2.15   Computation of Fees and Interest....................................47
   2.16   Payments by the Companies...........................................48
   2.17   Payments by the Banks to the Agent..................................48
   2.18   Sharing of Payments Etc.............................................49
   2.19   Swing Line..........................................................50
   2.20   Designation of Borrowing Subsidiaries...............................51
   2.21   364 Day Extension and Term Loan Option..............................51
   2.22   The Euro............................................................53

                                   ARTICLE III
                              THE LETTERS OF CREDIT

   3.1    The Letter of Credit Facilities.....................................55
   3.2    Issuance, Amendment and Renewal of Letters of Credit................56
   3.3    Risk Participations, Drawings and Reimbursements....................57
   3.4    Repayment of Participations.........................................59
   3.5    Role of the Issuing Bank............................................59
   3.6    Obligations Absolute................................................60
   3.7    Cash Collateral Pledge..............................................61
   3.8    Letter of Credit Fees...............................................61
   3.9    Uniform Customs and Practice........................................62


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                                    ARTICLE V
                             CHANGE IN CIRCUMSTANCES

   4.1    Increased Cost and Reduced Return...................................63
   4.2    Limitation on Types of Loans........................................64
   4.3    Illegality..........................................................65
   4.4    Treatment of Affected Loans.........................................65
   4.5    Compensation........................................................66
   4.6    Taxes...............................................................66
   4.7    Replacement Banks...................................................68
   4.8    Mitigation..........................................................68
   4.9    Survival............................................................68

                                    ARTICLE V
                              CONDITIONS PRECEDENT

   5.1    Conditions to Execution of Agreement................................69
   5.2    Condition of Extension of Credit to Borrowing Subsidiary............70
   5.3    Conditions to All Credit Extensions.................................71
   5.4    Supplements to Schedules............................................72

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

   6.1    Existence and Power.................................................73
   6.2    Authorization; No Contravention.....................................73
   6.3    Governmental Authorization..........................................73
   6.4    Binding Effect......................................................73
   6.5    Litigation: Labor Controversies.....................................74
   6.6    No Default..........................................................74
   6.7    Use of Proceeds; Margin Regulations.................................74
   6.8    Title to Properties.................................................74
   6.9    Taxes...............................................................74
   6.10   Financial Condition.................................................75
   6.11   Support Documents...................................................75
   6.12   Copyrights, Patents, Trademarks and Licenses, etc...................76
   6.13   Subsidiaries........................................................76
   6.14   Insurance...........................................................76
   6.15   ERISA Compliance....................................................76
   6.16   Environmental Matters...............................................77
   6.17   Regulated Entities..................................................77
   6.18   No Burdensome Restrictions..........................................77
   6.19   Full Disclosure.....................................................77
   6.20   Immunity............................................................77

                                   ARTICLE VII
                              AFFIRMATIVE COVENANTS

   7.1    Financial Information, Reports, Notices, etc........................78
   7.2    Compliance with Laws, etc...........................................80
   7.3    Maintenance of Properties...........................................80


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   7.4    Insurance...........................................................81
   7.5    Books and Records...................................................81
   7.6    Maintenance of Existence, etc.......................................81
   7.7    Additional Support Documents........................................81
   7.8    Compliance with ERISA...............................................82
   7.9    Release of Pledge or Guaranty.......................................82

                                  ARTICLE VIII
                               NEGATIVE COVENANTS

   8.1    Business Activities.................................................83
   8.2    Liens...............................................................83
   8.3    Financial Condition.................................................84
   8.4    Investments.........................................................84
   8.5    Restricted Payments, etc............................................86
   8.6    Consolidation Merger, etc...........................................86
   8.7    Asset Dispositions, etc.............................................87
   8.8    Transactions with Affiliates........................................87
   8.9    Negative Pledges, Restrictive Agreements, etc.......................87
   8.10   Subsidiaries' Voting Share..........................................88
   8.11   ERISA...............................................................88
   8.12   Limitation on Indebtedness..........................................88
   8.13   Change Fiscal Year..................................................89
   8.14   Subordinated Indebtedness...........................................89
   8.15   Unwinding of Financing Transaction..................................89


                                   ARTICLE IX
                                EVENTS OF DEFAULT

   9.1    Events of Default...................................................90
   9.2    Remedies............................................................92
   9.3    Rights Not Exclusive................................................93

                                    ARTICLE X
                                    THE AGENT

   10.1   Appointment, Powers and Immunities..................................94
   10.2   Reliance by Agent...................................................95
   10.3   Defaults............................................................95
   10.4   Rights as Bank......................................................95
   10.5   Indemnification.....................................................96
   10.6   Non-Reliance on Agent and Other Banks...............................96
   10.7   Successor Agent and Successor Issuing Bank..........................96
   10.8   Security Trustee....................................................97
   10.9   Dutch Pledge Agreements.............................................98
   10.10  Documentation Agent.................................................98

                                   ARTICLE XI
                                  MISCELLANEOUS


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   11.1   Amendments and Waivers..............................................99
   11.2   Notices............................................................100
   11.3   No Waiver; Cumulative Remedies.....................................100
   11.4   Costs and Expenses.................................................100
   11.5   Company Indemnification............................................101
   11.6   Marshalling; Payments Set Aside....................................102
   11.7   Successors and Assigns.............................................102
   11.8   Assignments, Participations, etc...................................102
   11.9   Designated Bidders.................................................104
   11.10  Confidentiality....................................................105
   11.11  Set-off............................................................105
   11.12  Notification of Addresses of Lending Offices, Etc..................106
   11.13  Counterparts.......................................................106
   11.14  Severability.......................................................106
   11.15  No Third Parties Benefited.........................................106
   11.16  Governing Law and Jurisdiction.....................................106
   11.17  Waiver of Jury Trial...............................................107
   11.18  Entire Agreement...................................................107
   11.19  Judgment Currency..................................................107
   11.20  Consent of Banks...................................................108
   11.21  Michael Page Note Commitments......................................108

EXHIBIT A         FORM OF BID LOAN NOTE......................................A-1
EXHIBIT B         COMPLIANCE CERTIFICATE.....................................B-1
EXHIBIT C         DESIGNATION AGREEMENT......................................C-1
EXHIBIT D         INVITATION FOR COMPETITIVE BID.............................D-1
EXHIBIT E         IRREVOCABLE NOTICE OF SYNDICATED ACTIVITY..................E-1
EXHIBIT F         FORM OF REVOLVING LOAN NOTE................................F-1
EXHIBIT G         FORM OF SWING LINE NOTE....................................G-1
EXHIBIT H         FORM OF 364 DAY NOTE.......................................H-1
EXHIBIT I         COMPETITIVE BID REQUEST....................................I-1
EXHIBIT J         COMPETITIVE BID............................................J-1
EXHIBIT K         FORM OF SWING LINE BORROWING NOTICE........................K-1
EXHIBIT L         FORM OF ASSUMPTION LETTER..................................L-1
EXHIBIT M         FORM OF ASSIGNMENT AND ACCEPTANCE..........................M-1

SCHEDULE I        PRICING GRID
SCHEDULE II       PLEDGORS AND PLEDGED INTERESTS

SCHEDULE 1.2(a)   EXISTING LETTERS OF CREDIT
SCHEDULE 1.2(b)   GUARANTORS
SCHEDULE 1.2(c)   DESCRIPTION OF PERMITTED SECURITIZATION
SCHEDULE 2.1      COMMITMENTS
SCHEDULE 6.5      LITIGATION
SCHEDULE 6.10     ADDITIONAL LIABILITIES
SCHEDULE 6.12     LITIGATION REGARDING PATENTS, TRADEMARKS, ETC.
SCHEDULE 6.13     SUBSIDIARIES
SCHEDULE 6.15     ERISA MATTERS


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SCHEDULE 8.4(a)   EXISTING INVESTMENTS
SCHEDULE 8.9      RESTRICTIVE AGREEMENTS
SCHEDULE 8.12     EXISTING INDEBTEDNESS
SCHEDULE 11.2     OFFSHORE AND DOMESTIC LENDING OFFICES
                  ADDRESSES FOR NOTICE


                                       v
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                                                                    Exhibit 10.5

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of April 2, 2001, among SPHERION CORPORATION, a Delaware corporation ("Spherion"), the BORROWING SUBSIDIARIES parties hereto both as of the date hereof or pursuant to SECTION 2.20 (herein Spherion and each Borrowing Subsidiary are individually referred to as a "Company" and collectively, the "Companies"), the several financial institutions from time to time party to this Agreement (collectively, the "Banks"; individually, a "Bank"), and Bank of America, N.A., as agent for the Banks (in such capacity, the "Agent").

         WHEREAS, the Companies, the Agent and certain banks (the "First Restatement Banks") have entered into an Amended and Restated Credit Agreement dated July 2, 1999 (the "Existing Credit Agreement") which Existing Credit Agreement amended and restated that certain Credit Agreement dated May 1, 1997 (the "Original Agreement") among Interim Services Inc., n/k/a Spherion Corporation, Bank of America, N.A., f/k/a NationsBank, N.A., and the Banks party thereto (the "Original Banks") pursuant to which the First Restatement Banks have made available to Companies certain credit facilities of up to $675,000,000, which facilities consist of a multi-year revolving facility which multi-year revolving loan is evidenced by revolving notes (the "Existing Revolving Notes") and a 364 day revolving credit facility which 364 day revolving credit facility is evidenced by 364 day notes (the "Existing 364 Day Notes"); and

         WHEREAS, as a condition to making the credit facilities available under the Existing Credit Agreement the First Restatement Banks required that certain Domestic Subsidiaries of Spherion, other than Borrowing Subsidiaries, guarantee payment of all obligations and that there be pledged to secure the obligations 65% of the outstanding stock of certain Direct Foreign Subsidiaries; and

         WHEREAS, Michael Page Group Plc, a Borrowing Subsidiary ("Michael Page") has issued Floating Rate Guaranteed Unlisted Unsecured Loan Notes 2002 in the principal amount of L12,500,000 (the "Michael Page Notes") a portion of the principal amount of which Michael Page Notes were to be used to pay the purchase price of shares of capital stock of Michael Page together with interest, the payment of which Michael Page Notes is guaranteed by the Agent pursuant to the terms of the Existing Credit Agreement; and

         WHEREAS, Michael Page is a Borrowing Subsidiary, the Agent holds a pledge of 65% of the common stock of Michael Page and Spherion intends to make a public offering of all or substantially all of the common stock of Michael Page, which requires the consent of the First Restatement Banks; and

         WHEREAS, the First Restatement Banks have, subject to certain conditions, consented to the public offering by Spherion of all or substantially all of the common stock of Michael Page, the release of Michael Page as a Borrowing Subsidiary, the release of Michael Page International, Inc. as a Guarantor and the release of the pledge of common stock of Michael Page as security for the Obligations (as defined in the Existing Credit Agreement); and

         WHEREAS, the Companies have requested that the Existing Credit Agreement be further amended and restated in its entirety in order to, among other things, permit the public offering of all or substantially all of the stock of Michael Page, permit the release of Michael Page as a Borrowing Subsidiary, permit the release of Michael Page International, Inc. as a Guarantor, permit the release of the pledge of common stock of Michael Page as security for the Obligations (as defined in the Existing Credit Agreement), reduce the amount of the multi-year revolving credit facilities from $525 million to $325 million and the amount of the 364 day facility from $150 million to $75 million, change various covenants, and change the interest and fees payable thereunder and to make certain other changes as contemplated herein; and

         WHEREAS, certain of the First Restatement Banks have assigned all or a portion of their interest in the Existing Credit Agreement to other First Restatement Banks and simultaneously with the execution of this Agreement new banks by their execution of this Agreement and payment to the Agent pursuant to the terms hereof of their portion of outstanding Loans will acquire interests in all or a portion of the Loans made pursuant to this Agreement;

         NOW, THEREFORE, the Companies, the Banks and the Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1 AMENDMENT AND RESTATEMENT. The Companies, the Agent and the
Banks hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Credit Agreement shall be and hereby are further amended and restated in their entirety by the terms and conditions of this Agreement and the terms and provisions of the Existing Credit Agreement, except as otherwise provided in the next paragraph, shall be superseded by this Agreement.

         Notwithstanding the further amendment and restatement of the Existing Credit Agreement by this Agreement, the Companies shall continue to be liable to the Agent and the Original Banks and First Restatement Banks which have not elected to continue as a party to this Agreement with respect to agreements on the part of the Companies under the Original Agreement and Existing Credit Agreement to indemnify and hold harmless the Agent and the Original Banks and First Restatement Banks which have not elected to continue as a party to this Agreement from and against all claims, demands, liabilities, damages, losses, costs, charges and expenses to which the Agent and the Original Banks and First Restatement Banks which have not elected to continue as a party to this Agreement may be subject arising in connection with the Original Agreement and the Existing Credit Agreement. This Agreement is given as a substitution of, and not as a payment of, the obligations of the Companies under either the Original Agreement or the Existing Credit Agreement and is not intended to constitute a novation of either the Original Agreement or the Existing Credit Agreement. Except as otherwise selected by the Companies by delivery of a Borrowing Notice or Interest Rate Selection Notice prior to the Effective Date in accordance with the terms hereof, upon the Effective Date of this Agreement all amounts outstanding and owing by the Companies under the Existing Credit Agreement as of the Effective Date, shall constitute Advances hereunder accruing interest at the Base Rate hereunder and the Existing Letters of Credit shall be deemed to have been issued by the Issuing Banks as Letters of Credit pursuant to this Agreement. The parties hereto agree that the Interest Periods for all Offshore Rate Loans outstanding under the Existing Credit Agreement on the Effective Date shall be terminated, the Banks shall grant a one-time waiver of any payments required under SECTION 4.5 to the Banks and the Companies shall furnish to the Agent Interest Rate Selection Notices for existing Loans and Borrowing Notices for additional Loans as may be required in connection with the allocation of Loans among Banks in accordance with their Commitments.

         1.2 CERTAIN DEFINED TERMS. The following terms have the following meanings:

                  "Absolute Rate" has the meaning specified in SECTION 2.7(c).

                  "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a


                                       3
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         merger or consolidation or any other combination with another Person
         (other than a Person that is a Subsidiary immediately prior to giving effect to such combination) provided that the applicable Company or a Subsidiary is the surviving entity.

                  "Active Subsidiary" means a Subsidiary of Spherion that is then doing business of any kind;

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract, or otherwise.

                  "Agent" means Bank of America in its capacity as agent for the Banks hereunder, and any successor agent arising under SECTION 10.7.

                  "Agent-Related Persons" means the Agent and any successor agent arising under SECTION 10.7, together with their respective Affiliates (including in the case of Bank of America, the Arranger), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

                  "Agent's Payment Office" means (i) in respect of payments in Dollars, the address for payments set forth on SCHEDULE 11.2 or such other address as the Agent may from time to time specify in accordance with SECTION 11.2, and (ii) in the case of payments in any Offshore Currency, such address as the Agent may from time to time specify in accordance with SECTION 11.2.

                  "Agreement" means this Second Amended and Restated Credit Agreement, as amended, modified or supplemented from time to time.

                  "Alternate Currency" has the meaning specified in SECTION 2.5(b).

                  "Applicable Currency" means, as to any particular payment or Loan, Dollars or the Offshore Currency in which it is denominated or is payable.

                  "Applicable Fee Percentage" means, at any time, the rate set forth on SCHEDULE I under the column "Applicable Fee Percentage" for the level applicable at such time in accordance with the provisions of
         SECTION 2.15(c).

                  "Applicable Margin" means

                           (i) with respect to Base Rate Loans, 0%;


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                           (ii) with respect to Offshore Rate Loans, at any
                  time, the rate set forth on SCHEDULE I under the column "Applicable Margin" for the level applicable at such time in accordance with the provisions of SECTION 2.15(c).

                  "Approved Fund" means any Fund that is administered or managed by (a) a Bank, (b) an Affiliate of a Bank or (c) an entity or an Affiliate of an entity that administers or manages a Bank.

                  "Arranger" means Banc of America Securities, LLC, and its successors.

                  "Assignment and Acceptance" has the meaning specified in
         SECTION 11.8.

                  "Assignee" has the meaning specified in SUBSECTION 11.8(a).

                  "Associated Costs" means a rate per annum equal to the arithmetic mean of the percentage rates applicable to the Offshore Currency Lending Office of the relevant Bank according to the following formula:

                           Associated Costs          BY + L(Y-X) + S(Y-Z)
                           per annum           =     --------------------
                                                         100 - (B+S)

         where:

         B        =        The percentage of such Bank's eligible liabilities
                           required, on the first day of the Relevant Period, to be held in a non-interest-bearing deposit account with the Bank of England pursuant to the cash ratio requirements of the Bank of England.

         Y        =        The interest rate at which Sterling deposits in an
                           amount comparable to the aggregate principal amount of the relevant Loan are offered by such Bank to leading banks in the London interbank market at or about 11:00 a.m. (London time) on the first day of the Relevant Period for a period comparable to the Relevant Period.

         L        =        The average percentage of eligible liabilities which
                           the Bank of England, as at the first day of the Relevant Period, requires such Bank to maintain as secured money with members of the London Discount
                           Market Association and/or as secured call money with those money brokers and gilt-edged primary market makers recognized by the Bank of England.

         X        =        The rate at which secured Sterling deposits in an
                           amount comparable to the aggregate principal amount of the relevant Loan may be placed by such Bank with members of the London Discount Market Association and/or as secured call money with money brokers and gilt-edged primary market makers at or about 11:00 a.m. (London time) on the first day of the Relevant
                           Period for a period comparable to the Relevant
                           Period.


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         S        =        The percentage of such Bank's eligible liabilities
                           required on the first day of the relevant Interest Period to be placed as a special deposit with the Bank of England.

         Z        =        The percentage interest rate per annum payable by the
                           Bank of England on special deposits or, if lower, Y.

                  (a) For the purposes of this definition:

                           (i) "eligible liabilities" and "special deposits"
                  shall have the meanings ascribed to them from time to time by the Bank of England; and

                           (ii) "Relevant Period" means, if the Interest Period
                  with respect to the relevant Loan is three months or less, the duration of such Interest Period or, if such Interest Period is longer than three months, each period of three months and any necessary shorter period in such Interest Period.

                  (b) In the application of the above formula, B, Y, L, X, S and Z will be included in the formula as decimal fractions and not as percentages, e.g. if B = 0.5% and Y = 15%, BY will be calculated as 0.5 x 15 and not as 0.5% x 15%.

                  (c) Associated Costs shall be computed by the applicable Bank on the first day of each Relevant Period, and shall, if necessary, be rounded upward to the nearest 1/10,000 of 1%. If there is more than one Relevant Period comprised in the relevant Interest Period, then the Associated Costs for that Interest Period shall be the weighted average of the amounts so computed for the Relevant Periods comprised in that Interest Period.

                  (d) Calculations will be made on the basis of a year of 365 days.

                  The "Associated Costs" shall be increased by an amount which the applicable Bank shall determine from time to time to be necessary to compensate such Bank for the cost or loss to it of complying with any liquidity, monetary control or prudential requirements of The Bank of England existing from time to time pursuant to SECTION 4.1(c).

                  "Assuming Bank" has the meaning specified in SECTION 2.21(c).

                  "Attorney Costs" means and includes all reasonable fees and disbursements of any law firm or other external counsel or, from and after the Closing Date, internal counsel.

                  "Australian Spherion Indebtedness" means the net indebtedness of Spherion arising under the Financing Transaction, as the same may hereafter be extended, renewed or modified from time to time. The parties hereto acknowledge and stipulate that the amount of the Australian Spherion Indebtedness to be provided by the provisions of the Financing Transaction, will be the net obligation of Spherion under the Financing Transaction agreements as determined by Bank of America National Trust & Savings Association on a semi-annual basis. The amount of such Australian Spherion Indebtedness as of the Effective Date is set forth on SCHEDULE 8.12.

                  "Bank" has the meaning specified in the introductory clause hereto.

                  "Bank of America" means Bank of America, N.A., a national banking association.

                  "Base Rate" means, for any day, the higher of (a) 0.50% per annum above the latest Federal Funds Rate, and (b) the rate of interest in effect for such day as publicly announced from time to time by the Agent as its "prime rate." (The "prime rate" is a rate set by the Agent based upon various factors including the Agent's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate.) Any change in the prime rate announced by the Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

                  "Base Rate Loan" means a Revolving Loan, Swing Line Loan, 364 Day Loan or L/C Advance that bears interest at the Base Rate.

                  "Bid Borrowing" means a Borrowing hereunder consisting of one or more Bid Loans made to the Companies on the same day by one or more Banks or Designated Bidders.

                  "Bid Loan" means a Revolving Loan by a Bank or a Designated Bidder to one or more of the Companies under SECTION 2.6.

                  "Bid Loan Bank" means, in respect of any Bid Loan, the Bank or a Designated Bidder making such Bid Loan to the Companies.

                  "Bid Loan Note" means a note substantially in the form of EXHIBIT A and delivered to a Bank pursuant to SECTION 2.2.

                  "Borrowing" means a borrowing hereunder consisting of (i) Bid Loans, Revolving Loans or 364 Day Loans of the same Type and in the same Applicable Currency made to a Company on the same day by the Banks under SECTION 2.1(a) or (b) or (in the case of Bid Borrowings) Bid Loan Banks under SECTIONS 2.6 and 2.7, and, in the case of Offshore Rate Loans, having the same Interest Period and (ii) Swing Line Loans under
         SECTION 2.19. A Borrowing may be a Revolving Borrowing or 364 Day Borrowing or a Swing Line Borrowing or a Bid Borrowing.

                  "Borrowing Date" means any date on which a Borrowing occurs under SECTION 2.3, SECTION 2.7, SECTION 2.19 or SECTION 2.21.


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

                  "Borrowing Subsidiary" means any Subsidiary of Spherion which has been designated pursuant to SECTION 2.20.

                  "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in New York City or Charlotte, North Carolina are authorized or required by law to close and (i) with respect to disbursements and payments in Dollars, a day on which dealings are carried on in the applicable offshore Dollar interbank market, and (ii) with respect to any disbursements and payments in and calculations pertaining to any Offshore Currency Loan, a day on which commercial banks are open for foreign exchange business in London, England, and on which dealings in the relevant Offshore Currency are carried on in the applicable offshore foreign exchange interbank market in which disbursement of or payment in such Offshore Currency will be made or received hereunder.

                  "Cash Account Agreement" means the Cash Account Agreement delivered by each Company in favor of the Agent relating to the cash collateralization of the L/C Obligations, as the same may be amended or otherwise modified from time to time.

                  "Cash Collateralize" means to pledge and deposit with or deliver to the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, as collateral for the L/C Obligations, cash or deposit account balances pursuant to documentation in form and substance reasonably satisfactory to the Agent and the Issuing Bank. Derivatives of such term shall have corresponding meanings. The Companies hereby grant the Agent, for the benefit of the Agent, the Issuing Bank and the Banks, a security interest in all such cash and deposit account balances. Cash collateral shall be maintained in blocked, interest bearing deposit accounts at Bank of America.

                  "Cash Equivalent Investment" means, at any time:

                  (a) any evidence of Indebtedness, maturing not more than one year after such time, issued or guaranteed by the government of a country ("OECD Country") which is a member of the Organization for Economic Cooperation and Development or any agency thereof;

                  (b) commercial paper, maturing not more than nine months from the date of issue, which is issued by

                           (i) a corporation (other than an Affiliate of the
                  Companies) organized under the laws of any state of the United States or of the District of Columbia and rated A-2, or better, by Standard & Poor's Ratings Services or P-2, or better, by Moody's Investors Service, Inc., or

                           (ii) any Bank (or its holding company);

                  (c) any certificate of deposit or bankers acceptance, maturing not more than one year after such time, which is issued by either

                           (i) a commercial banking institution that is a member
                  of the Federal Reserve System or an applicable central bank of an OECD Country and has a combined capital and surplus and undivided profits of not less than $500,000,000, or

                           (ii) any Bank;

                  (d) any repurchase agreement entered into with any Bank (or other commercial banking institution of the stature referred to in clause (c)(i)) which

                           (i) is secured by a fully perfected security interest
                  in any obligation of the type described in any of clauses (a) through (c); and

                           (ii) has a market value at the time such repurchase
                  agreement is entered into of not less than 100% of the repurchase obligation of such Bank (or other commercial banking institution) thereunder; or

                  (e) money market preferred stock of companies listed on the S&P 500 and having a long-term debt rating of A- or better by S&P or A3 or better by Moody's, and short-term (one-year or less) debt instruments, so long as the underlying obligor has a short-term debt rating of A-2 (or MIG-2) or better by S&P or P-2 (or MIG-2) or better by Moody's;

                  (f) Investments in money market funds that invest primarily in items described in clauses (a), (b), (c), (d) and (e) above;

                  (g) participations in short-term loans to any corporation (other than the Company or any Subsidiary) organized under the laws of the United States of America or any state thereof and rated at least A-2 by S&P or P-2 by Moody's;

                  "Change in Control" means (i) the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act) of 20% or more of the outstanding shares of voting stock of Spherion or (ii) during any period of up to 12 consecutive months, commencing on the Closing Date, individuals who at the beginning of such 12-month period were directors of Spherion shall cease for any reason (other than the death, disability or retirement of an officer of Spherion that is serving as a director at such time so long as another officer of Spherion replaces such Person as a director) to constitute a majority of the Board of Directors of Spherion.

                  "Closing Date" means April 2, 2001, provided that this Agreement and the Notes shall have been executed and delivered to the Agent, or such later date on which such events shall have occurred.

                  "Code" means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

                  "Commitment", as to each Bank, means the sum of such Bank's Revolving Commitment and 364 Day Loan Commitment.

                  "Company" and "Companies" has the meaning specified in the introductory clause hereto.

                  "Competitive Bid" means an offer by a Bank or a Designated Bidder to make a Bid Loan in accordance with SECTION 2.7(c).

                  "Competitive Bid Request" has the meaning specified in
         SECTION 2.7(a).

                  "Compliance Certificate" means a certificate substantially in the form of EXHIBIT B.

                  "Consenting Bank" has the meaning specified in
         SECTION 2.21(a).

                  "Consistent Basis" in reference to the application of GAAP, means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to as of the Closing Date in SECTION 6.10(a).

                  "Consolidated EBITDA" means, for any four quarter period (subject to adjustment as contemplated in SECTION 8.3(iv)), Consolidated Net Income plus Consolidated Interest Expense, income taxes, depreciation expense, amortization expense and $24,800,000 of one time costs related to the write down of the equity investment in Worldwide Xceed Group, Inc., all determined on a consolidated basis for Spherion and its Subsidiaries; provided that, with respect to any Acquisition which is treated as a "purchase," Consolidated EBITDA, beginning with the fiscal quarter during which such Acquisition occurs, shall include the results of the operations of the Person or assets so acquired (which results shall be determined on an historical pro forma basis in form and substance satisfactory to the Required Banks so long as Spherion has furnished to the Banks financial information acceptable to the Required Banks with respect to the Person or assets so acquired).

                  "Consolidated Interest Coverage Ratio" means, with respect to Spherion and its Subsidiaries, on a consolidated basis, for any consecutive four quarter period (subject to adjustment as contemplated in SECTION 8.3(iv)), the ratio of Consolidated EBITDA to Consolidated Interest Expense.

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof (subject to adjustment as contemplated in SECTION 8.3(iv)), the gross interest expense of Spherion and its Subsidiaries (net of interest income of not to exceed $500,000), including, without limitation (i) the amortization of debt discounts,
         (ii) the
         amortization of all fees (including, without limitation, fees payable in respect of Rate Hedging Obligations) payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any liabilities incurred in connection with Capital Leases allocable to interest expense, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; provided, however, in the case of the occurrence of an Acquisition, there shall be included in Consolidated Interest Expense for the first four consecutive fiscal quarters ending after the date of such Acquisition an amount which shall be determined by multiplying that portion of the cost of Acquisition which represents Indebtedness, whether incurred, assumed or acquired, times the interest rate applicable to such Indebtedness which is in effect on the date of determination and then multiplying the result by a fraction the numerator of which is 365 minus the actual number of days that have elapsed from and after the date of such Acquisition and the denominator of which is 365.

                  "Consolidated Net Income" means, for any period ending on the date for which computation thereof is being made (subject to adjustment as contemplated in SECTION 8.3(iv)), the gross revenues from operations of Spherion and its Subsidiaries (including payments received by Spherion and the Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their business by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event), less all operating and non-operating expenses of Spherion and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than compliance with SECTION 8.3(ii)) hereof as income: (i) net gains on the sale, conversion or other disposition of capital assets, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of Spherion or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Net Worth" means the aggregate amount of shareholders equity as determined from a consolidated balance sheet of Spherion and its Subsidiaries, prepared in accordance with GAAP (subject to adjustment as contemplated in SECTION 8.3(iv)); PROVIDED that the amount of any cumulative translation adjustment shall be excluded for purposes of determining Consolidated Net Worth.

                  "Consolidated Total Leverage Ratio" means, with respect to Spherion and its Subsidiaries, on a consolidated basis, for any consecutive four quarter period (subject to adjustment as contemplated in SECTION 8.3(iv)), the ratio of Total Indebtedness as at the end of such period to Consolidated EBITDA for such period.

                  "Contingent Obligation" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the Indebtedness of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Obligation shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness guaranteed thereby.

                  "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

                  "Conversion/Continuation Date" means any date on which, under
         SECTION 2.4, a Company (a) converts Syndicated Loans of one Type to another Type, or (b) continues as Syndicated Loans of the same Type, but with a new Interest Period, Syndicated Loans having Interest Periods expiring on such date.

                  "Credit Extension" means and includes (a) the making of any Syndicated Loans and Bid Loans and Swing Line Loans hereunder and (b) the Issuance of any Letters of Credit hereunder.

                  "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

                  "Designated Bidder" means an Affiliate of a Bank that is an entity described in clause (a) or (b) of the definition of "Eligible Assignee" and that has become a party hereto pursuant to SECTION 11.9.

                  "Designation Agreement" means an agreement in substantially the form of EXHIBIT C.

                  "Direct Foreign Subsidiary" means a Foreign Subsidiary in respect of which all of the Voting Stock, except qualifying shares of directors or managers, is owned by Spherion or a Domestic Subsidiary.

                  "Documentation Agent" means Fleet National Bank in its capacity as documentation agent for the Banks hereunder, and any successor documentation agent thereto.

                  "Dollars", "dollars" and "$" each mean lawful money of the United States.

                  "Dollar Equivalent Amount" means (a) the amount denominated in Dollars, and (b) as to any amount denominated in an Offshore Currency, the equivalent amount in Dollars as determined by the Agent on the basis of the Spot Rate for the purchase of Dollars with such Offshore Currency.

                  "Domestic Subsidiary" means a Subsidiary which is organized under the laws of the United States or any state or territory thereof.

                  "EMU" means the European economic and monetary union.

                  "EMU Legislation" means (a) a Treaty on European Union (the Treaty of Rome of March 25, 1957, as amended by the Single European Act 1986 and the Maastricht Treaty (which was signed at Maastricht on February 1, 1992 and came into force on November 1, 1993)) and (b) legislative measures of the European Council (including without limitation European Council regulations) for the introduction of, changeover to or operation of the euro, in each case as amended or supplemented from time to time.

                  "Effective Date" means the date on which all conditions precedent set forth in SECTION 5.1 are satisfied.

                  "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $500,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $500,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (c) a Person that is primarily engaged in the business of commercial lending and that is (i) a Subsidiary of a Bank, (ii) a Subsidiary of a Person of which a Bank is a Subsidiary, or (iii) a Person of which a Bank is a Subsidiary; (d) a Bank; and (e) an Approved Fund.

                  "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment

                  "Environmental Laws" means all federal, state, local or foreign laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters.

                  "Equipment" means all equipment of whatever kind or nature now owned or hereafter acquired by a Person, including, without limitation, all machinery, vehicles, tools, furniture, furnishings, office machines and equipment, material handling equipment, forklifts, conveyors, machine systems, computers and all other goods used with all accessories, parts and additions noted or hereafter affixed thereto or used in connection therewith.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and regulations promulgated thereunder.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Company within the meaning of Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the
         Code).

                  "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Company or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001 (a)
         (2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Company or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization;
         (d) the filing of a notice of intent to terminate a Plan (other than in a standard termination within the meaning of Section 4041(b) of ERISA), the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA (other than in a standard termination within the meaning of Section 4041(b) of ERISA), or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
         Section 4007 of ERISA, upon any Company or any ERISA Affiliate.

                  "euro" each means the single official non-legacy currency denominated as the euro and constituting legal tender for the payment of public and private debts in the Participating Member States.

                  "Eurocurrency Reserve Percentage" has the meaning specified in the definition of "Offshore Rate".

                  "Event of Default" means any of the events or circumstances specified in SECTION 9.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

                  "Excluded Subsidiary" means each of Spectrum, Atrium (AU-B) Pty. Limited, Spherion Receivables, Enthusian Corporation, JobOptions, Inc. and each Inactive Subsidiary.

                  "Existing Credit Agreement" means the Amended and Restated Credit Agreement dated as of July 2, 1999 among Spherion Corporation, The Borrowing Subsidiaries, The Banks Party Thereto, Bank of America, N.A., as Agent and Bank One, N.A., f/k/a The First National Bank of Chicago, as Documentation Agent.

                  "Existing Letters of Credit" means the letters of credit described on SCHEDULE 1.2(a).

                  "Facility L/C" means any standby letter of credit issued by an Issuing Bank pursuant to SECTION 3.1(a) and the Existing Letters of Credit.

                  "Facility L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Facility L/Cs then outstanding, plus (b) the amount of all unreimbursed drawings under Facility L/Cs, including an L/C Borrowing in respect of a Facility L/C.

                  "Fair Market Value" means, with respect to any capital stock or other ownership interests issued or given by Spherion or any Subsidiary in connection with an Acquisition, (i) in the case of capital stock that is Common Stock and such Common Stock is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASDAQ") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or prices reported thereon for Common Stock or such other value as may be ascribed to the Common Stock in a definitive merger or acquisition agreement provided such value is determined according to customary methods for like transactions and is approved (to the extent required by Spherion's charter or bylaws) by Spherion's board of directors or (ii) in the case of capital stock that is not Common Stock or in the event that Common Stock is not so designated on NASDAQ or listed on such national exchange, or in the case of any other ownership interests, the determination of the fair market value thereof in good faith by a majority or disinterested members of the board of directors of Spherion or such Subsidiary, in each case effective as of the close of business on the Business Day immediately preceding the closing date of such Acquisition.

                  "FDIC" means the Federal Deposit Insurance Corporation and any Governmental Authority succeeding to any of its principal functions.

                  "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.l5(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

                  "Fee Letters" has the meaning specified in SECTION 2.14(a).

                  "Financing Transaction" means a set of integrated transactions involving extensions of credit to Spherion and a Subsidiary and concurrent and forward purchases of equity interests of a Subsidiary, all as evidenced by a series of agreements executed on or about June 30, 1999 among (1) Spherion and Bank of America National Trust and Savings Association, as to a Financing and Interest Purchase Agreement, (2) Atrium (AU-B) Pty. Limited and Bank of America National Trust and Savings Association, as to a Loan Agreement, (3) Atrium (U.S.-B) LLC and Bank of America National Trust and Savings Association, as to a Subscription Agreement, (4) Bank of New York, as escrow agent, Bank of America National Trust and Savings Association, Spherion, and Atrium (U.S.-B) LLC, as to an Escrow Agreement and (5) Spherion and Bank of America National Trust and Savings Association as to a Guaranty Agreement, all as the same may be extended, renewed and modified. The consequence of the consummation of these transactions, after effecting the offsetting transactions pursuant to the above-referenced documents, and various additional and related agreements and transactions between and among Spherion and some of its Subsidiaries, is the creation of Australian Spherion Indebtedness.

                  "Foreign Subsidiary" means any Subsidiary (other than Spectrum) which (i) is organized under the laws of a jurisdiction other than the United States or a state thereof and (ii) conducts substantially all of its business and operations outside the United States.

                  "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

                  "Fund" means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

                  "Further Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges (including, without limitation, net income taxes and franchise taxes), and all liabilities with respect thereto, imposed by any jurisdiction on account of amounts payable or paid pursuant to
         SECTION 4.1.

                  "FX Trading Office" means the Agent's Foreign Exchange Trading Desk or such other office or source of information as the Agent may designate with the concurrence of the Companies.

                  "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession), which are applicable to the circumstances, subject to the provisions of SECTION 1.4.

                  "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

                  "Guarantor" means each of the Subsidiaries listed on SCHEDULE 1.2(b) and such other Subsidiaries which may become a Guarantor.

                  "Guaranty" means a Guaranty in the form reasonably acceptable to the Agent and the Banks executed by every Guarantor, as the same may be amended or otherwise modified from time to time.

                  "Honor Date" has the meaning specified in SECTION 3.3(b).

                  "IBOR" has the meaning specified in the definition of "Offshore Rate".

                  "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant or, if applicable, any chartered accountants as to any financial statement of any Company or any Subsidiary, any qualification or exception to such opinion or certification

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to the treatment or classification of any item in such financial statement and which, as a condition to its removal, would require an adjustment to such item the effect of which would be to cause any Company to be in default of any of its obligations under SECTION 8.3.

                  "Inactive Subsidiary" means a Subsidiary of Spherion that is not an Active Subsidiary, which, as of the Closing Date, are those Subsidiaries indicated as Inactive on SCHEDULE 6.13.

                  "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit (other than letters of credit supporting trade payables in the ordinary course of business), whether or not drawn, and banker's acceptances issued for the account of such Person (it being understood that, to the extent an undrawn letter of credit supports another obligation consisting of Indebtedness, in calculating aggregate Indebtedness only such other obligation shall be included);

                  (c) all obligations of such Person as lessee under leases which have been or should be, in accordance with GAAP, recorded as capitalized lease liabilities;

                  (d) net liabilities of such Person under all Swap Contracts;

                  (e) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (other than obligations under employment contracts (including earn-out provisions which have not yet been earned), restrictive covenants or similar arrangements or trade payables in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements) whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

                  (f) liabilities in accordance with GAAP of such Person with respect to lease paper sold by such Person or any other Persons;

                  (g) all Contingent Obligations of such Person in respect of any of the foregoing whether such Person or another Person is the principal obligor in respect thereof;

                  (h) all amounts outstanding under Permitted Receivables Securitizations;

                  (i) the aggregate amount of liabilities (including obligations to purchase or repurchase or other Contingent Obligations) arising under tax retention operating leases; and

                  (j) with respect to the Indebtedness evidenced by the Financing Transaction, only the Australian Spherion Indebtedness.

                  "Indemnified Liabilities" has the meaning specified in SECTION 11.5.

                  "Indemnified Person" has the meaning specified in SECTION
         11.5.

                  "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any competent court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, administrative receivership, administration, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; undertaken under U.S. Federal, State or foreign law.

                  "Interest Payment Date" means, as to any Loan other than a Base Rate Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter and each date such Loan is converted into another Type of Loan; provided, however, that if any Interest Period for an Offshore Rate Loan or Bid Loan exceeds three months, the dates that fall at three month intervals after the beginning, and prior to the end, of such Interest Period are also Interest Payment Dates.

                  "Interest Period" means, (a) as to any Offshore Rate Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which such Loan is converted into or continued as an Offshore Rate Loan, and ending on the date one week later in the case of a Loan in Dollars one, two, three or six months thereafter in all other cases as selected by a Company in its Irrevocable Notice of Syndicated Activity (or such other period of time, not to exceed 12 months, as the Agent shall, following reasonable prior notice from a Company, with the consent of all Banks, elect to make available); and (b) as to any Bid Loan, a period of not less than seven days and not more than 365 days as selected by the Company in the applicable Competitive Bid Request; provided that:

                           (i) if any Interest Period would otherwise end on a
                  day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless, in the case of an Offshore Rate Loan, the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                           (ii) any Interest Period pertaining to an Offshore
                  Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                           (iii) no Interest Period for any Loan shall extend
                  beyond the Termination Date.

                  "Inventory" means all inventory of whatever kind or nature of a Person and wherever located, including, without limitation, all goods held for sale or lease or furnished or to be furnished under contracts, and any raw materials, work in process or finished goods, and all goods and materials used or consumed in such Person's business, including, without limitation, those goods identified as equipment on operating leases, machine inventory and parts and supplies inventory.

                  "Investment" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b) any Contingent Obligation of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

         The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

                  "Invitation for Competitive Bids" means a solicitation for Competitive Bids, substantially in the form of EXHIBIT D.

                  "Irrevocable Notice of Syndicated Activity" means a notice in substantially the form of EXHIBIT E.

                  "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

                  "Issuance Date" has the meaning specified in SECTION 3.1(a).

                  "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

                  "Issuing Bank" means Bank of America, and in the case of certain of the Existing Letters of Credit, Comerica Bank, Fleet National Bank and SunTrust Bank, or, upon the request of the Companies with the consent of the Agent, another Bank, in its capacity as issuer of one or more Letters of Credit hereunder, together with any successor letter of credit issuer arising under SECTION 10.1(b) or SECTION 10.7.

                  "Judgment Currency" has the meaning specified in SECTION
         11.19.

                  "L/C Advance" means each Bank's participation in any L/C Borrowing in accordance with its Pro Rata Share.

                  "L/C Amendment Application" means an application form for amendment of outstanding Letters of Credit as shall at any time be in use at the Issuing Bank, as the Issuing Bank shall request.

                  "L/C Application" means an application for Issuances of standby or commercial documentary letters of credit in such form as shall at any time be in use at the Issuing Bank, shall be consistent with the terms of this Agreement and shall be agreed to by the Company applying for the applicable Letter of Credit.

                  "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which shall not have been reimbursed on the date when made or converted into an appropriate Borrowing.

                  "L/C Commitment" means the commitment of the Issuing Bank to Issue, and the commitment of the Banks severally to participate in, Letters of Credit from time to time Issued or outstanding under ARTICLE III, in an aggregate amount not to exceed on any date in the case of Letters of Credit the amount of $100,000,000, as the same shall be reduced as a result of a reduction in the L/C Commitment pursuant to
         SECTION 2.8; provided that the L/C Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment and shall not at any time exceed the combined Revolving Commitments.

                  "L/C Obligations" means at any time the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding, plus (b) the amount of all unreimbursed drawings under all Letters of Credit, including all outstanding L/C Borrowings.

                  "L/C-Related Documents" means the Letters of Credit, the L/C Applications, the L/C Amendment Applications and any other document relating to any Letter of Credit, including any of the Issuing Bank's standard form documents for letter of credit issuances.

                  "Lending Office" means, as to any Bank, the office or offices of such Bank specified as its "Lending Office", "Domestic Lending Office", "Offshore Lending Office" or "Offshore Currency Lending Office", as the case may be, on SCHEDULE 11.2, or such other office or offices as such Bank may from time to time notify the Companies and the Agent.

                  "Letters of Credit" means any standby letter of credit issued by the Issuing Bank pursuant to SECTION 3.1(a) and the Existing Letters of Credit.

                  "Lien" means any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, charge or deposit arrangement, encumbrance, lien (statutory or other) or preferential arrangement of any kind or nature whatsoever in respect of any property (including those created by, arising under or evidenced by any conditional sale or other title retention agreement), the interest of a lessor under a capital lease, or any financing lease having substantially the same economic effect as any of the foregoing, or the filing of any financing statement naming the owner of the asset to which such lien relates as debtor, under the Uniform Commercial Code or any comparable law and any contingent or other agreement to provide any of the foregoing, but not including the interest of a lessor under an operating lease.

                  "Loan" means an extension of credit to a Company under ARTICLE II, ARTICLE III or ARTICLE IV, and may be a Revolving Loan, Swing Line Loan, Bid Loan, 364 Day Loan or L/C Advance and, if the Companies so elect pursuant to SECTION 2.21(f), a Term Loan.

                  "Loan Documents" means this Agreement, any Notes, the Support Documents, the Fee Letters, the L/C-Related Documents, and all other documents delivered to the Agent or any Bank in connection with the transactions contemplated by this Agreement.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the FRB.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Spherion and its Subsidiaries taken as a whole, (b) a material impairment of the ability of any Company or any Subsidiary to perform under any Loan Document or to avoid or cure, as applicable, any Event of Default, or
         (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Company or any Subsidiary of any Loan Document.

                  "Michael Page" means Michael Page Group PLC (formerly known as Interim Services (UK) PLC), a public limited company incorporated in England and Wales (Registered Number 3310225) and, prior to the consummation of the Michael Page IPO, was a wholly-owned Subsidiary of Spherion (Europe).

                  "Michael Page IPO" means an initial public offering of shares of common stock of Michael Page.

                  "Michael Page Note Commitments" means the commitment of Bank of America to guaranty, and the commitment of the First Restatement Banks severally to participate in, the Michael Page Note Guarantee, in an aggregate amount not to exceed on any date the amount of the Michael Page Note Obligations.

                  "Michael Page Note Guarantee" means the guaranty of payment by Bank of America arising under the Michael Page Note Instrument the terms of which are set forth in Schedule IV to the Michael Page Note Instrument.

                  "Michael Page Note Instrument" means the Loan Note Instrument dated May 1, 1997 between Michael Page and Bank of America, N.A. constituting up to L12,500,000 Floating Rate Guaranteed Unlisted Unsecured Loan Notes 2002 pursuant to which (a) Michael Page has issued the Michael Page Notes evidencing its obligation to pay the purchase price of shares of capital stock of Michael Page together with interest and (b) Bank of America has guaranteed payment of such amount.

                  "Minimum Tranche" means in respect of Loans comprising part of the same Borrowing, or to be converted or continued under SECTION 2.4,
         (a) in the case of Base Rate Loans and Offshore Rate Loans in Dollars, $10,000,000 or any multiple of $1,000,000 in excess thereof, or (as to Revolving Borrowings and 364 Day Borrowings), if less, the aggregate amount of the then unused Revolving Commitments and 364 Day Commitments, and (b) in the case of Offshore Currency Loans, a multiple of 100,000 units of the Applicable Currency in excess of the Dollar Equivalent Amount (calculated by the Agent as of the date of receipt of the relevant Irrevocable Notice of Syndicated Activity) of $10,000,000 or (as to Revolving Commitments and 364 Day Commitments), if less, the aggregate amount of the then unused Revolving Commitments.

                  "Multiemployer Plan" means a "multiemployer plan", within the meaning of Section 4001 (a) (3) of ERISA, to which any Company or any ERISA Affiliate makes, is making, or is obligated to make contributions or, during the preceding three calendar years, has made, or been obligated to make, contributions.

                  "Net Issuance Proceeds" means with respect to the issuance and sale of any Indebtedness (including the consummation of any Permitted Receivables Securitization) of Spherion or any Subsidiary, the principal amount of such Indebtedness, less any costs of issuance and any original issue discount.

                  "Non-Consenting Bank" has the meaning specified in SECTION 2.21(a).

                  "Notes" means the Revolving Loan Notes, 364 Day Notes, Swing Line Note and the Bid Loan Notes.

                  "Obligations" means, collectively, all advances, debts, liabilities, obligations, covenants and duties arising under any Loan Document owing by any Company to any Bank, any Designated Bidder, the Agent, or any Indemnified Person, or arising under any Swap Contract between any Company and any Bank or the Agent, in any case, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

                  "Offshore Currency" means British pounds sterling, euros and Australian dollars at any time, and with the consent of all the Banks such other currency that is at such time freely traded in offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars and such currency is readily available to the Banks and is an Alternate Currency.

                  "Offshore Currency Lending Office" means the office of a Bank from which Offshore Currency Loans are to be made as set forth in
         SCHEDULE 11.2.

                  "Offshore Currency Loan" means any Offshore Rate Loan denominated in an Offshore Currency.

                  "Offshore Rate" means, for any Interest Period, with respect to Offshore Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1%) determined by the Agent as follows:

                                                         IBOR
                                            -------------------------------
                  Offshore Rate      =  1 - Eurocurrency Reserve Percentage

                  The Offshore Rate shall be adjusted automatically as to all Offshore Rate Loans then outstanding as of the effective date of any change in the Eurocurrency Reserve Percentage.

                  "Eurocurrency Reserve Percentage" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1%) in effect on such day (whether or not applicable to any Bank) under regulations issued from time to time by the FRB for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

                  "IBOR" means, with respect to any Offshore Rate Loan, for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Dow Jones Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars or such other applicable page in the case of an Alternate Currency at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "IBOR" shall mean, for any Offshore Rate Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars or the Alternate Currency, as the case may be, at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; PROVIDED, HOWEVER, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100th of 1%)

                  "Offshore Rate Loan" means a Syndicated Loan that bears interest based on the Offshore Rate.

                  "Organization Documents" means, for any corporation, the certificate or articles of incorporation, memorandum of association, articles of association, the bylaws, or other similar organizational documents, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation, any shareholder rights agreement, and all applicable resolutions of the board of directors (or any committee thereof) of such corporation adopting, supplementing or modifying any of the foregoing and, for any entity other than a corporation, the equivalent of the foregoing, including the partnership agreement (or comparable agreement) of any partnership.

                  "Original Currency" has the meaning specified in SECTION
         11.19.

                  "Other Taxes" has the meaning specified in SECTION 4.6(b).

                  "Overnight Rate" means, for any day, the rate of interest per annum at which overnight deposits in the Applicable Currency, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Agent to major banks in the London interbank market.

                  "Participant" has the meaning specified in SECTION 11.8(e).

                  "Participating Member State" means each country which from time to time becomes a Participating Member State as described in EMU Legislation.

                  "Payroll Account" means a bank account maintained by Spherion or any Subsidiary solely for the purpose of paying salary, bonuses and similar items to employees.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which any Company sponsors or maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding five plan years.

                  "Permitted Receivables Securitization" means limited recourse or nonrecourse sales and assignments of accounts receivable of Spherion or its Subsidiaries to one or more special purpose entities, in connection with the issuance of obligations by such special purpose entities secured by such accounts, the proceeds of the issuance of which obligations shall be made available to Spherion or its Subsidiaries at such rates of advance, and the obligations issued by such special purpose entities shall be in such amount or amounts, bear such rate or rates of interest, and be subject to such customary terms and conditions, all as shall be reasonably acceptable to the Required Banks; provided, however, that the maximum principal amount which may be advanced at any time pursuant to the Permitted Receivables Securitization shall not exceed $200,000,000; provided, further, the receivables securitization, the terms of which are described on
         SCHEDULE 1.2(c), is deemed acceptable to all Banks by reason of their execution of this Agreement.

                  "Person" means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or Governmental Authority.

                  "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which a Company sponsors or maintains or to which a Company makes, is making, or is obligated to make contributions and includes any Pension Plan, other than a Plan maintained outside the United States primarily for the benefit of persons who are not U.S. residents.

                  "Pledge Agreements" means, collectively, the pledge agreements of certain Companies and Guarantors, which Companies and Guarantors as of the Closing Date are described in SCHEDULE II, in form reasonably satisfactory to the Agent and the Banks pursuant to which there is pledged to the Agent for the benefit of the Banks the ownership interest in those Subsidiaries described in SCHEDULE II, and such other Subsidiaries as may be required by SECTION 7.7.

                  "Pro Forma Projections" means the pro forma consolidated financial statement projections of Spherion and its Subsidiaries for each of the fiscal years ending 2000 through 2004 giving effect to the Michael Page IPO in form and detail satisfactory to the Agent.

                  "Property" means any interest in any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

                  "Pro Rata Share" means, as to any Bank at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Bank's Commitment divided by the combined Commitments of all Banks.

                  "Replacement Date" has the meaning specified in SECTION
         2.21(c).

                  "Reportable Event" means any of the events set forth in
         Section 4043(c) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

                  "Required Banks" means at any time Banks more than 50% of the Commitments without giving effect to the termination of any Commitments as a result of an Event of Default.

                  "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or final, nonappealable determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Responsible Officer" means the Chief Executive Officer, the Chief Financial Officer, the Treasurer, or an Assistant Treasurer of Spherion or the same individuals holding the same or equivalent office with any other Company or Subsidiary.

                  "Revolving Borrowing" means a Borrowing hereunder consisting of Revolving Loans made on the same day by the Banks ratably according to their respective Pro Rata Shares and, in the case of Offshore Rate Loans, having the same Interest Periods.

                  "Revolving Commitment", as to each Bank, has the meaning specified in SECTION 2.1(a).

                  "Revolving Loan" has the meaning specified in SECTION 2.1(a) and may be an Offshore Rate Loan or a Base Rate Loan (each, a "Type" of Revolving Loan).

                  "Revolving Loan Note" means a note substantially in the form of EXHIBIT F and delivered to a Bank pursuant to SECTION 2.2.

                  "Revolving Loan Outstandings" means the sum of outstanding principal amounts of Revolving Loans, Bid Loans, L/C Obligations and Swing Line Outstandings.

                  "Same Day Funds" means (i) with respect to disbursements and payments in Dollars, immediately available funds, and (ii) with respect to disbursements and payments in an Offshore Currency, same day or other funds as may be determined by the Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in the relevant Offshore Currency.

                  "Spectrum" means Spectrum Insurance Company, Ltd., a Cayman Islands corporation.

                  "Spherion (Europe)" means Spherion Europe Inc., a Delaware corporation and wholly-owned Subsidiary of Spherion.

                  "Spherion Receivables" means Spherion Receivables Corp., a Delaware corporation.

                  "Spot Rate" for a currency means the rate quoted (expressed as a decimal, rounded to the fourth decimal place) to the Agent as the spot rate for the purchase of such currency with another currency through the FX Trading Office at approximately 11:00 a.m. (Charlotte time) on the date two Business Days prior to the date as of which the foreign exchange settlement is made.

                  "Stock Consideration" means, with respect to an Acquisition, the Fair Market Value of all capital stock or other ownership interests of Spherion or any Subsidiary issued or given in connection with such Acquisition.

                  "Subordinated Indebtedness" means collectively Indebtedness of a Company subordinated to the Obligations in form and substance (including terms and conditions) satisfactory to the Required Banks.

                  "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of Spherion.

                  "Support Documents" means, collectively, (i) the Cash Account Agreement, Guaranties and Pledge Agreements and all other cash collateralization agreements, guaranties and pledges, and other instruments or agreements in favor of the Banks or the Agent for the benefit of the Banks now or hereafter delivered by the applicable Company, Guarantor or other Subsidiary to the Banks or the Agent pursuant to or in connection with the transactions contemplated hereby, and all documents now or hereafter filed under applicable law by the applicable Company, Guarantor or other Subsidiary in favor of the Banks or the Agent for the benefit of the Banks as secured party, and (ii) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

                  "Swap Contract" means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swaption, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

                  "Swap Termination Value" means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined by the applicable Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include any Bank).

                  "Swing Line" means the revolving line of credit established by the Swing Line Bank in favor of the Companies pursuant to SECTION 2.19.

                  "Swing Line Bank" means Bank of America, N.A., its successors and assigns and any other Bank succeeding Bank of America, N.A. in the event of its resignation pursuant to SECTION 11.7.

                  "Swing Line Borrowing" means a Borrowing under the Swing Line.

                  "Swing Line Borrowing Notice" means a notice substantially in the form of EXHIBIT K.

                  "Swing Line Loans" means loans made by the Swing Line Bank to the Companies pursuant to SECTION 2.19.

                  "Swing Line Note" means the promissory note of the Companies evidencing Swing Line Loans executed and delivered to the Swing Line Bank as provided in SECTION 2.19 substantially in the form of EXHIBIT G.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Swing Line Participation" means, with respect to any Bank (other than the Swing Line Bank) and a Swing Line Loan, the extension of credit represented by the participation of such Bank in the liability owed to the Swing Line Bank in respect of such Swing Line Loan.

                  "Syndicated Borrowing" means either or both a Revolving Borrowing or a 364 Day Borrowing.

                  "Syndicated Loan" means either or both a Revolving Loan or a 364 Day Loan.

                  "Syndication Agent" means Citibank, N.A. in its capacity as Syndication Agent for the banks hereunder and any successor syndication agent thereto.

                  "Taxes" has the meaning specified in SECTION 4.6(a).

                  "Term Loan" has the meaning specified in SECTION 2.21.

                  "364 Day Borrowing" means a Borrowing hereunder consisting of 364 Day Loans made on the same day by the Banks ratably according to their respective Pro Rata Shares and, in the case of Offshore Rate Loans, having the same Interest Periods.

                  "364 Day Commitment", as to each Bank, has the meaning specified in SECTION 2.1(b).

                  "364 Day Extension Date" means April 1, 2002 and each date thereafter, if any, to which the 364 Day Termination Date has been extended pursuant to SECTION 2.21, but in no event later than the Termination Date.

                  "364 Day Loan" has the meaning specified in SECTION 2.1(b) and may be an Offshore Rate Loan or a Base Rate Loan (each, a "Type" of 364 Day Loan).

                  "364 Day Loan Outstandings" means the sum of the outstanding principal amount of 364 Day Loans.

                  "364 Day Note" means a note substantially in the form of EXHIBIT H and delivered to each Bank pursuant to SECTION 2.2.

                  "364 Day Termination Date" means the earlier of (i) the 364 Day Extension Date or (ii) the date of termination of Banks' obligations pursuant to SECTION 9.2 upon the occurrence of an Event of Default, or (iii) such date as the Companies may voluntarily permanently terminate the 364 Day Commitments by permanent payment in full of all 364 Day Loan Outstandings, or (iv) the occurrence of the Termination Date.

                  "Termination Date" means June 30, 2004.

                  "Total Indebtedness" means, at any time (subject to adjustment as contemplated by SECTION 8.3(iv)), all Indebtedness of Spherion and its Subsidiaries on a consolidated basis at such time.

                  "Total Offshore Currency Sublimit" means, with respect to the principal amount of Loans outstanding in Offshore Currencies, the Dollar Equivalent Amount of $325,000,000.

                  "Type" has the meaning specified in the definition of "Revolving Loan" and "364 Day Loan".

                  "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA, over the current value of that Plan's assets, determined in accordance with the assumptions used for funding that Plan pursuant to Section 412 of the Code for the applicable plan year.

                  "United States" and "U.S." each means the United States of America.

                  "Valuation Date" has the meaning specified in SECTION 2.5(a).

         1.3 OTHER INTERPRETIVE PROVISIONS.

         (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) The words "hereof", "herein", "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                  (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (iv) The term "property" means Property.

                  (v) The term "Charlotte time" means the time of day as of any determination thereof in Charlotte, North Carolina.

                  (vi) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%," such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and

                  (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         (f) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

         1.4 ACCOUNTING PRINCIPLES.

         (a) Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied as utilized by the Companies. If any change after the Closing Date in GAAP as in effect on the Closing Date shall result in a change in any calculation required to determine compliance with any provision contained in this Agreement, the Companies and the Required Banks will negotiate in good faith to amend such provision in a manner to reflect such change such that the determination of compliance with such provision shall yield the same substantive result as would have obtained prior to such change in GAAP. Until such an amendment is entered into, covenants shall be calculated in accordance with GAAP as in effect immediately preceding such change.

         (b) References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Companies.

         1.5 CURRENCY EQUIVALENTS GENERALLY. For all purposes of this Agreement (but not for purposes of the preparation of any financial statements delivered pursuant hereto), the equivalent in any Offshore Currency or other currency of an amount in Dollars, and the equivalent in

Dollars of an amount in any Offshore Currency or other currency, shall be determined as set forth in the definition of Dollar Equivalent Amount.

                                   ARTICLE II

                                   THE CREDITS

         2.1 AMOUNTS AND TERMS OF COMMITMENTS; JOINT AND SEVERAL LIABILITY.

         (a) Each Bank severally agrees, on the terms and conditions set forth herein including, without limitation, SECTION 5.3, to make loans in Applicable Currencies to the Companies (each such loan, a "Revolving Loan") from time to time on any Business Day during the period from the Effective Date to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall terminate in accordance with the terms hereof), in an aggregate Dollar Equivalent Amount of principal not to exceed at any time outstanding the amount set forth on SCHEDULE 2.1 under the heading "Revolving Commitment" (such amount as the same may be reduced under SECTION 2.8 or 2.9 or changed as a result of one or more assignments under SECTION 11.8, such Bank's "Revolving Commitment"); provided, however, that, after giving effect to any Revolving Borrowings and all L/C Obligations, Bid Borrowings and Swing Line Outstandings, the aggregate Dollar Equivalent Amount of the principal of all Revolving Loan Outstandings as determined pursuant to SECTION 2.5 shall not at any time exceed the combined Revolving Commitments. Each Revolving Loan will be made to one of the Companies. Within the limits of each Bank's Revolving Commitment, and subject to the other terms and conditions hereof, the Companies may borrow under this SECTION 2.1(a), prepay under SECTION 2.9 and SECTION 2.11 and reborrow under this SECTION 2.1(a). Such Revolving Loans may be Offshore Rate Loans or Base Rate Loans, except that all Base Rate Loans shall be in Dollars and, after giving effect to all Revolving Loan Outstandings in Offshore Currencies, subject to SECTION 2.11(b), the Dollar Equivalent Amount of all Revolving Loan Outstandings in Offshore Currencies shall not exceed the Total Offshore Currency Sublimit.

         (b) Each Bank severally agrees, on the terms and conditions set forth herein including, without limitation, SECTION 5.3, to make loans in Dollars to the Companies (each such loan, a "364 Day Loan") from time to time on any Business Day during the period from the Effective Date to the 364 Day Termination Date, in an aggregate principal amount not to exceed at any time outstanding the amount set forth on SCHEDULE 2.1 under the heading "364 Day Commitment") (such amount as the same may be reduced under SECTION 2.8 or 2.9 or changed as a result of one or more assignments under SECTION 11.8, such Bank's "364 Day Commitment") provided, however, that, after giving effect to any 364 Day Borrowings, the aggregate principal of all 364 Day Loan Outstandings shall not at any time exceed the combined 364 Day Commitments. Each 364 Day Loan will be made to one of the Companies. Within the limits of each Bank's 364 Day Commitment, and subject to the other terms and conditions hereof, the Companies may borrow under this SECTION 2.1(b), prepay under SECTION 2.9 and reborrow under this SECTION 2.1(b). Such 364 Day Loans may be Offshore Rate Loans or Base Rate Loans, except that all 364 Day Loans shall be in Dollars.

         (c) Notwithstanding anything contained in this SECTION 2.1 to the contrary, unless all the Banks shall agree otherwise pursuant to SECTION 2.5(b), all Loans under SECTION 2.1(a) shall be in Dollars or an Offshore Currency. All Loans under SECTION 2.1(b) shall be in Dollars.

         (d) Notwithstanding any other provision of this Agreement, each Company shall be jointly and severally liable as primary obligor and not merely as surety for repayment of all Obligations arising under the Loan Documents. Such joint and several liability shall apply to each Company regardless of whether
(i) any Loan was only requested by or made to another Company or the proceeds of any Loan were used only by another Company, (ii) any Letter of Credit was Issued on the application of another Company, (iii) any interest rate election was made only by another Company, or (iv) any indemnification obligation or any other obligation arose only as a result of the actions of another Company; provided the liability of each of the Companies other than Spherion under this Agreement, the Notes and the other Loan Documents shall be limited to the maximum amount of the Obligations for which such other Company may be liable without violating any applicable fraudulent conveyance, fraudulent transfer or comparable laws. Each Company shall retain any right of contribution arising under applicable law against the other Companies as the result of the satisfaction of any Obligations; provided, no Company shall assert such right of contribution against any other Company until the Obligations shall have been paid in full.

         Without limiting the foregoing provisions of this SECTION 2.1(d), each of the Companies hereby irrevocably, absolutely and unconditionally guarantees the full and punctual payment or performance when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of each other Company, whether owing to the Agent or any Bank. This guarantee constitutes a guaranty of payment and not of collection. The liability of each of the Companies other than Spherion under the immediately preceding two sentences shall be limited to the maximum amount for which such other Company may be liable without violating any applicable fraudulent conveyance, fraudulent transfer or comparable laws.

         It is the intention of the parties that with respect to each Company its obligations hereunder and under the other Loan Documents shall be absolute, unconditional and irrevocable irrespective of:

                  (i) any lack of validity, legality or enforceability of this Agreement, any Note, any other Loan Document as to any other Company.

                  (ii) the failure of the Agent or any Bank

                           (A) to enforce any right or remedy against any other
                  Company or any other Person under the provisions of this Agreement, any Note, any other Loan Document or otherwise, or

                           (B) to exercise any right or remedy against any
                  guarantor of, or collateral securing, any Obligations;

                  (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other extension, compromise or renewal of any Obligations;

                  (iv) any reduction, limitation, impairment or termination of any Obligations with respect to any other Company or any other Person for any reason including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Company hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Obligations with respect to any other Company;

                  (v) any addition, exchange, release, surrender or nonperfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any guaranty, held by the Agent, any Bank or any holder of any Note securing any of the Obligations; or

                  (vi) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any other Company, any surety or any guarantor.

         Each Company agrees that its joint and several liability hereunder shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Obligations is rescinded or must be restored by the Agent, any Bank or any holder of any Note, upon the insolvency, bankruptcy or reorganization of any Company as though such payment had not been made.

         Each Company hereby expressly waives: (a) notice of the Banks' acceptance of this Agreement; (b) notice of the existence or creation or non-payment of all or any of the Obligations; (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever other than notices expressly provided for in this Agreement and (d) all diligence in collection or protection of or realization upon the Obligations or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing.

         No delay on any of the Banks' or the Agent's part in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by any of the Banks or the Agent of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. No action of the Agent or any of the Banks permitted hereunder shall in any way affect or impair any of their rights or any of their obligations to any of the Companies under this Agreement.

         2.2 LOAN ACCOUNTS.

         (a) The Loans made by each Bank (including the Swing Line Bank as provider of the Swing Line) or Designated Bidder and the Letters of Credit Issued by the Issuing Bank shall be evidenced by one or more loan accounts or records maintained by such Bank, Designated Bidder or Issuing Bank, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Agent, the Issuing Bank, each Bank or Designated Bidder shall be prima facie evidence of the amount of the Loans made by the Banks and Designated Bidders to the Companies and the interest and payments thereon. Any failure to record or any error in doing so shall not, however, limit, expand or otherwise affect the obligations of the Companies hereunder.

         (b) Upon the request of any Bank or Designated Bidder made through the Agent, the Loans made by such Bank may be evidenced by one or more Notes, in addition to loan accounts. Each such Bank or Designated Bidder may, at its option, endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by a Company with respect thereto. Each such Bank and Designated Bidder is irrevocably authorized by each Company to endorse its Note(s) and each Bank's or Designated Bidder's record shall be prima facie evidence; provided, however, that the failure of a Bank or Designated Bidder to make, or an error in making, a notation thereon with respect to any Loan shall not limit, expand or otherwise affect the obligations of any Company hereunder or under any such Note to such Bank or Designated Bidder.

         2.3 PROCEDURE FOR SYNDICATED BORROWING.

         (a) Each Syndicated Borrowing shall be made upon the borrowing Company's irrevocable written notice delivered to the Agent in the form of an Irrevocable Notice of Syndicated Activity (which notice must be received by the Agent prior to 11:00 a.m. (Charlotte time) in the case of a Base Rate Loan and 12:00 noon (Charlotte time) in the case of Offshore Rate Loans) (i) three Business Days prior to the requested Borrowing Date, in the case of Offshore Rate Loans denominated in Dollars or Offshore Currency Loans; (ii) one Business Day prior to the requested Borrowing Date in the case of a Base Rate Loan to a Foreign Subsidiary; and (iii) on the same Business Day as a requested Borrowing Date in the case of Base Rate Loans to other than a Foreign Subsidiary (with settlement of Base Rate Loans to be made in the United States), specifying:

                           (A) the Company by which such Syndicated Borrowing is
                  to be made;

                           (B) whether such Syndicated Borrowing is a Revolving
                  Borrowing or 364 Day Borrowing;

                           (C) the amount of such Syndicated Borrowing, which
                  shall be in an aggregate amount not less than the applicable Minimum Tranche;

                           (D) the requested Borrowing Date, which shall be a
                  Business Day;

                           (E) in the case of a Syndicated Borrowing which is a
                  Revolving Borrowing comprised of Offshore Currency Loans if permitted hereunder, the Applicable Currency; and

                           (F) in the case of a Syndicated Borrowing comprised
                  of Offshore Rate Loans, the duration of the Interest Period applicable to such Syndicated Borrowing included in such notice. If the Irrevocable Notice of Syndicated Activity fails to specify the duration of the Interest Period for any Syndicated

                  Borrowing comprised of Offshore Rate Loans, such Interest Period shall be one month.

         (b) Upon receipt of an Irrevocable Notice of Syndicated Activity by the Agent, the Agent shall determine the availability of the Commitments hereunder as of the date of receipt by the Agent of such Irrevocable Notice of Syndicated Activity. In the case of any Offshore Currency Loan, an indicative Dollar Equivalent Amount of any Syndicated Borrowing in an Offshore Currency will be determined by the Agent for the related Borrowing on the Valuation Date therefor in accordance with SECTION 2.5(a). Upon receipt of such Irrevocable Notice of Syndicated Activity, the Agent will promptly notify each Bank thereof at such Bank's respective applicable Lending Office and of the amount of such Bank's Pro Rata Share of such Borrowing. In the case of a Borrowing comprised of Offshore Currency Loans, such notice will provide the amounts in the Applicable Currency of each Bank's Pro Rata Share of such Borrowing, and the Agent will, on the Valuation Date therefor, promptly notify each Bank of the Dollar Equivalent Amount of such Bank's Pro Rata Share of such Borrowing. In the case of a Revolving Borrowing comprised of Offshore Currency Loans, if the determination by the Agent of the Dollar Equivalent Amount of such Revolving Borrowing as described in the immediately preceding sentence shall result in the Dollar Equivalent Amount of all Revolving Loan Outstandings plus the proposed Revolving Borrowing being in excess of the combined Revolving Commitments, then such Borrowing shall be reduced by the amount necessary to comply with SECTION 2.1(a) regardless of the Minimum Tranche requirement. For purposes of the immediately preceding sentences, the Agent shall value the Dollar Equivalent Amount of all Loans and Letters of Credit other than the applicable Borrowing as at the most recent Valuation Date for each Loan or Letter of Credit.

         (c) Each Bank will make the amount of its Pro Rata Share of each Syndicated Borrowing available to the Agent for the account of the Company specified in the Irrevocable Notice of Syndicated Activity at the Agent's Payment Office on the Borrowing Date requested by the applicable Company in Same Day Funds and in the requested currency (i) in the case of a Borrowing comprised of Loans in Dollars, by 2:00 p.m. Charlotte time and (ii) in the case of a Borrowing comprised of Offshore Currency Loans by such time as the Agent may reasonably specify. The proceeds of all such Loans will then be made available to the Company specified in the Irrevocable Notice of Syndicated Activity by the Agent in Same Day Funds by wire transfer in accordance with written instructions provided to the Agent by such Company of like funds as received by the Agent.

         (d) After giving effect to any Syndicated Borrowing, unless the Agent shall otherwise consent, there may not be more than ten (10) different Interest Periods in effect in respect of all Syndicated Loans and Bid Loans together then outstanding.

         2.4 CONVERSION AND CONTINUATION ELECTIONS - SYNDICATED LOANS.

         (a) Each Company may, upon irrevocable written notice to the Agent in accordance with SECTION 2.4(b) with respect to Syndicated Loans made to such
Company:

                  (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Offshore Rate Loans, to convert any such Loans (or any part thereof in an amount not less than the Minimum Tranche) into Syndicated Loans of any other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Syndicated Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than the Minimum Tranche);

provided that Syndicated Loans may not be converted into or continued as Syndicated Loans in a different currency; and provided further, that if at any time the aggregate amount of Offshore Rate Loans in respect of any Syndicated Borrowing is reduced by payment, prepayment, or conversion of part thereof to be less than $10,000,000, such Offshore Rate Loans, if in Dollars, shall automatically convert into Base Rate Loans, and on and after such date the right of such Company to continue such Syndicated Loans as, and convert such Syndicated Loans into, Offshore Rate Loans shall terminate.

         (b) Each Company shall deliver an Irrevocable Notice of Syndicated Activity to be received by the Agent not later than 11:00 a.m. (Charlotte time) in the case of Base Rate Loans and 12:00 noon (Charlotte time) in the case of Offshore Rate Loans, with respect to Syndicated Loans made to such Company, (i) at least three Business Days in advance of the Conversion/Continuation Date for the conversion into or continuation of any Offshore Rate Loan; (ii) one Business Day prior to the requested Borrowing Date in the case of a Base Rate Loan to a Foreign Subsidiary; and (iii) on the same Business Day as the Conversion/Continuation Date for the conversion into or continuation of a Base Rate Loan to other than a Foreign Subsidiary, specifying:

                           (A) the proposed Conversion/Continuation Date;

                           (B) the aggregate amount of Syndicated Loans to be
                  converted or continued;

                           (C) whether such Syndicated Loans are Revolving Loans
                  or 364 Day Loans;

                           (D) the Type of Syndicated Loans resulting from the
                  proposed conversion or continuation; and

                           (E) other than in the case of conversions into Base
                  Rate Loans, the duration of the requested Interest Period.

         (c) If the Company that has borrowed Offshore Rate Loans in Dollars has failed to select a new Interest Period to be applicable to such Offshore Rate Loans in Dollars upon the expiration of any Interest Period applicable to such Offshore Rate Loans in Dollars on or prior to the third Business Day in advance of the expiration of the current Interest Period applicable thereto as provided in SECTION 2.4(b), or if any Event of Default then exists, unless the Required

Banks otherwise agree, such Company shall be deemed to have elected to convert such Offshore Rate Loans in Dollars into Base Rate Loans effective as of the expiration date of such Interest Period. If the Company to whom any Offshore Rate Loans in currencies other than Dollars were made has failed to select a new Interest Period to be applicable to such Offshore Currency Loans on or prior to the third Business Day in advance of the expiration date of the current Interest Period applicable thereto as provided in SECTION 2.4(b), such Company shall be deemed to have elected to continue such Offshore Currency Loans in the same currency on the basis of a one month Interest Period.

         (d) Upon receipt of an Irrevocable Notice of Syndicated Activity under
SECTION 2.4(b), the Agent will promptly notify each Bank of its receipt of such Irrevocable Notice of Syndicated Activity, or, if no notice is provided by the applicable Company, the Agent will promptly notify each Bank of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Syndicated Loans with respect to which the notice was given held by each Bank.

         (e) Unless the Required Banks otherwise consent, during the continuance of a Default or an Event of Default, a Company may not elect to have a Syndicated Loan converted into or continued as an Offshore Rate Loan.

         (f) After giving effect to any conversion or continuation of Syndicated Loans, unless the Agent shall otherwise consent, there may not be more than ten
(10) different Interest Periods in effect for all Syndicated Loans and Bid
Loans.

         2.5 UTILIZATION OF REVOLVING COMMITMENTS IN OFFSHORE CURRENCIES. (a) The Agent will determine the Dollar Equivalent Amount with respect to (i) any Syndicated Borrowing comprised of Offshore Currency Loans or L/C Obligations in Offshore Currencies as of a date two Business Days prior to the requested Borrowing Date or Issuance Date, respectively, (ii) all L/C Obligations in Offshore Currencies then outstanding as at the last Business Day of each calendar quarter, (iii)outstanding Offshore Currency Loans having an Interest Period greater than three (3) months at least once in each three month period,
(iv) outstanding Offshore Currency Loans as of any date of redenomination of a Loan in an Applicable Currency into another Applicable Currency or Dollars pursuant to SECTION 2.5(c) and (v) the occurrence of an event described in
SECTION 4.5 (each such date under clauses (i) through (v) of this SECTION 2.5 a "Valuation Date").

         (b) The Companies shall be entitled to request with respect to any given Revolving Loan hereunder that it be made in any Offshore Currency or other lawful currency that is approved by all of the Banks and the Agent, and that in the opinion of all of the Banks and the Agent is at such time freely traded in the offshore interbank foreign exchange markets and is freely transferable and freely convertible into Dollars (an "Alternate Currency"). Unless all of the Banks agree to fund the Loan in the requested Alternate Currency, such Loan may be funded only in Dollars. No Bank shall be under any obligation to fund any Loan or Loans in any Alternate Currency, whether or not such Alternate Currency is freely transferable and freely convertible into Dollars. Any agreement by the Banks to fund a particular Loan or Loans in an Alternate Currency shall not create any obligation on the part of any Bank to fund any subsequent Loan or Loans in that or any other Alternate Currency. Each Company shall deliver to the Agent any request for designation of an Alternate Currency in accordance with SECTION 11.2, to be received by the Agent not later than 12:00 noon (Charlotte time) at least two Business Days in advance of the date of any Irrevocable Notice of Syndicated Activity hereunder proposed to be made in such Alternate Currency. Upon receipt of any such request, the Agent will promptly notify the Banks thereof, and each Bank shall respond to such request within one Business Day of receipt thereof. Each Bank may grant or accept such request in its sole discretion. The Agent shall promptly notify the Companies of the acceptance or rejection of any such request. The acceptance of any such request may be conditioned, at the discretion of the Agent, upon such amendments to the procedures for borrowing with respect to such Alternate Currency as the Agent may require. If such request is accepted, then the Alternate Currency shall be deemed to be an "Applicable Currency" for all purposes hereunder with respect to the Loan for which such request was made.

         (c) Notwithstanding anything herein to the contrary, during the continuance of a Default or Event of Default, all or any part of any outstanding Offshore Currency Loans shall be redenominated and converted into Base Rate Loans in Dollars at the end of the existing Interest Period. The Agent shall promptly notify each Company and each Bank of any such redenomination and conversion.

         2.6 BID BORROWINGS. In addition to Syndicated Borrowings pursuant to
SECTION 2.3, each Bank severally agrees that the Companies may, as set forth in
SECTION 2.7, from time to time subject to the limitations contained herein, including without limitation SECTION 5.3, request the Banks prior to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall terminate in accordance with the terms hereof) to submit offers to make Bid Loans to the Companies; provided, however, that the Banks may, but shall have no obligation to, submit such offers and the Companies may, but shall have no obligation to, accept any such offers, and any Bank may designate one Designated Bidder to make such offers from time to time and, if such offers are accepted by the Companies, to make such Bid Loans; and provided, further, that at no time shall (a) the outstanding aggregate principal amount of all Bid Loans, plus the outstanding aggregate principal amount of all Revolving Loans, plus the outstanding L/C Obligations, plus the Swing Line Outstandings exceed the combined Revolving Commitments; or (b) the outstanding aggregate principal amount of all Bid Loans exceed $325,000,000. All Bid Loans shall be in Dollars for settlement in the United States. The Agent shall notify each Bank not less frequently than quarterly of the amount of Bid Loans outstanding based on information provided to it from the Agent.

         2.7 PROCEDURE FOR BID BORROWINGS.

         (a) When the Companies wish to request the Banks to submit offers to make Bid Loans hereunder, they shall transmit to the Agent by telephone call followed promptly by facsimile transmission a notice with a copy to the Agent in substantially the form of EXHIBIT I (a "Competitive Bid Request") so as to be received no later than 11:00 a.m. (Charlotte time) two Business Days prior to the date of a proposed Bid Borrowing, specifying:

                  (i) the date of such Bid Borrowing, which shall be a Business Day;

                  (ii) the aggregate amount of such Bid Borrowing, which shall be a minimum amount of $10,000,000 or in multiples of $1,000,000 in excess thereof; and

                  (iii) the duration of each Interest Period applicable thereto, subject to the provisions of the definition of "Interest Period" herein.

         The Companies may not request or invite Competitive Bids for more than three Interest Periods in a single Competitive Bid Request and may not request Competitive Bids more than twice in any period of five consecutive Business Days.

         (b) Upon receipt of a Competitive Bid Request, the Agent will determine the availability of Bid Borrowings under SECTION 2.6 and the Agent will promptly send to the Banks and Designated Bidders by facsimile transmission an Invitation for Competitive Bids. Each Invitation for Competitive Bids transmitted by the Agent shall constitute an invitation by the Companies to each Bank and Designated Bidder to submit Competitive Bids offering to make the Bid Loans to which such Competitive Bid Request relates in accordance with this SECTION 2.7.

         (c) (i) Each Bank and Designated Bidder may at its discretion submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Invitation for Competitive Bids. Each Competitive Bid must comply with the requirements of this
         SECTION 2.7(c) and must be submitted to the Agent by facsimile transmission not later than 10:00 a.m. (Charlotte time) on the proposed Borrowing Date; provided that, Competitive Bids submitted by the Agent (or any Affiliate of the Agent) in the capacity of a Bank or a Designated Bidder must be submitted not later than 9:45 a.m.
         (Charlotte time) on the proposed Borrowing Date, and the Agent shall notify the Company thereof promptly.

                  (ii) Each Competitive Bid shall be in substantially the form of EXHIBIT J, specifying therein:

                           (A) the proposed Borrowing Date;

                           (B) the principal amount of each Bid Loan for which
                  such Competitive Bid is being made, which principal amount (x) may be equal to or less than $325,000,000, (y) must be $5,000,000 or in multiples of $1,000,000 in excess thereof, and (z) may not exceed the aggregate principal amount of Bid Loans for which Competitive Bids were requested;

                           (C) the Interest Period;

                           (D) the rate of interest per annum (rounded upward to
                  the next 1/1000th of 1%) (the "Absolute Rate") offered for each Bid Loan; and

                           (E) the identity of the quoting Bank or Designated
                  Bidder.

         A Competitive Bid may contain up to three separate offers by the quoting Bank or Designated Bidder with respect to each Interest Period specified in the related Invitation for Competitive Bids.

                  (iii) Any Competitive Bid shall be disregarded if it:

                  (A) is not substantially in conformity with EXHIBIT J or does not specify all of the information required by SUBSECTION
                  (c)(ii) of this SECTION;

                  (B) contains qualifying, conditional or similar language;

                  (C) proposes terms other than or in addition to those set forth in the applicable Invitation for Competitive Bids; or

                  (D) arrives after the time set forth in SECTION 2.7(c)(i).

                  (iv) Notwithstanding anything to the contrary contained in this SECTION 2.7(c), a Competitive Bid by a Bank may contain, and will not be disregarded if it does contain, a restriction on the use of proceeds thereof related to such Bank's subsidiary exercising powers related to securities; provided that the Companies shall disregard such Competitive Bid unless the Companies agree to be bound by such restriction (which agreement shall be manifested by accepting such Competitive Bid).

         (d) Promptly on receipt, but not later than 10:30 a.m. (Charlotte time) on the proposed Borrowing Date, the Agent shall notify the Companies of the terms of any Competitive Bid submitted by a Bank or Designated Bidder that is in accordance with SECTION 2.7(c) or, if no Competitive Bids have been submitted, the absence of any Competitive Bids. Subject only to the provisions of SECTION 5.3, any Competitive Bid shall be irrevocable.

         (e) Not later than 12:00 noon (Charlotte time) on the proposed Borrowing Date, the Companies shall notify the Agent of their acceptance or non-acceptance of the Competitive Bids of which they have received notice pursuant to SECTION 2.7(d) or which have been sent to them pursuant to SECTION 2.7(c). The Companies shall be under no obligation to accept any Competitive Bid and may choose to reject all or, subject to the remaining provisions of this paragraph (e), one or more, Competitive Bids. In the case of acceptance, such notice shall specify the Bid Loan lenders and their respective principal amounts and the aggregate amount of Competitive Bids for each Interest Period that are accepted. The Companies may accept any Competitive Bid in whole or in part; provided that:

                  (i) the aggregate principal amount of each Bid Borrowing may not exceed the applicable amount set forth in the related Competitive Bid Request;

                  (ii) the principal amount of each Bid Borrowing must be $1,000,000 or in any multiple of $500,000 in excess thereof;

                  (iii) acceptance of Competitive Bids may only be made on the basis of ascending Absolute Rates within each Interest Period, as the case may be; and

                  (iv) the Companies may not accept any Competitive Bid that is described in SECTION 2.7(c)(iii) (other than to the extent permitted pursuant to SECTION 2.7(c)(iv)) or that otherwise fails to comply with the requirements of this Agreement.

         (f) If Competitive Bids are made by two or more Banks or Designated Bidders with the same Absolute Rates for a greater aggregate principal amount than the amount in respect of which such Competitive Bids are permitted to be accepted for the related Interest Period, the principal amount of Bid Loans in respect of which such Competitive Bids are accepted shall be allocated by the Agent among such Banks or Designated Bidders in proportion to the aggregate principal amounts of such Competitive Bids. Determination by the Agent of the amounts of Bid Loans shall be conclusive in the absence of manifest error.

         (g) (i) Agent will promptly notify each Bank or Designated Bidder having submitted a Competitive Bid if its Competitive Bid has been accepted or not and, if its offer has been accepted, of the amount of the Bid Loan or Bid Loans to be made on the date of the Bid Borrowing together with the Absolute Rate or Rates and the Interest Period or the Interest Periods with respect thereto.

                  (ii) Each Bank or Designated Bidder which has received notice pursuant to SECTION 2.7(g)(i) that its Competitive Bid has been accepted shall, subject to the satisfaction of all conditions precedent, make the amounts of such Bid Loans available to the Agent for the account of the Companies by 2:00 p.m. (Charlotte time) on the Borrowing Date.

                  (iii) Promptly following each Bid Borrowing, the Agent shall notify each Bank and each Designated Bidder, of the ranges of Competitive Bids submitted and the highest and lowest Absolute Rates accepted for each Interest Period requested by the Companies and the aggregate amount borrowed pursuant to such Bid Borrowing.

                  (iv) From time to time, the Companies and the Banks and the Designated Bidders shall furnish such information to the Agent as the Agent may request relating to the making of Bid Loans, including the amounts, Absolute Rates, Borrowing Dates and maturities thereof, for purposes of the allocation of amounts received from the Companies for payment of all amounts owing hereunder.

         2.8 VOLUNTARY TERMINATION OR REDUCTION OF COMMITMENTS. The Companies, acting jointly, may, upon not less than five Business Days' prior notice to the Agent, permanently reduce or terminate the Revolving Commitments or 364 Day Commitments, or both, by (a) an aggregate minimum Dollar Equivalent Amount of $10,000,000 or any Dollar Equivalent Amount multiple of $1,000,000 in excess thereof or (b) such other amount as represents the entire unused amount of Revolving Commitments or 364 Day Commitments, or both; unless, after giving effect thereto and to any prepayments of (i) Revolving Loans made on the effective date thereof, (x) the Dollar Equivalent Amount of the principal amount of the Revolving Loans, Bid Loans and Swing Line Outstandings, and the Dollar Equivalent Amount of the L/C Obligations then outstanding would exceed the amount of the combined Revolving Commitments then in effect, or (y) the Dollar Equivalent Amount of the L/C Obligations then outstanding would exceed the L/C Commitment or (ii) 364 Day Loans made on the effective date thereof, the principal amount of 364 Day Loans Outstanding would exceed the combined 364 Day Commitments. Once reduced in accordance with this SECTION, neither the Revolving Commitments nor the 364 Day Commitments may be increased. Any reduction of the Revolving Commitments or 364 Day Commitments shall be applied to each Bank according to its Pro Rata Share. All accrued commitment fees to, but not including, the effective date of any reduction or termination of Revolving Commitments or 364 Day Commitments, shall be paid on the effective date of such reduction or termination. The Agent shall promptly notify each Bank of the Agent's receipt of and the contents of any notice received by it pursuant to this SECTION 2.8.

         2.9 OPTIONAL PREPAYMENTS. (a) Subject to SECTION 4.5, each Company may, at any time or from time to time, upon notice to the Agent, ratably prepay Syndicated Loans or L/C Borrowings in whole or in part, in the Minimum Tranche (other than in the case of an L/C Borrowing where there shall be no minimum). The Company prepaying such Loans shall deliver a notice of prepayment to be received by the Agent not later than 11:00 a.m. (Charlotte time) (i) at least three Business Days in advance of the prepayment date if the Syndicated Loans to be prepaid are Offshore Rate Loans, (ii) at least one Business Day in advance of the prepayment date if the Loans to be prepaid are Base Rate Loans, if settlement is to be made outside the United States, and (iii) on the prepayment date if the Syndicated Loans or L/C Borrowings to be prepaid are Base Rate Loans, if settlement is to be made in the United States. Such notice of prepayment shall specify the date and amount of such prepayment and the Type(s) of Syndicated Loans or L/C Borrowings and the Applicable Currency to be prepaid. Such notice shall not thereafter be revocable by the Companies and the Agent will promptly notify each Bank of its receipt of any such notice, and of such Bank's Pro Rata Share of such prepayment. If such notice is given by a Company, such Company shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to SECTION 4.5.

         (b) Bid Loans may not be voluntarily prepaid, except with the consent of the Bank holding the applicable Bid Loan and upon payment of any additional costs associated with such prepayment, such costs to be determined by the Bank making such Bid Loan.

         (c) Any prepayment under this SECTION 2.9 shall be made together with any amounts required to be paid in connection with such prepayment under SECTION 4.5.

         2.10 USE OF PROCEEDS. The proceeds of Revolving Loans and 364 Day Loans shall be used for working capital and general corporate purposes, including the continuation of Loans outstanding under the Existing Credit Agreement and Existing Letters of Credit, and Acquisitions to the extent permitted herein.

         2.11 CURRENCY EXCHANGE FLUCTUATIONS. (a) If on any Valuation Date the Agent shall have determined that the aggregate Dollar Equivalent Amount of the principal amount of all

Revolving Loan Outstandings exceeds the combined Revolving Loan Commitments of the Banks, due to a change in applicable rates of exchange between Dollars and Offshore Currencies, then the Agent shall give notice to each Company and upon notice thereof by the Agent to each Company, each Company agrees to make prepayments, on the Business Day after notice from the Agent, of Revolving Loans (and if required under SECTION 3.7, Cash Collateralize outstanding Letters of Credit) such that, after giving effect to such prepayment or Cash Collateralization, the aggregate Dollar Equivalent Amount of all Revolving Loan Outstandings (net of any Cash Collateralization) does not exceed the combined Revolving Commitments, it being understood that a prepayment in the amount by which the Dollar Equivalent Amount of Revolving Loan Outstandings exceeds the combined Revolving Commitments need not equal or exceed the Minimum Tranche. Any prepayment under this SECTION shall be made together with any amounts required pursuant to SECTION 4.5.

         (b) Without limiting the foregoing provisions of this SECTION 2.11, in the event that the Agent shall determine (in accordance with the valuation procedures provided for in SECTION 2.5) at any time that the aggregate Dollar Equivalent Amount of all Revolving Loan Outstandings in Offshore Currencies shall exceed the Total Offshore Currency Sublimit by an amount in excess of $10,000,000, then, upon notice thereof by the Agent to each Company, each Company agrees thereupon to make prepayments, on not later than the third Business Day after notice from the Agent, of Revolving Loan Outstandings (and if required under SECTION 3.7, Cash Collateralize outstanding Letters of Credit) such that, after giving effect to such prepayment or Cash Collateralization, the aggregate Dollar Equivalent Amount of all Revolving Loan Outstandings (net of any Cash Collateralization) in Offshore Currencies does not exceed the lesser of Total Offshore Currency Sublimit or the Revolving Commitments of all Banks, it being understood that (a) a prepayment in the amount by which the Dollar Equivalent Amount of Revolving Loan Outstandings in Offshore Currencies exceeds the Total Offshore Currency Sublimit need not equal or exceed the Minimum Tranche, and (b) no such prepayment shall be required unless the excess referred to above shall exceed $10,000,000. Any prepayment under this SECTION shall be made together with any amounts required pursuant to SECTION 4.5.

         2.12 REPAYMENT. (a) The Companies shall repay to the Banks on the earlier of (i) the Termination Date, (ii) termination of the Revolving Credit Commitments of all Banks in accordance with the terms hereof, and (iii) the occurrence of an Event of Default which is continuing, the aggregate principal amount of Loans outstanding on such date.

         (b) The Companies shall repay each Bid Loan on the last day of the relevant Interest Period.

         (c) Each payment required to be made under clause (a) of this SECTION
2.12 shall, if made in an Offshore Currency, be accompanied by such additional amounts of such Offshore Currency, or additional Dollars, such that the amount of such Offshore Currency and Dollars so paid shall in the aggregate equal the Dollar Equivalent Amount (determined as of such date) of the payment required to be paid on such date.

         2.13 INTEREST.

         (a) Each Syndicated Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Offshore Rate or the Base Rate, as the case may be (and subject to the Companies' right to convert to other Types of Loans under SECTION 2.4), plus the Applicable Margin. Each Bid Loan shall bear interest on the outstanding principal amount thereof from the relevant Borrowing Date to the last day of the applicable Interest Period at a rate per annum equal to the Absolute Rate.

         (b) Interest on each Loan shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Loans under SECTION 2.9 or SECTION 2.11 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, during the existence of any Event of Default, interest shall be paid on demand of the Agent at the request or with the consent of the Required Banks.

         (c) Notwithstanding SUBSECTION (A) of this SECTION or any other provision of the Loan Documents, while any Event of Default exists or after acceleration, interest shall accrue (after as well as before entry of judgment thereon to the extent permitted by law) on the principal amount of all outstanding Obligations, at a rate per annum which is determined by adding 2% per annum to the Applicable Margin then in effect for such Loans and, in the case of Obligations not subject to an Applicable Margin, at a rate per annum equal to the Base Rate (or in the case of Bid Loans, the Absolute Rate) plus 2%.

         (d) Anything herein to the contrary notwithstanding, the obligations of the Companies to any Bank or Designated Bidder hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Bank or Designated Bidder would be contrary to the provisions of any law applicable to such Bank or Designated Bidder limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Bank or Designated Bidder, and in such event the Companies shall pay such Bank interest at the highest rate permitted by applicable law.

         2.14 FEES.

         (a) ARRANGEMENT AND AGENCY FEES. The Companies jointly and severally shall pay the fees to the Arranger, Bank of America and the Agent, as required by the letter agreement ("Fee Letter") between each Company and the Arranger and the Agent (or an affiliate of the Agent) each dated January 16, 2001, as amended or supplemented from time to time, or as may otherwise be agreed to in a separate writing or writings executed by the Companies and the Agent shall pay to each Bank such amount relating to certain of such fees as previously agreed to by the Agent and such Bank.

         (b) FACILITY FEES. The Companies jointly and severally shall pay to the Agent, for the pro rata benefit of the Banks based upon such Bank's Commitment the following facility fees:

                  (i) a facility fee equal to the Applicable Fee Percentage of the 364 Day Commitment of each Bank; and

                  (ii) a facility fee equal to the Applicable Fee Percentage of the Revolving Commitment of each Bank.

         Such facility fees shall accrue from the Effective Date to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall terminate in accordance with the terms hereof), and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December commencing on June 29, 2001 for the quarter (or shorter period, as applicable) ending the prior Business Day and on the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall terminate in accordance with the terms hereof); provided that, in connection with any reduction or termination of Commitments under SECTION 2.8, the accrued facility fee calculated for the period ending on such date shall also be paid on the date of such reduction or termination, with the following quarterly payment being calculated on the basis of the period from such reduction or termination date to such quarterly payment date. The facility fees provided in this SUBSECTION shall accrue at all times after the date hereof, including at any time during which one or more conditions in ARTICLE IV are not met.

         2.15 COMPUTATION OF FEES AND INTEREST.

         (a) All computations of interest for Base Rate Loans when the Base Rate is determined by the Agent's "prime rate" and for Offshore Currency Loans shall be made on the basis of a year of 365 or 366 days when such basis is customary, as the case may be, and actual days elapsed, but in case of British pounds sterling on a 365 day basis only. All other computations of fees and interest shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to the last day thereof.

         (b) Each determination of an interest rate or a Dollar Equivalent Amount by the Agent shall be conclusive and binding on each Company, the Banks and the Designated Bidders in the absence of manifest error.

         (c) The Applicable Margin and the Applicable Fee Percentage shall be adjusted, to the extent applicable, on the earlier of the first Business Day next following receipt by the Agent of the Compliance Certificate required pursuant to SECTION 7.1(c) or 60 days (or, in the case of the last fiscal quarter of any year, 110 days) after the end of each fiscal quarter, based on the Consolidated Total Leverage Ratio as of the last day of such fiscal quarter and measured for the four fiscal quarters then ended; it being understood that if Spherion fails to deliver the financial statements required by SECTION 7.1(a) or 7.1(b), as applicable, and the related Compliance Certificate required by
SECTION 7.1(c), by the 60th day (or, if applicable, the 110th day) after any fiscal quarter, the Applicable Margin for Revolving Loans shall be 1.125% and for 364 Day Loans shall be 1.20% and the Applicable Fee Percentage for Revolving Commitments shall be 0.375% and for 364 Day Commitments shall be 0.30% until such financial statements and Compliance Certificate are delivered. The Applicable Margin shall be .675% and .750% for Revolving Loans and 364 Day Loans, respectively, and the Applicable Fee Percentage shall be .325% and .250% for Revolving Commitments and 364 Day Commitments, respectively, until the Business Day next following the date of receipt by the Agent of the Compliance Certificate and related financial statements of Spherion and its Subsidiaries for the fiscal quarter ending June 29, 2001.

         2.16 PAYMENTS BY THE COMPANIES.

         (a) Except as otherwise expressly provided herein, all payments by any Company shall be made to the Agent for the account of the Banks and the Designated Bidders, or the Agent, as the case may be, at the Agent's Payment Office; and with respect to the principal of, interest on, and any other amounts relating to, any Offshore Currency Loan, shall be made to the Agent in the Offshore Currency in which such Loan is denominated or payable, and, with respect to all other amounts payable hereunder, shall be made in Dollars. Such payments shall be made in Same Day Funds, and (i) in the case of Offshore Currency payments, no later than such time on the dates specified herein as may be determined by the Agent to be necessary for such payment to be credited on such date in accordance with normal banking procedures in the place of payment, and (ii) in the case of any Dollar payments, no later than 2:00 p.m. (Charlotte time) on the date specified herein. The Agent will promptly distribute to each Bank and Designated Bidder its Pro Rata Share (or other applicable share as expressly provided herein) of such amounts, in like funds as received. Any payment which is received by the Agent later than 2:00 p.m. (Charlotte time), or later than the time specified by the Agent as provided in clause (i) above (in the case of Offshore Currency payments), shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         (c) Unless the Agent receives notice from a Company prior to the date on which any payment is due to the Banks that such Company will not make such payment in full as and when required, the Agent may assume that such Company has made such payment in full to the Agent on such date in Same Day Funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Bank or Designated Bidder on such due date an amount equal to the amount then due such Bank or Designated Bidder. If and to the extent a Company has not made such payment in full to the Agent, each Bank or Designated Bidder shall repay to the Agent on demand such amount distributed to such Bank or Designated Bidder, together with interest thereon at the Federal Funds Rate or, in the case of a payment in an Offshore Currency, the Overnight Rate as determined by the Agent and specified to such Bank for amounts in such Offshore Currency, for each day from the date such amount is distributed to such Bank or Designated Bidder until the date repaid.

         2.17 PAYMENTS BY THE BANKS TO THE AGENT.

         (a) Unless the Agent receives notice from a Bank on or prior to the Effective Date or, with respect to any Syndicated Borrowing, after the Effective Date, at least two Business Days prior to the date of such Borrowing, that such Bank will not make available as and when required hereunder to the Agent for the account of the applicable Company the amount of that Bank's Pro

Rata Share of such Syndicated Borrowing, the Agent may assume that each Bank has made such amount available to the Agent in Same Day Funds on such Borrowing Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to such Company on such date a corresponding amount. If and to the extent any Bank shall not have made its full amount available to the Agent in Same Day Funds and the Agent in such circumstances has made available to the applicable Company such amount, that Bank shall on the Business Day following such Borrowing Date make such amount available to the Agent, together with interest at the Federal Funds Rate or, in the case of any Syndicated Borrowing consisting of Offshore Currency Loans, the Overnight Rate specified to such Bank for amounts in such Offshore Currency plus any reasonable administrative fee charged by the Agent. A notice of the Agent submitted to any Bank with respect to amounts owing under this SECTION 2.17(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Bank's Loan on the applicable Borrowing Date for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the applicable Borrowing Date, the Agent will notify each Company of such failure to fund and, upon demand by the Agent, the Companies shall pay, within one (1) Business Day, such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Syndicated Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

         (b) The failure of any Bank to make any Syndicated Loan on any Borrowing Date shall not relieve any other Bank of any obligation hereunder to make a Syndicated Loan on such Borrowing Date, but neither the Agent nor any Bank shall be responsible for the failure of any other Bank to make the Loan to be made by such other Bank on any Borrowing Date.

         2.18 SHARING OF PAYMENTS ETC. If, other than as expressly provided elsewhere herein, any Bank shall obtain on account of the Syndicated Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) in excess of its ratable share (or other share contemplated hereunder), such Bank shall immediately (a) notify the Agent of such fact, and (b) purchase from the other Banks such participations in the Syndicated Loans made by them as shall be necessary to cause such purchasing Bank to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Bank, such purchase shall to that extent be rescinded and each other Bank shall repay to the purchasing Bank the purchase price paid therefor, together with an amount equal to such paying Bank's ratable share (according to the proportion of (i) the amount of such paying Bank's required repayment to
(ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. Each Company agrees that any Bank so purchasing a participation from another Bank may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to SECTION 11.11) with respect to such participation as fully as if such Bank were the direct creditor of such Company in the amount of such participation. The Agent will keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased under this SECTION and will in each case notify the Banks following any such purchases or repayments.

         2.19 SWING LINE. (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Commitments in an efficient manner and to minimize the transfer of funds between the Agent and each Bank, the Swing Line Bank shall make available Swing Line Loans in Dollars to each of the Companies, jointly and severally, from the Effective Date to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall have terminated in accordance with the terms hereof). The Swing Line Bank shall not make any Swing Line Loan pursuant hereto (i) if to the actual knowledge of the Swing Line Bank the Companies are not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement,
(ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings would exceed $25,000,000, or (iii) if after giving effect to such Swing Line Loan, to the actual knowledge of the Swing Line Bank the Dollar Equivalent Amount of Revolving Loan Outstandings would exceed the aggregate Revolving Commitments. The Companies may borrow, repay and reborrow under this SECTION
2.19. Unless notified to the contrary by the Swing Line Bank, borrowings under the Swing Line shall be made in integral multiples of $100,000, upon written request by telefacsimile transmission, effective upon receipt, by a Responsible Officer made to the Swing Line Bank not later than 1:00 P.M. on the Business Day of the requested borrowing. Each such Swing Line Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of EXHIBIT K, with appropriate insertions. Unless notified to the contrary by the Swing Line Bank, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000 or the aggregate amount of all Swing Line Outstandings. If any Company instructs the Swing Line Bank to debit any demand deposit account of such Company in the amount of any payment with respect to a Swing Line Loan, or the Swing Line Bank otherwise receives repayment, after 1:00 P.M. on a Business Day, such payment shall be deemed received on the next Business Day.

         (b) Swing Line Loans shall bear interest at the Base Rate or at such other rate or rates as the applicable Company and the Swing Line Bank may agree from time to time, the interest payable on Swing Line Loans is solely for the account of the Swing Line Bank, and all accrued and unpaid interest on Swing Line Loans shall be payable on the dates and in the manner provided in this
ARTICLE II with respect to interest on Base Rate Loans (except as the Swing Line Bank and the applicable Company may otherwise agree in connection with any particular Swing Line Loan). The Swing Line Loans shall be evidenced by the Swing Line Note.

         (c) Upon the making of a Swing Line Loan in accordance with this
SECTION 2.19, each Bank shall be deemed to have purchased from the Swing Line Bank a Swing Line Participation therein in an amount equal to that Bank's Pro Rata Share of such Swing Line Loan. For purposes of SECTION 2.1(a), each Swing Line Loan shall be deemed to utilize the Revolving Commitment of each Bank by an amount equal to its Pro Rata Share of such Loan. Upon demand made by the Swing Line Bank, each Bank shall, according to its Pro Rata Share of such Swing Line Loan, promptly provide to the Swing Line Bank its purchase price therefor in an amount equal to its Swing Line Participation and, upon any such demand by the Swing Line Bank, such Swing Line Loan shall without further action be converted to a Base Rate Loan. Any such payment made by a Bank pursuant to demand of the Swing Line Bank of the purchase price of its Swing Line Participation shall be deemed (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Loan under SECTION 2.1(a) until the Companies convert such Base Rate Loan in accordance with the terms of SECTION 2.4, and
(ii) in all other cases, the funding by each Bank of the purchase price of its Swing Line Participation in such Swing Line Loan. The obligation of each Bank to so provide its purchase price to the Swing Line Bank shall be absolute and unconditional and shall not be affected by the occurrence of a Default or Event of Default or any other occurrence or event. Upon (and only upon) receipt by the Swing Line Bank of funds from the Companies in repayment of principal of or interest on Swing Line Loans with respect to which any Bank has funded the purchase of its participation in accordance with clause (ii) of the fourth sentence of SECTION 2.19(c), the Swing Line Bank will promptly pay over to the Agent (in the kind of funds so received or applied) for the account of each such Bank (other than the Swing Line Bank) in accordance with their Pro Rata Shares the aggregate amount of such payment as shall equal the aggregate amount of the Pro Rata Shares of such payment of each such Bank (other than the Swing Line
Bank).

         The Companies, at their option and subject to the terms hereof, may request a Revolving Borrowing pursuant to and of a denomination permitted under
SECTION 2.1(a) in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Borrowing to the Swing Line Bank the amount necessary to repay such Swing Line Outstandings (which the Swing Line Bank shall then apply to such repayment) and credit any balance of such Borrowing in immediately available funds in the manner directed by the Companies. The Swing Line shall continue in effect until the earlier of
(i) the Termination Date, (ii) such date as the Revolving Commitments of all Banks shall have terminated in accordance with the terms hereof and (iii) the occurrence of an Event of Default which is continuing, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

         2.20 DESIGNATION OF BORROWING SUBSIDIARIES. Spherion may from time to time designate any Foreign Subsidiary of Spherion which has not joined in the execution of this Agreement as a "Borrowing Subsidiary" hereunder by causing such Foreign Subsidiary to execute and deliver a duly completed Assumption Letter in the form attached hereto as EXHIBIT L to the Administrative Agent, with the written consent of Spherion at the foot thereof. Upon such execution, delivery and consent such Foreign Subsidiary shall for all purposes be a party hereto as a Borrowing Subsidiary as fully as if it had executed and delivered this Agreement. So long as the principal of and interest on all Borrowings made to any Borrowing Subsidiary under this Agreement shall have been paid in full and all other obligations of such Borrowing Subsidiary shall have been fully performed, such Borrowing Subsidiary may, by not less than five Business Days' prior notice to the Administrative Agent (which shall promptly notify the Banks thereof), terminate its status as a "Borrowing Subsidiary" hereunder.

         2.21 364 DAY EXTENSION AND TERM LOAN OPTION.

         (a) With the consent of the Banks (the "Consenting Banks") having more than fifty percent (50%) of the aggregate Commitments of all Banks (any Bank not so consenting being referred to as a "Non-Consenting Bank"), at each 364 Day Extension Date the Companies can elect to extend the 364 Day Termination Date for an additional period of 364 days commencing on such 364 Day Extension Date; PROVIDED, HOWEVER, that in no event shall the 364 Day Termination Date be extended beyond the Termination Date.


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

         (b) Spherion shall notify the Banks of its request for an extension by delivering to the Agent notice of such request signed by a Responsible Officer not more than sixty (60) days nor less than forty-five (45) days prior to the applicable 364 Day Extension Date. Notice of receipt of such request shall be provided by the Agent to the Banks. The Agent shall notify the Companies in writing not less than thirty (30) days nor more than forty-five (45) days prior to the applicable 364 Day Extension Date of the decision of the Banks. Failure by any Bank to respond to a request for an extension shall constitute a refusal of such Bank to give its consent to such extension. Failure by the Agent to give such notice to the Companies as a result of not receiving the consent of Banks having more than fifty percent (50%) of the aggregate Commitments of all Banks to such extension shall constitute refusal by the Banks to extend the 364 Day Termination Date.

         (c) If less than all of the Banks consent to any such request which has been approved pursuant to SUBSECTION (a) of this SECTION 2.21, the Companies shall arrange not less than fifteen (15) days prior to the 364 Day Termination Date (the "Replacement Date") for one or more Consenting Banks, or for one or more other banks or financial institutions complying with the requirements set forth in SECTION 11.8 (any of the foregoing referred to as an "Assuming Bank"), as of the 364 Day Extension Date to effect an assignment of all of the 364 Day Commitment (along with an equivalent pro rata portion of the Revolving Commitment) of Non-Consenting Banks for a purchase price equal to the aggregate principal balance of 364 Day Loans and Revolving Loans then owing to the Non-Consenting Banks, plus accrued interest and fees owing to the Non-Consenting Bank, as well as any amounts payable under SECTION 4.5. The Companies shall deliver written notice to the Agent and each Consenting Bank of such arrangement with any Assuming Bank not less than fifteen (15) days prior to the 364 Day Termination Date.

         (d) On each 364 Day Extension Date, each Assuming Bank shall become a Bank for all purposes under this Agreement and the other Loan Documents without any further acknowledgment by or the consent of the other Banks; PROVIDED, HOWEVER, that the Agent shall have received not less than ten (10) days prior to such 364 Day Extension Date an Assignment and Acceptance, effective as of such 364 Day Extension Date, from each Assuming Bank duly executed by such Assuming Bank and the applicable Non-Consenting Bank with respect to both the 364 Day Commitment and the Revolving Commitment of such Non-Consenting Bank. The aggregate 364 Day Commitments on the 364 Day Extension Date shall be equal to the sum, without duplication, of the 364 Day Commitments of each Assuming Bank and each Consenting Bank.

         (e) If on any 364 Day Extension Date the Companies have not so elected to extend the 364 Day Termination Date then in effect, or if Consenting Banks with more than fifty percent (50%) of the aggregate Commitments have not consented to such extension, or if the Companies shall not have satisfied requirements of clause (c) of this SECTION 2.21 with respect to Non-Consenting Banks, then as of such 364 Day Termination Date, except as provided otherwise in, and subject to the Companies' compliance with the terms of, SECTION 2.21(f) below, (i) the aggregate 364 Day Commitments shall be reduced to zero, and (ii) all 364 Day Loan Outstandings shall be due and payable in full.


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

         (f) If with respect to any 364 Day Extension Date the Companies do not so elect to extend the 364 Day Termination Date then in effect, or if Consenting Banks with more than fifty percent (50%) of the aggregate Commitments have not consented to such extension, then not less than fifteen (15) days prior to the 364 Day Termination Date, the Companies can elect to convert any or all 364 Day Loan Outstandings as of such date into a term loan on such date in the original principal amount equal to such 364 Day Loan Outstandings. 364 Day Loan Outstandings so converted by the Companies in accordance with this SECTION 2.21 shall be referred to as the "TERM LOANS." The aggregate 364 Day Commitment shall be permanently reduced on the 364 Day Termination Date to an amount equal to the aggregate principal amount of the Term Loans on such date. The Term Loans shall be repaid upon the earlier of (i) one year following the 364 Day Termination or the Termination Date and (ii) the occurrence of an Event of Default which is continuing. The Term Loans may be comprised of Base Rate Loans and Offshore Rate Loans as the borrowing Company may elect in accordance with the provisions of this ARTICLE II for 364 Day Loans. The Term Loans shall bear interest on the same terms as the 364 Day Loans prior to the conversion to Term Loans until the Continuation or Conversion thereof pursuant to SECTION 2.9 hereof; provided, however, that on the effective date of conversion to Term Loans the Applicable Margin for Offshore Rate Loans shall be increased by .125% at all times thereafter. Amounts repaid or prepaid on the Term Loans may not be reborrowed, and the 364 Day Commitment shall be permanently reduced by any such amounts. Each Bank shall have its Pro Rata Share of the Term Loans.

         (g) If on the 364 Day Termination Date the Company does not so elect to convert all of 364 Day Loan Outstandings as of such date to Term Loans as described in (f) above, then on the 364 Day Termination Date, (i) all 364 Day Loan Outstandings as of such date which are not so converted shall be due and payable in full and (ii) the aggregate 364 Day Commitments shall be reduced to the amount, if any, of 364 Day Loan Outstandings so converted to Term Loans.

         2.22 THE EURO.

         (a) If, as a result of the implementation of the EMU, (i) any currency available for borrowing under this Agreement ( a "national currency") ceases to be lawful currency of the state issuing the same and is replaced by the euro or
(ii) any national currency and the euro are at the same time both recognized by the central bank or comparable governmental authority of the state issuing such currency as lawful currency of such state, then any amount payable hereunder by any party hereto in such national currency (including, without limitation, any Loan to be made under this Agreement) shall instead be payable in the euro and the amount so payable shall be determined by redenominating or converting such amount into the euro at the exchange rate officially fixed by the European Central Bank for the purpose of implementing the EMU, PROVIDED, that to the extent any EMU Legislation provides that an amount denominated either in the euro or in the applicable national currency can be paid either in euros or in the applicable national currency, each party to this Agreement shall be entitled to pay or repay such amount in euros or in the applicable national currency. Prior to the occurrence of the event or events described in clause (i) or (ii) of the preceding sentence, each amount payable hereunder in any such national currency will, except as otherwise provided herein, continue to be payable only in that national currency.


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

         (b) In addition, this Agreement (including, without limitation, the definition of Offshore Rate) will be amended to the extent determined by the Agent and Required Banks (acting reasonably and in consultation with Spherion) to be necessary to reflect such implementation of the EMU and change in currency and to put the Banks and the Companies in the same position, so far as possible, that they would have been in if such implementation and change in currency had not occurred. Except as provided in the foregoing provisions of this SECTION, no such implementation or change in currency nor any economic consequences resulting therefrom shall (i) give rise to any right to terminate prematurely, contest, cancel, rescind, alter, modify or renegotiate the provisions of this Agreement or (ii) discharge, excuse or otherwise affect the performance of any obligations of the Companies or the Banks under this Agreement, any Notes or other Loan Documents.


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

                                   ARTICLE III

                              THE LETTERS OF CREDIT

         3.1 THE LETTER OF CREDIT FACILITIES.

         (a) On the terms and conditions set forth herein (i) the Issuing Bank agrees in reliance upon the agreements of the other Lenders set forth in ARTICLE III (A) from time to time on any Business Day during the period from the Effective Date to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall have terminated in accordance with the terms hereof) to Issue Letters of Credit for the account of a Company, and to amend or renew Letters of Credit previously issued by it, in accordance with SECTIONS 3.2(c) and 3.2(d), and (B) to honor drafts drawn under and in strict compliance with the terms and conditions of Letters of Credit; and (ii) the Banks severally agree to participate in Letters of Credit Issued for the account of a Company; provided, that the Issuing Bank shall not be obligated to Issue, and no Bank shall be obligated to participate in, any Letter of Credit if, as of the date of Issuance of such Letter of Credit (the "Issuance Date") (1) the Dollar Equivalent Amount of the Revolving Loan Outstandings exceeds or would exceed the combined Revolving Commitments, or (2) the Dollar Equivalent Amount of the L/C Obligations exceeds or would exceed the L/C Commitment, or (3) the Dollar Equivalent Amount of all Revolving Loan Outstandings in Offshore Currencies exceeds or would exceed the Total Offshore Currency Sublimit. Within the foregoing limits, and subject to the other terms and conditions hereof, a Company's ability to obtain Letters of Credit shall be fully revolving and, accordingly, a Company may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed.

         (b) The Issuing Bank shall not issue any Letter of Credit if, to its knowledge:

                  (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Bank from Issuing such Letter of Credit, or any Requirement of Law applicable to the Issuing Bank shall prohibit or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Bank shall prohibit, or request that the Issuing Bank refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the Issuing Bank with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Bank is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Bank any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the Issuing Bank in good faith deems material to it;

                  (ii) the Issuing Bank has received written notice from any Bank, the Agent or a Company, or has actual knowledge, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit, that one or more of the applicable conditions contained in
         ARTICLE V is not then satisfied;

                  (iii) the expiry date of any requested Letter of Credit is more than one year after the date of Issuance or is after the Termination Date;

                  (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance acceptable to the Issuing Bank, or the Issuance of a Letter of Credit shall violate any applicable policies of the Issuing Bank;

                  (v) any Letter of Credit is for the purpose of supporting the issuance of any letter of credit by any other Person; or

                  (vi) such Letter of Credit is in a face amount less than the Dollar Equivalent Amount of $1,000,000 (or such other lesser amount as agreed to by the Issuing Bank) or denominated in a currency other than Dollars or Offshore Currencies.

         3.2 ISSUANCE, AMENDMENT AND RENEWAL OF LETTERS OF CREDIT.

         (a) Each Letter of Credit shall be Issued upon the irrevocable written request of a Company and Spherion, respectively, received by the Issuing Bank at least three Business Days prior to the proposed date of Issuance. Each such request for Issuance of a Letter of Credit shall be by facsimile, confirmed immediately in an original writing, in the form of an L/C Application, and shall specify in form and detail satisfactory to the Issuing Bank: (i) the Company on the application of which such Letter of Credit is being Issued; (ii) the Applicable Currency; (iii) the proposed date of Issuance of such Letter of Credit (which shall be a Business Day); (iv) the face amount of such Letter of Credit; (v) the expiry date of such Letter of Credit; (vi) the name and address of the beneficiary thereof; (vii) the documents to be presented by the beneficiary of such Letter of Credit in case of any drawing thereunder; (viii) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (ix) such other matters as the Issuing Bank may reasonably require.

         (b) Two Business Days prior to the Issuance of any Letter of Credit, the Issuing Bank shall confirm with the Agent the availability of the Commitments with respect to such Issuance and that the conditions specified in
ARTICLE V have been satisfied. Subject to the terms and conditions hereof, the Issuing Bank shall, on the requested date, Issue a Letter of Credit for the account of the applicable Company in accordance with the Issuing Bank's usual and customary business practices.

         (c) From time to time while a Letter of Credit is outstanding and prior to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall have terminated in accordance with the terms hereof), the Issuing Bank shall, upon the written request of a Company (with a copy sent to the Agent) at least three Business Days prior to the proposed date of amendment, amend any Letter of Credit Issued by it. Each such request for amendment of a Letter of Credit shall be made in writing in the form of an L/C Amendment Application and shall specify in form and detail satisfactory to the Issuing
Bank: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of such Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Issuing Bank may reasonably require. The Issuing Bank shall be under no obligation to amend any Letter of Credit if: (A) the Issuing Bank would have no obligation at such time to Issue such Letter of Credit in its amended form under the terms of this Agreement; or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit. The Agent will promptly notify the Banks of a request of Issuance or renewal or amendment of a Letter of Credit.

         (d) The Issuing Bank and the Banks agree that, while a Letter of Credit is outstanding and prior to the Termination Date (or such earlier date as the Revolving Commitments of all Banks shall have terminated in accordance with the terms hereof), the Issuing Bank shall be entitled to authorize the automatic renewal of any Letter of Credit Issued by it unless (A) the Issuing Bank would have no obligation at such time to Issue or amend such Letter of Credit in its renewed form under the terms of this Agreement; (B) the beneficiary of such Letter of Credit does not accept the proposed renewal of such Letter of Credit; or (c) the Issuing Bank receives written request from a Company (with a copy sent to the Agent) at least three Business Days prior to the proposed date of notification of non-renewal, not to renew any Letter of Credit. Each such request for non-renewal of a Letter of Credit shall be made in writing and shall specify (i) the Letter of Credit number; (ii) the beneficiary's name; and (iii) that the Issuing Bank is instructed to notify the beneficiary of non-renewal.

         (e) The Issuing Bank shall deliver to the Agent any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Termination Date.

         (f) This Agreement shall control in the event (and to the extent) of any conflict with any L/C-Related Document (other than any Letter of Credit).

         (g) The Issuing Bank will also deliver to the Agent, concurrently with or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising bank or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         (h) The Agent shall furnish to each Bank quarterly a summary of outstanding Letters of Credit.

         3.3 RISK PARTICIPATIONS, DRAWINGS AND REIMBURSEMENTS.

         (a) Immediately upon the Issuance of each Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Issuing Bank a participation in such Letter of Credit and each drawing thereunder in an amount equal to the product of (i) the Pro Rata Share of such Bank, times (ii) the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively, in the currency in which such Letter of Credit is stated. For purposes of SECTION 2.1(a), each Issuance of a Letter of Credit shall be deemed to utilize the Revolving Commitment of each Bank by an amount equal to the amount of such participation.

         (b) In the event of any drawing under a Letter of Credit by the beneficiary or transferee thereof, the Issuing Bank will promptly notify the Agent and the Companies of the request and of the day on which the Issuing Bank is to pay the beneficiary (which payment date is not to be less than one day later). The Companies jointly and severally agree to reimburse the Issuing Bank prior to 11:00 a.m. (Charlotte time), on each date that any amount is paid by the Issuing Bank under any Letter of Credit (each such date, an "Honor Date"), in an amount equal to the Dollar Equivalent Amount, as determined by the Issuing Bank, such determination to be conclusive absent manifest error, of the amount so paid by the Issuing Bank. In the event the Companies fail to reimburse the Issuing Bank for the full amount of any drawing under any Letter of Credit by 11:00 a.m. (Charlotte time) on the Honor Date, the Issuing Bank will promptly notify the Agent who will in turn promptly notify each Bank. Unless notified by the Companies to convert an unreimbursed drawing into Revolving Loans or, if the Companies request a conversion of an unreimbursed drawing into Revolving Loans but the unreimbursed drawing is not converted because of the Companies' failure to satisfy the conditions set forth in SECTION 5.3 (such unreimbursed drawing which has not been converted constituting an L/C Borrowing), each Bank will be deemed to be obligated to make an L/C Advance in Dollars in the full Dollar Equivalent Amount of each Bank's Pro Rata Share of such L/C Borrowing and such L/C Advances shall bear interest at a rate per annum equal to the Base Rate plus 2% per annum. Any notice given by the Issuing Bank or the Agent pursuant to this
SECTION 3.3(b) may be oral if promptly confirmed in writing (including by facsimile); provided that the lack of such a prompt confirmation shall not affect the conclusiveness or binding effect of such notice.

         (c) With respect to any unreimbursed drawing that the applicable Company requests be converted into a Revolving Loan and that satisfies the conditions set forth in SECTION 5.3, each Bank shall upon any notice make available to the Agent for the account of the relevant Issuing Bank an amount in Dollars equal to the Dollar Equivalent Amount (as indicated in such notice) of the currency in which such Letter of Credit is denominated and in immediately available funds equal to its Pro Rata Share of the amount of such drawing, whereupon the participating Banks shall each be deemed to have made a Revolving Loan consisting of a Base Rate Loan to the Company in that amount. If any Bank so notified fails to make available to the Agent for the account of the Issuing Bank the amount of such Bank's Pro Rata Share of the amount of such drawing by no later than 2:00 p.m. (Charlotte time) on the Honor Date, then interest shall accrue on such Bank's obligation to make such payment, from the Honor Date to the date such Bank makes such payment, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period. The Agent shall promptly give notice of the occurrence of the Honor Date, but failure of the Agent to give any such notice on the Honor Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligations under this SECTION 3.3.

         (d) Provided that the Issuing Bank has paid a drawing under a Letter of Credit in accordance with its terms, each Bank's obligation in accordance with this Agreement to make the Revolving Loans or L/C Advances, as contemplated by this SECTION 3.3, as a result of a drawing under a Letter of Credit, shall be absolute and unconditional and without recourse to the Issuing Bank and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Bank may have against the Issuing Bank, the Companies or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or
(iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing; provided that if the conditions to making any Loan pursuant to SECTION 5.3 shall not then be satisfied, each Bank's payment of such amount shall be deemed to constitute its payment of the purchase price for its participation in the applicable drawing under the applicable Letter of Credit.

         3.4 REPAYMENT OF PARTICIPATIONS. (a) Upon (and only upon) receipt by the Agent for the account of the Issuing Bank of immediately available funds from the Companies (i) in reimbursement of any payment made by the Issuing Bank under the Letter of Credit with respect to which any Bank has paid the Agent for the account of the Issuing Bank for such Bank's participation in such Letter of Credit pursuant to SECTION 3.3 or (ii) in payment of interest thereon, the Agent will pay to such Bank, in the same funds as those received by the Agent for the account of the Issuing Bank, the amount of such Bank's Pro Rata Share of such funds, and the Issuing Bank shall receive the amount of the Pro Rata Share of such funds of any Bank that did not so pay the Agent for the account of the Issuing Bank.

         (b) If the Agent or the Issuing Bank is required at any time to pay to the Companies, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by the Companies to the Agent for the account of the Issuing Bank pursuant to SECTION 3.4(a) in reimbursement of a payment made under any Letter of Credit or interest thereon, each Bank shall, on demand of the Agent, forthwith pay to the Agent or the Issuing Bank the amount of its Pro Rata Share of any amounts so paid by the Agent or the Issuing Bank plus interest thereon from the date such demand is made to the date such amounts are paid by such Bank to the Agent or the Issuing Bank, at a rate per annum equal to the Federal Funds Rate in effect from time to time.

         3.5 ROLE OF THE ISSUING BANK. (a) Each Bank and the Companies agree that, in paying any drawing under a Letter of Credit, the Issuing Bank shall not have any responsibility to obtain any document (other than any sight draft, certificates and any other documents expressly required by the applicable Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

         (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Issuing Bank shall be liable to any Bank for:
(i) any action taken or omitted in connection herewith at the request or with the approval of the Required Banks; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any L/C-Related Document.

         (c) The Companies hereby assume all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Companies' pursuing such rights and remedies as they may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Issuing Bank (including the Banks), shall be liable or responsible for any of the matters described in clauses (i) through (vii) of SECTION 3.6; provided, however, anything in such clauses to the contrary notwithstanding, that the Companies may have a claim against the Issuing Bank, and the Issuing Bank may be liable to the Companies, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Companies which the Companies prove were caused by the Issuing Bank's willful misconduct or gross negligence or the Issuing Bank's willful failure to pay under any Letter of Credit except as a result of a court order after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing: (i) the Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation; and (ii) the Issuing Bank shall not be responsible for the validity or sufficiency of any instrument transferring or purporting to transfer a Letter of Credit or the rights or benefits thereunder or assigning the proceeds thereof, in whole or in part, in accordance with the terms of such Letter of Credit which may prove to be invalid or ineffective for any reason.

         3.6 OBLIGATIONS ABSOLUTE. Provided that the Issuing Bank has paid a drawing under a Letter of Credit in accordance with its terms, the obligations of the Companies under this Agreement and any L/C-Related Document to reimburse the Issuing Bank for a drawing under a Letter of Credit, and to repay any L/C Borrowing and any drawing under a Letter of Credit converted into any Syndicated Loan or Syndicated Loans, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement and each such other L/C Related Document under all circumstances, including the following:

                  (i) any lack of validity or enforceability of this Agreement or any L/C-Related Document;

                  (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Companies in respect of any Letter of Credit or any other amendment or waiver of or any consent to departure from all or any of the L/C-Related Documents, which have been previously agreed to by the respective Company;

                  (iii) the existence of any claim, set-off, defense or other right that the Companies may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Issuing Bank or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the L/C-Related Documents or any unrelated transaction;

                  (iv) any draft, demand, certificate or other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

                  (v) any payment by the Issuing Bank under any Letter of Credit against presentation of a draft or certificate that reasonably complies with the terms of such Letter of Credit; or any payment made by the Issuing Bank under any Letter of Credit to any Person purporting to be (and providing reasonable evidence of its status as) a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit, including any arising in connection with any Insolvency Proceeding;

                  (vi) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the obligations of the Companies in respect of any Letter of Credit; or

                  (vii) any other circumstance or happening whatsoever (other than failure to pay a Letter of Credit in accordance with its terms), whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Companies or a guarantor.

         3.7 CASH COLLATERAL PLEDGE. Upon (i) the written request of the Agent,
(A) if the Issuing Bank has honored any full or partial drawing request on any Letter of Credit and such drawing has resulted in an L/C Borrowing hereunder, or
(B) if, as of the Termination Date (or such earlier date as the Revolving Commitments shall have terminated in accordance with the terms hereof), any Letters of Credit may for any reason remain outstanding and partially or wholly undrawn, or (ii) the occurrence of the circumstances described in SECTION 2.11 requiring the Companies to Cash Collateralize Letters of Credit, then the Companies shall immediately Cash Collateralize the L/C Obligations in an amount equal to such L/C Obligations or in the amount required under SECTION 2.11. If any Letter of Credit expires without the application of such Cash Collateral in full, or if all L/C Borrowings with respect to any Letter of Credit have been paid in full by the Companies, then as long as there is no Event of Default in existence and so long as no such application shall be made within 25 days of the expiration of a Letter of Credit, the Agent shall return to the Companies any cash or deposit account balances that were used by the Companies to Cash Collateralize such Letters of Credit pursuant to this SECTION 3.7 and were not applied to L/C Borrowings.

         3.8 LETTER OF CREDIT FEES. (a) The Companies shall pay to the Agent for the account of each of the Banks a letter of credit fee with respect to the Letters of Credit equal to the Applicable Margin for Revolving Loans with respect to the Offshore Rate Loans times the average daily maximum Dollar Equivalent Amount (computed based on currency exchange rates in effect as of the most recent Valuation Date) available to be drawn under the outstanding Letters of Credit computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the first Business Day following the calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Effective Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).


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         (b) The Companies shall pay to the Agent for the account of the Issuing
Bank a letter of credit fee with respect to the Letters of Credit equal to 1/8th of 1% per annum of the average daily maximum Dollar Equivalent Amount (computed based on currency exchange rates in effect as of the most recent Valuation Date) available to be drawn under the outstanding Letters of Credit, computed on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon Letters of Credit outstanding for that quarter as calculated by the Agent. Such letter of credit fees shall be due and payable quarterly in arrears on the first Business Day following the calendar quarter during which Letters of Credit are outstanding, commencing on the first such quarterly date to occur after the Effective Date, through the Termination Date (or such later date upon which the outstanding Letters of Credit shall expire), with the final payment to be made on the Termination Date (or such later expiration date).

         (c) The Companies shall pay to the Issuing Bank from time to time on demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Issuing Bank relating to Letters of Credit as from time to time in effect.

         3.9 UNIFORM CUSTOMS AND PRACTICE. Unless otherwise expressly agreed by the Issuing Bank and the Company when a Letter of Credit is issued, the International Chamber of Commerce International Standby Practices commonly referred to as "ISP98", or any subsequent amendment or revision of either thereof, shall apply to each Letter of Credit (other than the Existing Letters of Credit to the extent that the same are not currently governed by the ISP98).


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                                   ARTICLE IV

                             CHANGE IN CIRCUMSTANCES

         4.1 INCREASED COST AND REDUCED RETURN.

         (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank or Designated Bidder (or its Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                  (i) shall subject such Bank (or its Lending Office) to any tax, duty, or other charge with respect to any Offshore Rate Loans, its Note, or its obligation to make Offshore Rate Loans, or change the basis of taxation of any amounts payable to such Bank (or its Lending Office) under this Agreement or its Note in respect of any Offshore Rate Loans (other than taxes imposed on the overall net income of such Bank or Designated Bidder by the jurisdiction in which such Bank or Designated Bidder has its principal office or such Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurocurrency Reserve Percentage utilized in the determination of the Offshore Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Bank or Designated Bidder (or its Lending Office), including the Revolving Commitment or 364 Day Commitment of such Bank or Designated Bidder hereunder; or

                  (ii) shall impose on such Bank or Designated Bidder (or its Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Bank or Designated Bidder (or its Lending Office) of making, converting into, continuing, or maintaining any Loans or to reduce any sum received or receivable by such Bank or Designated Bidder (or its Lending Office) under this Agreement or its Note with respect to any Offshore Rate Loans, then the Companies shall pay to such Bank or Designated Bidder within ten (10) Business Days of demand such amount or amounts as will compensate such Bank or Designated Bidder for such increased cost or reduction, provided, that no Company shall be obligated to reimburse any Bank for any cost incurred pursuant to this SECTION more than 180 days prior to notice to the Companies of the incurrence of such cost; except that if any change or compliance requirement described above shall have a retroactive application, the Companies shall be obligated to make such reimbursement with respect to such retroactive effect, if such Bank shall give the Companies notice thereof within 30 days of such Bank's having notice thereof. If any Bank requests compensation by the Companies under this SECTION 4.1(a), the Companies may, by notice to such Bank (with a copy to the Agent), suspend the obligation of such Bank to make or


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continue Loans of the Type with respect to which such compensation is requested, or to convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 4.4 shall be applicable); PROVIDED that such suspension shall not affect the right of such Bank to receive the compensation so requested.

         (b) If, after the date hereof, any Bank shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Bank or any corporation controlling such Bank as a consequence of such Bank's obligations hereunder to a level below that which such Bank or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Companies shall pay to such Bank such additional amount or amounts as will compensate such Bank for such reduction; provided, that no Company shall be obligated to reimburse any Bank for any cost described in this SECTION more than 180 days prior to notice to the Companies of the incurrence of such cost; except that if any change or compliance required described above shall have a retroactive application, the Companies shall be obligated to make such reimbursement with respect to such retroactive effect, if such Bank shall give the Companies notice thereof within 30 days of such Bank's having notice thereof.

         (c) Without limiting the foregoing but without duplication for any Associated Costs reimbursed pursuant TO SECTION 4.1(a) OR (b), as to any Offshore Currency Loans denominated in British pounds sterling, the Companies will pay the Associated Costs. Any Bank requesting reimbursement under this
SECTION 4.1(c) shall give the Companies written notice, including a detailed calculation, within thirty (30) days of having notice of the incurrence of any Associated Costs.

         (d) Each Bank shall promptly notify the Companies and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Bank to compensation pursuant to this SECTION 4.1 and will designate a different Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Bank, be otherwise disadvantageous to it. Any Bank claiming compensation under this SECTION 4.1 shall furnish to the Companies and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder, which shall be conclusive in the absence of manifest error, together with an explanation of the event giving rise to such claim. In determining such amount, such Bank may use any reasonable averaging and attribution methods.

         4.2 LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Offshore Rate Loan:


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                  (a) the Agent determines (which determination shall be
         conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Offshore Rate for such Interest Period; or

                  (b) the Required Banks determine (which determination shall be conclusive) and notify the Agent that the Offshore Rate will not adequately and fairly reflect the cost to the Banks of funding Offshore Rate Loans for such Interest Period;

then the Agent shall give the Companies prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Banks shall be under no obligation to make additional Loans of such Type, continue Loans of such Type, or to convert Loans of any other Type into Loans of such Type and the Companies shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         4.3 ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Lending Office to make, maintain, or fund Offshore Rate Loans hereunder, then such Bank shall promptly notify the Companies thereof and such Bank's obligation to make or continue Offshore Rate Loans and to convert other Types of Loans into Offshore Rate Loans shall be suspended until such time as such Bank may again make, maintain, and fund Offshore Rate Loans (in which case the provisions of SECTION
4.4 shall be applicable).

         4.4 TREATMENT OF AFFECTED LOANS. If the obligation of any Bank to make an Offshore Rate Loan or to continue, or to convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to SECTION 4.2 or
4.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Bank's Affected Loans shall be automatically converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a conversion required by SECTION 4.3 hereof, on such earlier date as such Bank may specify to the Companies with a copy to the Agent) and, unless and until such Bank gives notice as provided below that the circumstances specified in SECTION 4.1 or 4.3 hereof that gave rise to such conversion no longer exist:

                  (a) to the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal that would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or continued by such Bank as Loans of the Affected Type shall be made or continued instead as Base Rate Loans, and all Loans of such Bank that would otherwise be converted into Loans of the Affected Type shall be converted instead into (or shall remain as) Base Rate Loans.

If such Bank gives notice to the Companies (with a copy to the Agent) that the circumstances specified in SECTION 4.1 or 4.3 hereof that gave rise to the conversion of such Bank's Affected Loans pursuant to this SECTION 4.4 no longer exist (which such Bank agrees to do promptly upon


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

such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Banks are outstanding, such Bank's Base Rate Loans shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Banks holding Loans of the Affected Type and by such Bank are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective 364 Day Commitments and Revolving Credit Commitments.

         4.5 COMPENSATION. Upon the request of any Bank, the Companies shall pay to such Bank such amount or amounts as shall be sufficient (in the reasonable opinion of such Bank) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or conversion of a Offshore Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to SECTION 9.2) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Companies for any reason (including, without limitation, the failure of any condition precedent specified in
         ARTICLE V to be satisfied) to borrow, convert, continue, or prepay an Offshore Rate Loan on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant notice of borrowing, prepayment, continuation, or conversion under this Agreement.

         4.6 TAXES.

         (a) Any and all payments by the Companies to or for the account of any Bank or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Bank, Designated Bidder and the Agent, taxes imposed on or measured by its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank, Designated Bidder (or its Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Companies shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Bank or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 4.6) such Bank or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Companies shall make such deductions, (iii) the Companies shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Companies shall furnish to the Agent, at its address referred to in SECTION 11.2, the original or a certified copy of a receipt evidencing payment thereof.

         (b) In addition, the Companies agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise


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from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Companies agree to indemnify each Bank and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 4.6) paid by such Bank or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

         (d) Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Bank listed on the signature pages hereof and on or prior to the date on which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Companies or the Agent (but only so long as such Bank remains lawfully able to do so), shall provide the Companies and the Agent with (i) Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Bank is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

         (e) For any period with respect to which a Bank has failed to provide the Companies and the Agent with the appropriate form pursuant to SECTION 4.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Bank shall not be entitled to indemnification under SECTION 4.6(a), 4.6(b) or 4.6(c) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Bank, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Companies shall take such steps as such Bank shall reasonably request to assist such Bank to recover such Taxes.

         (f) If the Companies are required to pay additional amounts to or for the account of any Bank pursuant to this SECTION 4.6, then such Bank will agree to use reasonable efforts to change the jurisdiction of its Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Bank, is not otherwise disadvantageous to such Bank.

         (g) Within thirty (30) days after the date of any payment of Taxes, the Companies shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.


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         (h) Without prejudice to the survival of any other agreement of the
Companies hereunder, the agreements and obligations of the Companies contained in this SECTION 4.6 shall survive the termination of the Revolving Credit Commitments and 364 Day Commitments and the payment in full of the Notes.

         4.7 REPLACEMENT BANKS. The Companies may, in their sole discretion, on 10 Business Days' prior written notice to the Agent and a Bank (except in the case of the replacement of a Bank after notice from such Bank to the Companies pursuant to SECTION 4.1, in which case no prior notice from the Companies is required), cause a Bank who has incurred increased costs or is unable to make Offshore Rate Loans to (and such Bank shall) assign, pursuant to SECTION 11.8, all of its rights and obligations under this Agreement (other than with respect to outstanding Bid Loans) to an Eligible Assignee designated by the Companies which is willing to become a Bank for a purchase price equal to the outstanding principal amount of the Syndicated Loans payable to such Bank plus any accrued but unpaid interest on such Loans, any accrued but unpaid fees with respect to such Bank's Commitment and any other amount payable to such Bank under this Agreement (other than with respect to outstanding Bid Loans); provided, that any expenses or other amounts which would be owing to such Bank pursuant to any indemnification provision hereof (including, if applicable, SECTION 4.5) shall be payable by the Companies as if the Companies had prepaid the Loans of such Bank rather than such Bank having assigned its interest hereunder. The Companies or the Assignee shall pay the applicable processing fee under SECTION 11.8.

         4.8 MITIGATION. Each Bank agrees that, with reasonable promptness after the officer of such Bank responsible for administering the Loans of such Bank becomes aware that such Bank has become an affected Bank under SECTION 4.1 or
SECTION 4.3, is entitled to receive payments under SECTION 4.5, or is or has become subject to U.S. or United Kingdom withholding taxes payable by any Company in respect of its Loans, it will, to the extent not inconsistent with any internal policy of such Bank or any applicable legal or regulatory restriction, (i) use all reasonable efforts to make, fund or maintain the Commitment of such Bank or the Loans of such Bank through another lending office of such Bank, or (ii) take such other reasonable measures, if, as a result thereof, the circumstances which would cause such Bank to be an affected Bank under SECTION 4.1 or SECTION 4.3 would cease to exist, or the additional amounts which would otherwise be required to be paid to such Bank pursuant to SECTION
4.5 would be reduced, or such withholding taxes would be reduced, and if the making, funding or maintaining of such Commitment or Loans through such other lending office or in accordance with such other measures, as the case may be, would not otherwise adversely affect such Commitment or Loans or the interests of such Bank; PROVIDED that such Bank will not be obligated to utilize such other lending office pursuant to this SECTION 4.8 unless the Companies agree to pay all incremental expenses incurred by such Bank as a result of utilizing such other lending office as described in clause (i) above. A certificate as to the amount of any such expenses (setting forth in reasonable detail the basis for requesting such amount and the calculation thereof) submitted by such Bank to the Companies (with a copy to the Agent) shall be PRIMA FACIE evidence of such expenses.

         4.9 SURVIVAL. The agreements and obligations of the Companies in this
ARTICLE IV shall survive the payment of all other Obligations.


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                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1 CONDITIONS TO EXECUTION OF AGREEMENT. (a) As a condition precedent to the occurrence of the Effective Date and to the making of additional Syndicated Loans, the Agent shall have received on or before the Effective Date, in form and substance satisfactory to the Agent and the Banks, the following:

                  (i) executed originals of each of this Agreement, Guaranties, Pledge Agreements and the Notes, together with all schedules and exhibits thereto and documents deliverable thereunder;

                  (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of special counsel to the Companies and Guarantors dated the Effective Date, addressed to the Agent and the Banks and reasonably satisfactory to the Agent and the Banks, including an opinion as to the perfection of a first priority security interest in the shares of the Direct Foreign Subsidiaries described on SCHEDULE II;

                  (iii) resolutions of the boards of directors or other appropriate governing body (or of the appropriate committee thereof) of each Company and Guarantor certified by its secretary or assistant secretary or other appropriate representative of such Company and Guarantor as of the Effective Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery and performance thereof;

                  (iv) specimen signatures of officers or other appropriate representatives of each Company and Guarantor executing the Loan Documents on behalf of such Company and Guarantor, which signature, and the office and incumbency of such person, shall be certified by the appropriate representative of such Company or Guarantor, as the case may be;

                  (v) the charter documents and bylaws or deed of incorporation and articles of association or other organizational document of each Company and Guarantor certified by the appropriate representative of such Company;

                  (vi) receipt by Bank of America of indemnification or other security satisfactory to Bank of America, in respect of its obligations under the Michael Page Note Guarantee;

                  (vii) Pro Forma Projections and a consolidated budget for fiscal year 2001;

                  (viii) evidence of receipt by Spherion of not less than $550,000,000 of net proceeds from the Michael Page IPO;


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                  (ix) reduction of Revolving Loan Outstandings (excluding
         Existing Letters of Credit) to $0 at the Closing Date;

                  (x) evidence satisfactory to the Agent that all fees payable by the Companies on the Effective Date to the Agent, the Arranger, Bank of America and the Banks have been paid in full;

                  (xi) closing statement containing a detailed disbursement of proceeds of the Loans in accordance with SECTION 2.10; and

                  (xii) such other documents, instruments, certificates and opinions as the Agent or the Banks may reasonably request on or prior to the Closing Date.

         (b) There shall not have occurred or become known to the Agent or any of the Banks any event, condition, litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding or other situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning Spherion and its Subsidiaries delivered to the Agent prior to the Effective Date that has had or could reasonably be expected to result in a Material Adverse Effect or materially adversely affect the business, properties, operations or condition, financial or otherwise, of Spherion and its Subsidiaries, taken as a whole; and

         (c) Each Company and its Subsidiaries shall have received all approvals, consents and waivers (including the expiration of early termination of any waiting period without notice of intent to challenge or request for further information by any Governmental Authority), and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby except for such approvals, consents, waivers, filings and notices as to which the failure to receive, make or give will not have a Material Adverse Effect.

         5.2 CONDITION OF EXTENSION OF CREDIT TO BORROWING SUBSIDIARY. The obligation of each Bank to make any Credit Extension to a Borrowing Subsidiary is subject to the condition that such Borrowing Subsidiary has furnished to the Agent the following items.

                  (i) Copies of the articles of incorporation or similar organizational documents of such Borrowing Subsidiary, together with all amendments, and a certificate of good standing (if available), both certified by the appropriate governmental officer in its jurisdiction of incorporation.

                  (ii) Copies, certified by an appropriate officer or director of such Borrowing Subsidiary, of its by-laws or similar organizational documents and of its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Bank) authorizing the execution of the Loan Documents to which such Borrowing Subsidiary is a party.

                  (iii) An incumbency certificate, executed by an appropriate officer or director of such Borrowing Subsidiary, which shall identify by name and title and bear the


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         signature of the officers or directors of such Borrowing Subsidiary authorized to sign the Loan Documents and to request Loans hereunder, upon which certificate the Administrative Agent and the Banks shall be entitled to rely until informed of any change in writing by such Borrowing Subsidiary.

                  (iv) A written opinion of counsel to such Borrowing Subsidiary, addressed to the Banks in form and substance satisfactory to the Agent.

                  (v) Notes issued by such Borrowing Subsidiary to the order of each of the Banks.

                  (vi) Such other documents as the Agent or its counsel may have reasonably requested.

         5.3 CONDITIONS TO ALL CREDIT EXTENSIONS. The obligation of each Bank and each Designated Bidder to make any Loan to be made by it (including its initial Loan) other than, so long as no Event of Default shall have occurred and be continuing, the continuation or conversion of any Loan previously made (which shall remain subject to the limitations contained in ARTICLE II), and the obligation of the Issuing Bank to Issue any Letter of Credit (including the initial Letter of Credit), other than, so long as no Event of Default shall have occurred and be continuing, the renewals of existing Letters of Credit, is subject to the satisfaction of the following conditions precedent on the relevant Borrowing Date or Issuance Date:

                  (a) IRREVOCABLE NOTICE OF SYNDICATED ACTIVITY, L/C APPLICATION. For each Syndicated Loan, the Agent shall have received an Irrevocable Notice of Syndicated Activity and, in the case of any Issuance of any Letter of Credit, the Issuing Bank and the Agent shall have received an L/C Application or L/C Amendment Application;

                  (b) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties in ARTICLE VI and in the other Loan Documents shall be true and correct on and as of such Borrowing Date or Issuance Date with the same effect as if made on and as of such Borrowing Date or Issuance Date (except (i) to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date, (ii) that references to financial statements described in SECTION 6.10(a) shall be to the financial statements most recently furnished pursuant to SECTION 7.1(a) OR (b), and (iii) that the reference to December 29, 2000 in SECTION 6.10(c) shall refer to the date of the financial statements most recently furnished pursuant to SECTION 7.1(a) OR (b); and

                  (c) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from such Borrowing or Issuance.

Each Irrevocable Notice of Syndicated Activity and L/C Application or L/C Amendment Application submitted by any Company hereunder shall constitute a representation and warranty by each Company hereunder, as of the date of each such notice and as of each Borrowing Date, or Issuance Date, as applicable, that the conditions in this SECTION 5.3 are satisfied. Nothing


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contained in this SECTION 5.3 shall limit the obligation of the Banks to make an
L/C Advance pursuant to SECTION 3.3.

         5.4 SUPPLEMENTS TO SCHEDULES. The Companies may, from time to time but in no event less than five (5) Business Days prior to delivery of any Irrevocable Notice of Syndicated Activity hereunder, amend or supplement SCHEDULES 6.5, 6.10, 6.12, 6.13 and 6.15 to this Agreement by delivering (effective upon receipt) to the Agent and each Bank a copy of such revised Schedule or Schedules which shall (i) be dated the date of delivery, (ii) be certified by a Responsible Officer as true, complete and correct as of such date and as delivered in replacement for the corresponding Schedule or Schedules previously in effect, and (iii) show in reasonable detail (by blacklining or other appropriate graphic means) the changes from each such corresponding predecessor Schedule. Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, in the event that the Required Banks determine based upon such revised Schedules (whether individually or in the aggregate or cumulatively) that there has been a change which could have a Material Adverse Effect since the Closing Date, or such later date as the Companies shall have most recently furnished supplements to Schedules under this
SECTION 5.4 or financial statements under SECTION 7.1(a) OR (b), in the business, operations or affairs, financial or otherwise, of Spherion and its Subsidiaries, taken as a whole, the Banks shall have no further obligation to fund Credit Extensions or continue or convert any Loan previously made or renew or extend existing Letters of Credit.


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                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         Each Company represents and warrants to the Agent and each Bank that:

         6.1 EXISTENCE AND POWER. Such Company and each of its Subsidiaries:

                  (a) is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

                  (b) has the power and authority and governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and to execute, deliver, and perform its obligations under the Loan Documents;

                  (c) is duly qualified and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except to the extent failure to so qualify would not have a Material Adverse Effect; and

                  (d) is in compliance with all Requirements of Law, except to the extent the failure to so comply would not have a Material Adverse Effect.

         6.2 AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance by such Company and its Subsidiaries of this Agreement and each other Loan Document to which such Person is party have been duly authorized by all necessary action and do not and will not:

                  (a) contravene the terms of any of that Person's Organization Documents;

                  (b) conflict with or result in a material breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which such Person is a party or any order, injunction, writ or decree of any Governmental Authority to which such Person or its property is subject; or

                  (c) violate any Requirement of Law.

         6.3 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Company or any of its Subsidiaries of the Agreement or any other Loan Document.

         6.4 BINDING EFFECT. This Agreement and each other Loan Document to which such Company or any of its Subsidiaries is a party constitute the legal, valid and binding obligations of such Company and any of its Subsidiaries to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms (except as enforceability may be


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limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

         6.5 LITIGATION: LABOR CONTROVERSIES. There are no actions, suits, labor controversies, proceedings, claims or disputes pending, or to the best knowledge of such Company, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, against such Company, or its Subsidiaries or any of their respective properties which:

                  (a) purport to affect or pertain to this Agreement or any other Loan Document, or any of the transactions contemplated hereby or thereby; or

                  (b) if determined adversely to such Company or its Subsidiaries, would reasonably be expected to have a Material Adverse Effect, except as set forth in SCHEDULE 6.5.

No injunction, writ, temporary restraining order or order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any other Loan Document, or directing that the transactions provided for herein or therein not be consummated as herein or therein provided.

         6.6 NO DEFAULT. No Default or Event of Default exists or would result from the incurring of any Obligations by such Company. As of the Effective Date, neither such Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect, or that would, if such default had occurred after the Effective Date, create a Default or an Event of Default under SECTION 9.1(e).

         6.7 USE OF PROCEEDS; MARGIN REGULATIONS. The Credit Extensions are to be used solely for working capital purposes and general corporate purposes, including the continuation of Loans outstanding under the Existing Credit Agreement and Existing Letters of Credit. Neither such Company nor any of its Subsidiaries is generally engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock. Less than 25% of the Property of the Companies and their Subsidiaries consists of Margin Stock.

         6.8 TITLE TO PROPERTIES. Such Company and each of its Subsidiaries have good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of their respective businesses, except for such defects in title as could not, individually or in the aggregate, have a Material Adverse Effect. As of the Effective Date, the property of such Company and its Subsidiaries is subject to no Liens, other than Liens permitted under SECTION 8.2.

         6.9 TAXES. Such Company and its Subsidiaries have filed all Federal and other material tax returns and reports required to be filed, and have paid all Federal and other material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those which are being contested in good faith by appropriate proceedings and for which adequate reserves have been provided in


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accordance with GAAP. To the best of Spherion's knowledge, there is no proposed tax assessment against such Company or any of its Subsidiaries that would, if made, have a Material Adverse Effect.

         6.10 FINANCIAL CONDITION.

                  (a) The audited consolidated financial statements of Spherion and its Subsidiaries dated December 25, 1998, December 30, 1999 and December 29, 2000, and the related consolidated statements of income or operations, shareholders' equity and cash flows for the fiscal periods ended on such dates:

                           (i) were prepared in accordance with GAAP
                  consistently applied throughout the period covered thereby, except as otherwise expressly noted therein;

                           (ii) present fairly the financial condition of
                  Spherion and its Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and

                           (iii) except as specifically disclosed in SCHEDULE
                  6.10, show all material indebtedness and other liabilities, direct or contingent, of Spherion and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Contingent Obligations, which are required to be disclosed in accordance with GAAP.

                  (b) Since December 29, 2000, there has been no Material Adverse Effect.

                  (c) The Pro Forma Projections provided to the Agent and the Banks were prepared by Spherion in good faith and are based upon assumptions which Spherion believed, to the best of its knowledge, to have been reasonable in all material respects as of the time of preparation thereof and as of the Effective Date.

         6.11 SUPPORT DOCUMENTS.

                  (a) The provisions of each of the Support Documents (and the actions contemplated to be taken thereunder) are effective to create in favor of the Agent for the benefit of the Banks, a legal, valid and enforceable (i) guaranty of the obligations described therein except as limited by bankruptcy, insolvency and similar laws affecting the enforcement of creditors' rights generally and equitable principles of general application and (ii) duly perfected pledge of all ownership interest (other than directors' qualifying shares) in the Subsidiaries described in SCHEDULE II.

                  (b) All representations and warranties of such Company's Subsidiaries contained in the Support Documents are true and correct in all material respects.


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         6.12 COPYRIGHTS, PATENTS, TRADEMARKS AND LICENSES, ETC. Except as set
forth on SCHEDULE 6.12, such Company and its Subsidiaries own or are licensed or otherwise have the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, authorizations and other rights that are reasonably necessary for the operation of their respective businesses, without material conflict with the rights of any other Person. To the best knowledge of such Company, except as set forth in SCHEDULE 6.12, no slogan or other advertising device, product, process, method, substance, part or other material now employed by such Company or any of its Subsidiaries infringes in any material respect upon any rights held by any other Person. Except as set forth in SCHEDULE 6.12, no claim or litigation regarding any of the foregoing is pending or known to be threatened, and no patent, invention, device, application, principle, statute, law, rule, regulation, standard or code is pending or, to the knowledge of such Company, proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

         6.13 SUBSIDIARIES. As of the Effective Date, such Company has no Subsidiaries other than those specifically disclosed (and identified as being Subsidiaries of such Company) in part (a) of SCHEDULE 6.13 and has no equity investments in any other corporation or entity other than those specifically disclosed in Part (b) of SCHEDULE 6.13 and each Subsidiary (other than a Foreign Subsidiary or an Excluded Subsidiary) is a party to the Guaranty Agreement and is listed as a "Guarantor" in SCHEDULE 1.2(b) hereof.

         6.14 INSURANCE. The Properties of such Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates, other than Spectrum, of any Company, in such amounts, with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where such Company or such Subsidiary operates; provided, however, Spherion and its Subsidiaries may maintain self insurance as to risks of the types and in the amounts (and with such reserves) as are customarily maintained by Persons conducting similar businesses in the same localities.

         6.15 ERISA COMPLIANCE.

                  (a) All pension plans governed by laws other than the laws of the United States have been funded in amounts at least equal to the present value of the probable liabilities of the Companies and their Subsidiaries thereunder.

                  (b) Except as set forth in SCHEDULE 6.15, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of the Companies, nothing has occurred which would cause the loss of such qualification. Spherion and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.


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                  (c) There are no pending or, to the best knowledge of the
         Companies, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

                  (d) (i) No ERISA Event has occurred within the last six (6) years or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability; (iii) neither Spherion nor any ERISA Affiliate has incurred within the last six (6) years, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) (iv) neither Spherion nor any ERISA Affiliate has incurred within the last six (6) years, or reasonably expects to incur, any liability (and no event has occurred within the last six (6) years which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither Spherion nor any ERISA Affiliate has engaged in a transaction that could be subject to
         Section 4069 or 4212(c) of ERISA.

         6.16 ENVIRONMENTAL MATTERS. Environmental Laws and Environmental Claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.17 REGULATED ENTITIES. None of such Company, any Person controlling such Company, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. Such Company is not subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code, or any other Federal, state or foreign statute or regulation limiting its ability to incur Indebtedness.

         6.18 NO BURDENSOME RESTRICTIONS. Neither such Company nor any of its Subsidiaries is a party to or bound by any Contractual Obligation, or subject to any restriction in any Organization Document, or any Requirement of Law, which could reasonably be expected to have a Material Adverse Effect.

         6.19 FULL DISCLOSURE. Neither this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of any Company or any Subsidiary in accordance with SECTION 5.1 (other than SECTION 5.1(vii)) or SECTION 5.2 contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such representation or statement contained therein not misleading in any material respect.

         6.20 IMMUNITY. The Companies and the Guarantors are generally subject to suit and none of them nor any of their properties or revenues enjoys any right of immunity from judicial proceedings.


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                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

         7.1 FINANCIAL INFORMATION, REPORTS, NOTICES, ETC. The Companies will furnish, or will cause to be furnished, to the Agent copies, with sufficient copies for the Banks, of the following financial statements, reports, notices and information:

                  (a) as soon as available and in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of Spherion, (x) the consolidated balance sheet of Spherion and its Subsidiaries, as of the end of such fiscal quarter and (x) related consolidated statements of profits and losses and cash flows of Spherion and its Subsidiaries, for such fiscal quarter and for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal quarter, such balance sheets and statements of profit and losses and cash flow to be prepared in accordance with GAAP in a manner consistent with past practices of Spherion, certified by a Responsible Officer of Spherion;

                  (b) as soon as available and in any event within 110 days after the end of each fiscal year of Spherion, a copy of the annual audit report for such fiscal year for Spherion and its Subsidiaries, including therein the consolidated balance sheet of Spherion and its Subsidiaries as of the end of such fiscal year and consolidated statements of profits and losses and cash flow of Spherion and its Subsidiaries for such fiscal year, certified without any Impermissible Qualification by Deloitte & Touche LLP or other internationally recognized independent public accountants, together with a certificate from such accountants to the effect that (i) the consolidated financial statements have been prepared in accordance with GAAP consistently applied and present fairly the financial condition and results of operations of Spherion and its Subsidiaries and (ii) in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

                  (c) together with the financial statements furnished under preceding clauses (a) and (b), a certificate substantially in the form of EXHIBIT B, as the same may be amended, modified or supplemented from time to time (the "Compliance Certificate"), signed by a Responsible Officer dated the date of such annual or such quarterly financial statement, as the case may be, to the effect that no Default or Event of Default has occurred and is continuing, or, if there is any such event, describing it and the steps, if any, being taken to cure it, and containing a computation of each of the financial ratios and restrictions contained in ARTICLE VIII;


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                  (d) promptly and in any event within 30 days after receiving such reports, copies of all management reports submitted to a Company by its independent public accountants in connection with each audit made by such accountants of the books of a Company or any Subsidiary;

                  (e) as soon as possible and in any event within five Business Days of any material change in its customary accounting practices, notice thereof and copies of all documentation relating thereto;

                  (f) as soon as such Company has become aware of the occurrence of each Default or Event of Default, a statement of a Responsible Officer of such Company setting forth details of such Default or Event of Default and the action which such Company has taken and proposes to take with respect thereto;

                  (g) as soon as (x) such Company has become aware of the occurrence of any known material adverse development with respect to any litigation, action, proceeding or labor controversy described in
         SECTION 6.5 or (y) the commencement of any known labor controversy, litigation, action or proceeding of the type described in SECTION 6.5, notice thereof and copies of all documentation relating thereto;

                  (h) as soon as possible and in any event within 10 days after the sending or filing thereof, copies of all reports which Spherion sends to any of its security holders, and all reports and registration statements which any Company or any of its Subsidiaries files with the Securities and Exchange Commission or any national (including any foreign) securities exchange;

                  (i) not later than 45 days after each fiscal year end an annual budget for the current fiscal year for Spherion and its Subsidiaries, on a consolidated basis, with respect to such fiscal year;

                  (j) immediately upon becoming aware of the occurrence of any of the following events affecting Spherion or any ERISA Affiliate, notice with respect to the occurrence of any of the following:

                           (i) an ERISA Event;

                           (ii) a material increase in the Unfunded Pension
                  Liability of any Pension Plan;

                           (iii) the adoption of, or the commencement of
                  contributions to, any Plan subject to Section 412 of the Code by such Company or any ERISA Affiliate; or


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                           (iv) the adoption of any amendment to a Plan subject
                  to Section 412 of the Code, if such amendment results in a material increase in contributions or Unfunded Pension Liability;

                  (k) immediately upon becoming aware of any other event or circumstance (but in no event more than 10 Business Days after such event or circumstance) which has had or is reasonably likely to have a Material Adverse Effect, notice thereof and copies of all documentation relating thereto;

                  (l) within 10 Business Days after the confirmed loss of any contracts with a vendor the sales under which contracts aggregate at least 10% of the revenues of Spherion and its Subsidiaries on a consolidated basis for the most recent four fiscal quarter period, notice thereof;

                  (m) promptly after the issuance of any guaranty in excess of $10,000,000 for the benefit of any Person, notice thereof and copies of all documentation relating thereto;

                  (n) such other information respecting the financial condition or operations of each Company or any of its Subsidiaries as any Bank through the Agent may from time to time reasonably request.

         7.2 COMPLIANCE WITH LAWS, ETC. Each Company will, and will cause each of its Subsidiaries to, comply in all material respects with applicable laws, rules, regulations and orders, such compliance to include (without limitation):

                  (a) subject to SECTION 8.6 and SECTION 8.7, the maintenance and preservation of its corporate existence and qualification as a foreign corporation where such qualification is appropriate and, as to qualification only, where the failure to be so qualified would have or be reasonably likely to have a Material Adverse Effect on such Person (for purposes of this SECTION 7.2(a), in the definition of "Material Adverse Effect" all references to any Company or any Subsidiary shall be deemed to refer solely to such Person); and

                  (b) the payment, before the same become delinquent, of all material taxes, assessments and governmental charges imposed upon it or upon its property the failure to pay or satisfy which could reasonably be expected to have a Material Adverse Effect, except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         7.3 MAINTENANCE OF PROPERTIES. Each Company will, and will cause each of its Subsidiaries to, maintain, preserve, protect and keep its properties in good repair, working order and condition, and make necessary and required repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times unless such Company determines in good faith that the continued maintenance of any of its properties is no


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longer economically desirable, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.4 INSURANCE. Each Company will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to its material properties and business (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon request of the Agent or any Bank, furnish to each Bank at reasonable intervals a certificate of a Responsible Officer of such Company setting forth the nature and extent of all insurance maintained by such Company and its Subsidiaries in accordance with this SECTION.

         7.5 BOOKS AND RECORDS. Each Company will, and will cause each of its Subsidiaries to, keep books and records which accurately reflect all of its business affairs and transactions, and permit the Agent and each Bank or any of their respective representatives to visit all of its offices during normal business hours, to discuss its and its Subsidiaries' financial matters with its officers and independent public accountants (and each Company hereby authorizes such independent public accountants to discuss such Company's and its Subsidiaries' financial matters with each Bank or its representatives whether or not any representative of such Company is present) and to examine (and photocopy extracts from) any of its books or other corporate records. Each Company shall pay any photocopy charges (or such Company shall provide photocopies) and any fees of such independent public accountants incurred in connection with the Agent's or any Bank's exercise of its rights pursuant to this SECTION.

         7.6 MAINTENANCE OF EXISTENCE, ETC. Subject to the provisions of SECTION 8.7, each Company will, and will cause each of its Subsidiaries to, conduct its business as it is conducted as of the Closing Date subject to changes in the ordinary course and do such things as are reasonably necessary to maintain, preserve, renew and keep in full force and effect its rights, privileges, licenses, patents, patent rights, copyrights, trademarks, trade names, franchises and other authority to the extent material and necessary for the conduct of its respective business in the ordinary course as conducted from time to time.

         7.7 ADDITIONAL SUPPORT DOCUMENTS. (a) Spherion will, and will cause each Subsidiary that is an Active Subsidiary and not a Foreign Subsidiary other than Spectrum, Enthusian Corporation, JobOptions, Inc. and Spherion Receivables (but only so long as Spherion Receivables engages in no business other than as an intermediary in a Permitted Receivable Securitization), whether on the Effective Date or thereafter to execute and deliver as promptly as practical but in any event within 45 days after (A) the creation or Acquisition of any such Subsidiary or (B) such Subsidiary ceasing to be an Inactive Subsidiary, a Guaranty, together with such resolutions, stock certificates, opinions of counsel, incumbency certificates and other documentation as the Agent may reasonably require.

         (b) Spherion will, and will cause each Subsidiary, to take such actions as are necessary or as the Agent may from time to time request to ensure that the Obligations are secured by a perfected Lien on 65% of each class of the capital stock of each Direct Foreign Subsidiary which is an Active Subsidiary (other than an Excluded Subsidiary) it being


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understood that within 45 days of the creation or Acquisition of any Direct
Foreign Subsidiary which is an Active Subsidiary or any Inactive Subsidiary which is a Direct Foreign Subsidiary becoming an Active Subsidiary, Spherion will, or will cause its Subsidiary, to execute and deliver a Pledge Agreement (in such form and substance satisfactory to the Agent) pledging such stock together with such resolutions, stock certificates, opinions of counsel, incumbency certificates and other documentation as the Agent may reasonably require.

         (c) Spherion shall deliver to the Agent and the Banks a revised
SCHEDULE 6.13 showing the addition of such Subsidiaries, and such revised Schedule shall replace the existing Schedule and shall be deemed to have become a part of this Agreement.

         (d) Spherion shall cause to be delivered to the Agent such other documents as may be reasonably requested by the Agent from time to time with respect to the Support Documents, including without limitation such documents as may be necessary to continue the liens in property pledged in favor of the Agent in connection with the transactions contemplated hereby.

         7.8 COMPLIANCE WITH ERISA. Each Company will, and will cause each of its ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; and (c) make all required contributions to any Plan subject to Section 412 of the Code, if the failure to do any or all of the foregoing could reasonably be expected to have a Material Adverse Effect.

         7.9 RELEASE OF PLEDGE OR GUARANTY. In connection with any merger or consolidation transaction permitted under SECTION 8.6 and in which transaction any Person whose equity interests have been pledged to the Agent pursuant to any Support Document shall not be the survivor thereof, upon the written request to the Agent by, and at the expense of, the Companies, the Agent shall take such action as shall be necessary, without impairing any remaining rights under the Loan Documents, to release such equity interests from such pledge under the applicable Support Documents; provided, however, that substantially simultaneously with such release the Agent shall receive such Support Documents and related share certificates, evidences of registration of lien, opinions and other items as the Agent may reasonably require conferring upon the Agent (or providing assurances as to) a perfected lien (of substantially equivalent or higher priority as the released lien) in the equity interests (other than directors' qualifying shares) of such resulting or surviving entity. In the event of any merger or consolidation permitted under SECTION 8.6 or sale of all ownership interest in any Subsidiary which is permitted hereunder, the Agent shall be entitled to release the Guaranty of such Guarantor without the consent of the Banks.


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                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         So long as any Bank shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, or any Letter of Credit shall remain outstanding, unless the Required Banks waive compliance in writing:

         8.1 BUSINESS ACTIVITIES. Each Company will not, and will not permit any of its Subsidiaries to, engage in any business activity, except the fields of enterprise presently being conducted subject to changes in the ordinary course, and such activities as may be incidental or related thereto.

         8.2 LIENS.

                  (a) NEGATIVE PLEDGE. Each Company will not, and will not permit any Subsidiary to, cause or permit, or agree or consent to cause or permit in the future (upon the happening of a contingency or otherwise), any of their respective Property whether now owned or hereafter acquired, to be subject to a Lien except the following (none of which (except as expressly permitted under the Pledge Agreements) shall be permitted to exist in respect of any collateral pledged to the Agent under any of the Loan Documents):

                           (i) Liens for taxes, assessments or governmental
                  charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                           (ii) Liens imposed by law, such as carriers',
                  warehousemen's, materialmen's and mechanics liens and other similar liens arising in the ordinary course of business which secure payment of obligations not more than 60 days past due;

                           (iii) Liens arising out of pledges or deposits under
                  worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation;

                           (iv) Utility easements, building restrictions and
                  such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of Spherion or the Subsidiaries;

                           (v) Liens arising under one or more Pledge
                  Agreements;


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                           (vi) Other Liens securing Indebtedness not exceeding
                  an aggregate amount of $40,000,000.

                  (b) FINANCING STATEMENTS. Each Company will not, and will not permit any Subsidiary to, sign or file a financing statement under the Uniform Commercial Code of any jurisdiction that names such Company or such Subsidiary as debtor, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, except, in any such case, a financing statement filed or to be filed to perfect or protect a security interest that such Company or such Subsidiary is entitled to create, assume or incur, or permit to exist, under the foregoing provisions of this SECTION 8.2, or to evidence for informational purposes a lessor's interest in Property leased to such Company or any such Subsidiary.

         8.3 FINANCIAL CONDITION. Spherion will not permit:

                           (i) As at the end of any fiscal quarter ending on or
                  after the Effective Date, for the four fiscal quarters then ending, the Consolidated Interest Coverage Ratio to be less than 3.50 to 1.00.

                           (ii) At any time on or after the Effective Date, the
                  Consolidated Net Worth of Spherion and its Subsidiaries (excluding in all events any losses) to be less than $1,056,488,000 plus (A) 50% of the quarterly Consolidated Net Income of Spherion and its Subsidiaries (if positive) for each fiscal quarter ending after January 1, 2001 (on a cumulative basis) plus (B) 100% of net proceeds of equity interests issued by Spherion after the Effective Date, MINUS 80% of the amount spent by the Borrower during its fiscal year 2001 pursuant to SECTION 8.5(c).

                           (iii) The Consolidated Total Leverage Ratio as at the
                  end of any fiscal quarter ending on or after the Effective Date for the four fiscal quarters then ending to exceed 3.00 to 1.00.

                           (iv) In determining the Consolidated EBITDA,
                  Consolidated Interest Expense, Consolidated Net Income, Consolidated Net Worth, Total Indebtedness, Consolidated Interest Coverage Ratio and the Consolidated Total Leverage Ratio, all results of operations of Michael Page and its Subsidiaries and all Indebtedness attributed thereto (including, without limitation, all Indebtedness discharged with the proceeds of the Michael Page IPO) shall be excluded.

         8.4 INVESTMENTS. Each Company will not, and will not permit any of its Subsidiaries to, make, incur, assume or suffer to exist any Investment in any other Person, except, subject to the provisions of SECTION 7.7:

                  (a) Investments existing on the Effective Date and identified in SCHEDULE 8.4(a);

                  (b) Cash Equivalent Investments;


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                  (c) so long as such Company demonstrates, in writing,
         compliance with clause (h) below, Investments by such Company or any of its Subsidiaries by way of acquisitions of an entity or entities or assets of an entity or entities, within such Company's line of business; provided, that the (i) Acquisition Price of an Acquisition may not exceed 5% of Consolidated Net Worth without the prior written consent of the Required Banks, and (ii) the consideration for an Acquisition, other than cash and deferred cash payments (notes or securities other than common equity securities), may not exceed 25% of Consolidated Net Worth at the time of the Acquisition without the prior written consent of the Required Banks, and no Acquisition through a stock purchase may be made unless approved by the acquired entity's Board of Directors or similar governing body; for the purposes of this clause (c) "Acquisition Price" shall equal the cash paid to the seller plus all notes or securities (other than common equity securities of Spherion) received by or delivered to the seller in connection with such Acquisition;

                  (d) Investments in the capital stock of Active Subsidiaries (including Atrium (U.S.-B) LLC); provided that after giving effect thereto Spherion is in compliance with SECTION 7.7;

                  (e) loans and advances to any Active Subsidiary; provided that the aggregate amount of all loans and advances by Spherion and its Subsidiaries other than Foreign Subsidiaries to Foreign Subsidiaries shall not at any time exceed a Dollar Equivalent amount equal to 10% of Consolidated Net Worth, excluding any Investments occurring pursuant to the Financing Transaction;

                  (f) Investments by Spherion in Excluded Subsidiaries at any time; provided that, after giving effect to such Investments, (i) Spectrum's total assets are less than 5% of Consolidated Net Worth and
         (ii) Investments in all Excluded Subsidiaries, other than Spectrum, shall not exceed $25,000,000;

                  (g) in addition to the Investments permitted under the foregoing clauses (a) through (f), Investments in Affiliates, licensees and franchisees; provided, however, that the aggregate amount of all Investments permitted solely by this clause does not at any time exceed 5% of Consolidated Net Worth (it being understood that any such Investment which passes through more than one entity shall be counted only once in determining compliance herewith);

                  (h) no Investment otherwise permitted by clause (c) shall be permitted to be made if, immediately before or after giving effect thereto, any Default or Event of Default shall have occurred and be continuing. In determining whether or not a Default or Event of Default would occur, the calculations set forth in SECTION 8.3 shall be made on a pro forma basis, as of the end of the last fiscal quarter prior thereto, as if the Investment had been made prior to the period of any such calculations; and

                  (i) Investments permitted under SECTION 8.6.


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         8.5 RESTRICTED PAYMENTS, ETC. On and at all times after the date hereof, Spherion will not, and will not permit any of its Subsidiaries to, declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of Spherion or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of Spherion (other than dividends or distributions payable in its common stock or warrants to purchase its common stock or splitups or reclassifications of its stock into additional or other shares of its common stock), or apply, or permit any of its Subsidiaries to apply, any of its funds, property or assets to the purchase, redemption, sinking fund or other retirement of, or agree or permit any of its Subsidiaries to purchase or redeem, any shares of any class of capital stock (now or hereafter outstanding) of Spherion, or warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of Spherion.

         Notwithstanding the foregoing and so long as there shall not exist an Event of Default which is continuing,

                  (a) Spherion may declare and pay dividends with respect to any fiscal year in an amount not to exceed 10% of Consolidated Net Income for such fiscal year;

                  (b) any wholly owned (other than with respect to directors' qualifying shares) Subsidiary of Spherion may pay dividends or other distributions to Spherion or any other such wholly owned Subsidiary of Spherion;

                  (c) Spherion may purchase or redeem or make open market purchases of any class of capital stock in any fiscal year at an aggregate cost not to exceed (i) $300,000,000 during its fiscal year 2001 and (ii) 5% of Consolidated Net Worth as at the end of any fiscal year thereafter; and

                  (d) Spherion or a Subsidiary may purchase and repurchase certificates of membership interest in Atrium (U.S.-B) LLC, a Subsidiary, as provided in the Financing Transaction.

         8.6 CONSOLIDATION MERGER, ETC. Except as permitted by SECTION 8.4(c), each Company will not, and will not permit any of its Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or (except as permitted by SECTION 8.4(c)) purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof) except:

                  (a) any Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, such Company or any Subsidiary, and the assets or stock of any Subsidiary may be purchased or otherwise acquired by such Company or any Subsidiary; provided, however, that (i) Agent shall have received at least 15 days' prior written notice thereof and (ii) the applicable requirements of SECTION 7.7 shall have been complied with in connection with such transaction and the Agent shall have first received such additional documents as necessary, in the opinion of the Agent, to ensure that the Banks continue to have a first priority perfected security interest in any property pledged in their favor as


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         contemplated under the Support Documents and to otherwise protect the interests of the Banks; and

                  (b) such Company or any Subsidiary may merge with any other Person if (i) no Default or Event of Default has occurred or would occur after giving effect thereto, (ii) the general nature of its business is not changed and (iii) the surviving entity is a Company (in the case of a merger involving a Company) or a Subsidiary or an entity which is wholly-owned by a wholly-owned Subsidiary (in the case of a merger involving a Subsidiary); provided, however, that (i) Agent shall have received at least 15 days' prior written notice thereof and (ii) Companies shall have complied with the applicable requirements of
         SECTION 7.7 in connection with such transaction and the Agent shall have first received such additional documents as necessary, in the opinion of the Agent, to ensure that the Banks continue to have a first priority perfected security interest in any property pledged in their favor as contemplated under the Support Documents and to otherwise protect the interests of the Banks.

         8.7 ASSET DISPOSITIONS, ETC. Each Company will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person, unless:

                  (a) such sale, transfer, lease, contribution or conveyance is in the ordinary course of its business or is permitted by SECTION 8.6 or is the sale of accounts receivable in connection with a Permitted Receivables Securitization;

                  (b) the net book value of such assets which are sold other than those sold, transferred, leased, contributed or conveyed in the ordinary course of business by Spherion and its Subsidiaries since the Closing Date or permitted pursuant to SECTION 8.7(a) does not exceed in the aggregate $75,000,000; and

                  (c) such assets are not responsible for more than 15% of consolidated revenues of Spherion and its Subsidiaries for the four fiscal quarter period ending during the fiscal quarter in which such sale, lease or transfer occurs.

         8.8 TRANSACTIONS WITH AFFILIATES. Each Company will not, and will not permit any of its Subsidiaries to, enter into, or cause, suffer or permit to exist, any arrangement or contract with any of its Affiliates that is not a Guarantor unless such arrangement or contract is fair and equitable to such Company or such Subsidiary and is an arrangement or contract of the kind which would be entered into by a prudent Person in the position of such Company or such Subsidiary with a Person that is not one of its Affiliates.

         8.9 NEGATIVE PLEDGES, RESTRICTIVE AGREEMENTS, ETC. Each Company will not, and will not permit any of its Subsidiaries to, enter into any agreement (excluding (A) this Agreement, (B) any other Loan Document, (C) the agreements giving rise to a Permitted Receivables Securitization (with respect to restrictions on the creation of Liens on accounts receivable transferred in such Permitted Receivables Securitization only), (D) other Indebtedness permitted


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under SECTION 8.12 (with respect to restrictions on the creation of Liens on property, plant and equipment acquired with the proceeds of such Property) and
(E) those described on SCHEDULE 8.9) prohibiting:

                  (a) the creation or assumption of any Lien upon its properties, revenues or assets, whether now owned or hereafter acquired, or the ability of such Company or any Subsidiary to amend or otherwise modify this Agreement or any other Loan Document; or

                  (b) the ability of any Subsidiary to make any payments, directly or indirectly, to such Company by way of dividends, advances, repayments of loans or advances, reimbursements of management and other intercompany charges, expenses and accruals or other returns on investments, or any other agreement or arrangement which restricts the ability of any such Subsidiary to make any payment, directly or indirectly, to such Company.

         8.10 SUBSIDIARIES' VOTING SHARE. Each Company will not (a) permit any of its Subsidiaries to issue voting shares to anyone other than such Company or another wholly-owned Subsidiary, or (b) permit any of its wholly-owned Subsidiaries to sell, transfer or otherwise dispose of the voting shares of any Subsidiaries to any Person other than such Company or another of its wholly-owned Subsidiaries, except (i) as such events may occur under the Financing Transaction and (ii) Enthusian Corporation may issue an aggregate of up to 15% of its outstanding capital stock to Accenture LLC.

         8.11 ERISA. Spherion shall not, and shall not suffer or permit any of its ERISA Affiliates to: (a) engage in a prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in liability of such Company in an aggregate amount in excess of $5,000,000; or (b) engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

         8.12 LIMITATION ON INDEBTEDNESS. The Companies shall not, and shall not permit any of their Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except:

                  (a) Indebtedness incurred pursuant to this Agreement;

                  (b) Indebtedness existing on the date hereof and set forth in
         SCHEDULE 8.12, including any renewals or replacements on substantially similar terms;

                  (c) Indebtedness arising in connection with Permitted Receivables Securitizations;

                  (d) Subordinated Indebtedness; and

                  (e) Additional Indebtedness of the Companies and the Subsidiaries not to exceed an outstanding amount of $100,000,000; PROVIDED, that the amount of such


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         outstanding Indebtedness incurred by Subsidiaries that are not
         Guarantors shall not at any time exceed $50,000,000.

         8.13 CHANGE FISCAL YEAR. The Companies shall not change their fiscal year.

         8.14 SUBORDINATED INDEBTEDNESS. Spherion shall not, and shall not permit any Subsidiary to, purchase, repay or redeem any Subordinated Indebtedness other than in accordance with its terms and then only so long as no Default or Event of Default shall exist both before and after giving effect to such payment; PROVIDED, HOWEVER, that Spherion may, prior to the conversion of the Convertible Notes to common stock of Spherion, purchase or redeem during each fiscal year during the term of this Agreement up to a principal amount of its 4.5% Subordinated Convertible Notes due 2005 (the "Convertible Notes") not exceeding in the aggregate 10% of Consolidated Net Worth determined as of the end of each such fiscal year, so long as (i) after giving effect to any such redemption or repurchase there shall be available for borrowing pursuant to
SECTION 2.1 not less than $50,000,000, (ii) no Default or Event of Default exists before giving effect to such purchase or redemption and (iii) Spherion shall have furnished to the Agent a Compliance Certificate as of the most recent fiscal quarter end demonstrating that after giving effect to such purchase or redemption no Default or Event of Default exists.

         8.15 UNWINDING OF FINANCING TRANSACTION. Notwithstanding any provisions hereof or any of the other Loan Documents to the contrary, the Companies shall be permitted to, and to cause their Subsidiaries to, take such action as may be necessary to terminate the Financing Transaction (including, without limitation, make advances of credit to, and investments of capital in, one or more direct and indirect Subsidiaries, and cause or permit the repayment and/or return thereof), and the effect thereof shall not be taken into effect in determining compliance by the Companies, or any of them, with any of the provisions hereof, other than SECTION 7.7 to the extent any party to the Financing Transaction is no longer prohibited from complying with SECTION 7.7.


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                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1 EVENTS OF DEFAULT. Any of the following shall constitute an "Event of Default":

                  (a) NON-PAYMENT. Any Company fails to make, (i) when and as required to be made herein, payments of any amount of principal of any Loan or any L/C Borrowing (including without limitation any cash collateral deposits with respect thereto), or (ii) within five days after the same becomes due, payment of any amount of interest, fees or any other amount payable hereunder or under any other Loan Document; provided that any interest, fees or other amounts which are not paid on the due date shall bear interest at the Base Rate plus 2% per annum after such due date; or

                  (b) REPRESENTATION OR WARRANTY. Any representation or warranty by any Company or any Subsidiary made or deemed made herein or in any other Loan Document, or which is contained in any certificate, document or financial or other statement by any Company, any Subsidiary, or any Responsible Officer of any Company, furnished at any time under this Agreement, or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

                  (c) SPECIFIC DEFAULTS. Any Company fails to perform or observe any term, covenant or agreement contained in any of SECTION 7.1(f), 7.1(j) OR 7.7 or in ARTICLE VIII; or

                  (d) OTHER DEFAULTS. Any Company or any Subsidiary party thereto fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document, and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) the date upon which written notice thereof is given to each Company by the Agent or any Bank and (ii) the date any of the Companies becomes aware thereof; or

                  (e) CROSS-DEFAULT. (i) Any Company or any Subsidiary (A) fails to make any payment in respect of any Indebtedness or Contingent Obligations having an aggregate principal amount (including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than $10,000,000 when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) other than a default under any of the agreements entered into among Spherion and its Subsidiaries under the Financing Transaction but including a default under the Financing and Interest Purchase Agreement between Spherion and Bank of America National Trust and Savings Association; or (B) fails to perform or observe any other condition or covenant, or any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness or Contingent Obligation, if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause such Indebtedness to be


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         declared to be due and payable prior to its stated maturity, or such
         Contingent Obligation to become payable or cash collateral in respect thereof to be demanded; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (1) any event of default under such Swap Contract as to which any Company or any Subsidiary is the Defaulting Party (as defined in such Swap Contract) or (2) any Termination Event (as so defined) as to which any Company or any Subsidiary is an Affected Party (as so defined), and, in either event, the Swap Termination Value owed by such Company or such Subsidiary as a result thereof is greater than $10,000,000; or

                  (f) INSOLVENCY; VOLUNTARY PROCEEDINGS. Any Company or any Guarantor (i) is unable to pay its debts as they fall due, ceases or fails to be solvent, or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) voluntarily ceases to conduct its business in the ordinary course (except as permitted under SECTION 8.6); (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

                  (g) INVOLUNTARY PROCEEDINGS. (i) Any involuntary Insolvency Proceeding is commenced or filed against any Company or any Guarantor, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a material part of any Company's or any Guarantor's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy; (ii) any Company or any Guarantor admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order) is ordered in any Insolvency Proceeding; or (iii) any Company or any Guarantor acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, mortgagee in possession (or agent therefor), or other similar Person for itself or a material portion of its property or business; or

                  (h) MONETARY JUDGMENTS. One or more non-interlocutory judgments, non-interlocutory orders, decrees or arbitration awards is entered against any Company or any Guarantor involving in the aggregate a liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related series of transactions, incidents or conditions, of $10,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof; or

                  (i) NON-MONETARY JUDGMENTS. Any non-monetary judgment, order or decree is entered against a Company or any Subsidiary which does or would reasonably be expected to have a Material Adverse Effect, and there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

                  (j) CHANGE OF CONTROL. There occurs any Change of Control; or


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                  (k) GUARANTOR/PLEDGOR DEFAULTS. (i) Any Guarantor, or any
         Company or Subsidiary party to a Pledge Agreement, fails in any material respect to perform or observe any term, covenant or agreement in its Guaranty or Pledge Agreement; or (ii) any Guaranty or Pledge Agreement is for any reason partially (including with respect to future advances) or wholly revoked or invalidated, or otherwise ceases to be in full force and effect; or

                  (l) ERISA. (i) An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of a Company under Title IV of ERISA to such Pension Plan, such Multiemployer Plan or the PBGC in an aggregate amount in excess of $1,000,000; (ii) the aggregate amount of Unfunded Pension Liability among all Pension Plans at any time exceeds $1,000,000; or (iii) any Company or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of $1,000,000.

         9.2 REMEDIES. If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Required Banks,

                  (a) declare the commitments of each Bank to make Loans and any obligation of any Issuing Bank to Issue Letters of Credit to be terminated, whereupon such commitments shall be terminated;

                  (b) declare an amount equal to the maximum aggregate amount that is or at any time thereafter may become available for payment under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each Company;

                  (c) apply any cash or deposit account balances that were used by the Companies to Cash Collateralize any Letters of Credit that the Agent would otherwise be required to return to the Companies pursuant to SECTION 3.7 to any outstanding Obligations; and

                  (d) exercise on behalf of itself and the Banks all rights and remedies available to it and the Banks under the Loan Documents or applicable law;

provided, however, that upon the occurrence of any event specified in subsection
(f) or (g) of SECTION 9.1 (in the case of clause (i) of subsection (g) upon the expiration of the 60-day period mentioned therein), the obligation of each Bank to make Loans and any obligation of the Issuing


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Bank to Issue Letters of Credit shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable without further act of the Agent, the Issuing Bank or any Bank and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Companies; and provided, further, that after any obligations with respect to any undrawn Letter of Credit shall have been accelerated under clause (b) and if such accelerated amount has been paid, the Banks shall return to the Companies within 10 days after the expiration of such Letter of Credit, any amount not drawn thereunder so long as no Obligations shall be due and payable.

         9.3 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.


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                                    ARTICLE X

                                    THE AGENT

         10.1 APPOINTMENT, POWERS AND IMMUNITIES. (a) Each Bank hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in SECTION 10.5 and the first sentence of SECTION 10.6 hereof shall include its Affiliates and its own and its Affiliates' officers, directors, employees, and agents):

                  (i) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Bank;

                  (ii) shall not be responsible to the Banks for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Company or Guarantor or any other Person to perform any of its obligations thereunder;

                  (iii) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Company or Guarantor or the satisfaction of any condition or to inspect the property (including the books and records) of any Company or Guarantor or any of its Subsidiaries or Affiliates;

                  (iv) except as set forth in SECTION 10.3, shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

                  (v) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care; provided, that nothing contained herein shall relieve such agents and attorneys-in-fact for its or their gross negligence or willful misconduct. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Bank or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Loan Documents with reference to the Agent is not intended to connote any fiduciary or other implied


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(or express) obligations arising under agency doctrine of any applicable law.
Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) The Issuing Bank shall act on behalf of the Banks with respect to any Letters of Credit Issued by it and the documents associated therewith until such time and except for so long as the Agent may agree at the request of the Required Banks to act for such Issuing Bank with respect thereto; provided, however, that the Issuing Bank shall have all of the benefits and immunities, including without limitation the right to resign under SECTION 10.7, (i) provided to the Agent in this ARTICLE X with respect to any acts taken or omissions suffered by the Issuing Bank in connection with Letters of Credit Issued by it or proposed to be Issued by it and the Application and Agreements for Letters of Credit pertaining to the Letters of Credit as fully as if the term "Agent" as used in this ARTICLE X, included the Issuing Bank with respect to such acts or omissions, and (ii) as additionally provided in this Agreement with respect to the Issuing Bank.

         10.2 RELIANCE BY AGENT. Each Agent-Related Person shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Company or Guarantor), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an Assignment and Acceptance executed in accordance with SECTION 11.8 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Banks, and such instructions shall be binding on all of the Banks; provided, however, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking any such action.

         10.3 DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Bank or a Company specifying such Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Banks. The Agent shall (subject to SECTION 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Banks, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks.

         10.4 RIGHTS AS BANK. With respect to its Revolving Commitment and 364 Day Loan Commitment and the Loans made by it and Letters of Credit issued by it, Bank of America (and any successor acting as Agent) in its capacity as a Bank hereunder shall have the same rights and


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powers hereunder as any other Bank and may exercise the same as though it were not acting as the Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Company or Guarantor or any of its Subsidiaries or Affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its Affiliates may accept fees and other consideration from any Company or Guarantor or any of its Subsidiaries or Affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Banks.

         10.5 INDEMNIFICATION. The Banks agree to indemnify the Agent-Related Persons (to the extent not reimbursed under SECTION 11.4 hereof, but without limiting the obligations of the Companies under such SECTION) ratably in accordance with their respective Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent-Related Persons (including by any Bank) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent-Related Persons under any Loan Document; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent-Related Person to be indemnified. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or expenses payable by the Companies under SECTION 11.4, to the extent that the Agent is not promptly reimbursed for such costs and expenses by the Companies. The agreements contained in this SECTION 10.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement.

         10.6 NON-RELIANCE ON AGENT AND OTHER BANKS. Each Bank agrees that it has, independently and without reliance on the Agent or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Companies and Guarantors and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Banks by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition, or business of any Company or Guarantor or any of its Subsidiaries or Affiliates that may come into the possession of the Agent or any of its Affiliates.

         10.7 SUCCESSOR AGENT AND SUCCESSOR ISSUING BANK AND SWING LINE BANK. Either the Agent, the Swing Line Bank or the Issuing Bank, respectively, may resign as Agent, Swing Line Bank or Issuing Bank upon 30 days' notice to the Banks, provided, however, that the Swing Line Bank may resign as Swing Line Bank only if it assigns all of its Loans and Commitments pursuant to SECTION 11.8(a). If the Agent, the Swing Line Bank or Issuing Bank resigns under this Agreement, the Required Banks shall appoint from among the Banks a successor agent for


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the Banks, or successor swing line bank or successor issuing bank, respectively.
The appointment of a successor agent, swing line bank or issuing bank shall be subject to the consent of the Companies which shall not be unreasonably withheld. If no successor agent, successor swing line bank or successor issuing bank is appointed prior to the effective date of the resignation of the Agent, the Swing Line Bank or the Issuing Bank respectively, the Agent, the Swing Line Bank or the Issuing Bank may appoint, after consulting with the Banks and the Companies, a successor agent or successor swing line bank or successor issuing bank, as the case may be, from among the Banks, subject to such Bank's acceptance of such appointment. Upon the acceptance of its appointment as successor agent or successor swing line bank or successor issuing bank hereunder, such successor agent or successor swing line bank or successor issuing bank, respectively, shall succeed to all the rights, powers and duties of the retiring Agent, retiring Swing Line Bank or the retiring Issuing Bank and the term "Agent", "Swing Line Bank" or "Issuing Bank" shall mean such successor agent or successor swing line bank or successor issuing bank and the retiring Agent's or retiring Swing Line Bank's or the retiring Issuing Bank's appointment, powers and duties as Agent or Swing Line Bank or Issuing Bank shall be terminated. After any retiring Agent's or retiring Swing Line Bank's or retiring Issuing Bank's resignation hereunder as Agent or Swing Line Bank or Issuing Bank, the provisions of this ARTICLE X and SECTIONS 11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent or Swing Line Bank or Issuing Bank under this Agreement. If no successor agent or successor swing line bank or successor issuing bank has accepted appointment as Agent or Swing Line Bank or Issuing Bank by the date which is 30 days following a retiring Agent's or retiring Swing Line Bank's or retiring Issuing Bank's notice of resignation, the retiring Agent's or retiring Swing Line Bank's or retiring Issuing Bank's resignation shall nevertheless thereupon become effective and the Banks shall perform all of the duties of the Agent or Swing Line Bank or Issuing Bank hereunder until such time, if any, as the Required Banks appoint a successor agent or successor swing line bank or successor issuing bank as provided for above.

         Each resigning Issuing Bank shall retain all the rights and obligations of the Issuing Bank hereunder with respect to all Letters of Credit issued by it outstanding as of the effective date of its resignation as Issuing Bank and all L/C Obligations with respect thereto (including the right to require the Banks to make Base Rate Loans or fund participations in LC Borrowings pursuant to
SECTION 3.3(b)). If any resigning Swing Line Bank terminates the Swing Line, it shall retain all the rights of the Swing Line Lender provided for hereunder with respect to Swing Line Loans made by it and outstanding as of the effective date of such termination, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swing Line Loans pursuant to
SECTION 2.19(c).

         10.8 SECURITY TRUSTEE. The Agent shall be the "Security Trustee" under any of those Pledge Agreements which are expressed to be governed by English law and shall accept without investigation, requisition or objection such title as any person may have to the assets which are subject to the English Pledge Agreements and shall not (a) be bound or concerned to examine or inquire into the title of any person; (b) be liable for any defect or failure in the title of any person, whether such defect or failure was known to it or might have been discovered upon examination or inquiry and whether capable of remedy or not; (c) be liable for any failure on its part to give


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notice of such Pledge Agreement to any third party or otherwise perfect or register the security created by such Pledge Agreement.

         The Security Trustee shall hold the benefit of the English Pledge Agreements upon trust for itself, the Banks and the Agent. Upon the appointment of any successor Security Trustee, the resigning Security Trustee shall execute and deliver such documents and do such other acts and things as may be necessary to vest in the successor Security Trustee all the rights, title and interests vested in the resigning Security Trustee.

         10.9 DUTCH PLEDGE AGREEMENTS. Without prejudice to any of the other provisions of this Agreement or any of the other Loan Documents and solely for the purpose of ensuring and preserving the validity and continuity of the Pledge Agreements to be governed by Dutch law ("Dutch Pledge Agreements"), Spherion and the Companies hereby irrevocably and unconditionally acknowledge and agree with the Banks, that the Agent shall, by way of joint and several creditorship, in its own right be entitled to and be creditor of the Obligations. Spherion, the Companies, the Banks and the Agent agree and acknowledge that the Agent is entitled to collect and enforce any and all rights under the Dutch Pledge Agreements in respect of the Obligations and it is further agreed among the parties that the security granted by means of execution of the Dutch Pledge Agreements to the Agent, is granted to the Agent in its capacity as joint and several creditor of the Obligations.

         10.10 DOCUMENTATION AGENT AND SYNDICATION AGENT. None of the Banks identified in this Agreement or any other Loan Document as the "Documentation Agent" or "Syndication Agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Banks as such. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks so identified in deciding to enter into this Agreement or any other Loan Document or in taking or refraining from taking any action hereunder or thereunder or pursuant hereto or thereto.


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                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1 AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Company or any applicable Subsidiary therefrom, shall be effective unless the same shall be in writing and signed by the Required Banks (or by the Agent at the written request of the Required Banks) and each Company and delivered to the Agent, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Banks and each Company and delivered to the Agent, do any of the following:

         (a) increase or extend the Commitment of any Bank (or reinstate any Commitment terminated pursuant to SECTION 9.2) or the aggregate amount of Loans which may be made under this Agreement;

         (b) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Banks (or any of them) hereunder or under any other Loan Document;

         (c) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the proviso below) any fees or other amounts payable hereunder or under any other Loan Document;

         (d) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Banks or any of them to take any action hereunder;

         (e) amend this SECTION, or SECTION 2.16, or any provision herein providing for consent or other action by all Banks; or

         (f) release any party to a Guaranty or, except as expressly provided for herein, release any collateral for any obligations arising under the Loan Documents;

and, provided further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Issuing Bank in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Issuing Bank under this Agreement or any L/C-Related Document relating to any Letter of Credit Issued or to be Issued by it, (ii) no amendment, waiver or consent shall, unless in writing and signed by the Agent in addition to the Required Banks or all the Banks, as the case may be, affect the rights or duties of the Agent under this Agreement or any other Loan Document or (iii) the Fee Letters may be amended, or rights or privileges thereunder waived, in a writing executed by the parties thereto.


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         11.2 NOTICES.

         (a) All notices, requests, consents, approvals, waivers and other communications may be in writing or oral if confirmed in writing (which includes confirmation by facsimile) at the address or number specified in SCHEDULE 11.2.

         (b) All such notices, requests and communications shall, when sent by overnight delivery, or transmitted by facsimile, be effective when delivered to the recipient or transmitted in legible form by facsimile machine, respectively, or if mailed, upon the third Business Day after the date deposited into the U.S. mail, or if hand delivered, upon delivery; except that notices pursuant to
ARTICLE II, ARTICLE III or ARTICLE X to the Agent shall not be effective until actually received by the Agent, and notices pursuant to ARTICLE III to the Issuing Bank shall not be effective until actually received by the Issuing Bank at the address specified for the "Issuing Bank" on SCHEDULE 11.2.

         (c) Any agreement of the Agent and the Banks herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Companies. The Agent and the Banks shall be entitled to rely on the authority of any Person purporting to be a Person authorized by a Company to give such notice and the Agent and the Banks shall not have any liability to a Company or other Person on account of any action taken or not taken by the Agent or the Banks in reliance upon such telephonic or facsimile notice. The obligation of the Companies to repay the Loans and L/C Obligations shall not be affected in any way or to any extent by any failure by the Agent and the Banks to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Banks of a confirmation which is at variance with the terms reasonably understood by the Agent and the Banks to be contained in the telephonic or facsimile notice.

         11.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Agent or any Bank, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         11.4 COSTS AND EXPENSES. The Companies shall:

         (a) whether or not the transactions contemplated hereby are consummated, pay or reimburse Bank of America (including in its capacity as Agent and Issuing Bank) and the Arranger for all reasonable costs and expenses incurred by Bank of America (including in its capacity as Agent and Issuing
Bank) and the Arranger in connection with the development, preparation, delivery, and execution of, and any amendment, supplement, waiver or modification to (in each case, whether or not consummated but only if requested or caused by a Company or a Subsidiary), this Agreement, any other Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including reasonable Attorney Costs incurred by Bank of America (including in its capacity as Agent and Issuing Bank) and the Arranger with respect thereto such Attorney Costs


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of the Agent's counsel, Smith Helms Mulliss & Moore, L.L.P., to be limited as set forth in a letter between the Agent and Spherion; and

         (b) pay or reimburse the Agent, the Arranger and each Bank within thirty days after invoice for all reasonable costs and expenses (including Attorney Costs) incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         The agreements in this SECTION shall survive payment of all other Obligations.

         11.5 COMPANY INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Companies shall indemnify, defend and hold harmless the Agent-Related Persons, and each Bank and each of its respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever (other than expenses described in SECTION 11.4 whether or not required to be reimbursed thereunder) which may at any time (including at any time following repayment of the Loans and the termination of the Letters of Credit and the termination, resignation or replacement of the Agent or replacement of any Bank) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein, or the transactions contemplated hereby or thereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans or Letters of Credit or the use of the proceeds thereof, or related to any Offshore Currency transactions entered into in connection herewith, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Companies shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the bad faith, gross negligence or willful misconduct of such Indemnified Person or arising from disputes solely between any Indemnified Persons; and provided further the Companies shall have no obligations with respect to tax liabilities, funding costs or capital costs of any Indemnified Person except as set forth in this Agreement. The agreements in this SECTION shall survive payment of all other Obligations. The Companies agree that they shall not enter into any settlement with respect to any Indemnified Liabilities without the consent of the Indemnified Person unless such settlement (i) does not result in any liability or admission of wrong doing by the Indemnified Person and (ii) results in total and complete release of all claims against such Indemnified Person.

         At the election of any Indemnified Person, the Companies shall defend such Indemnified Person using legal counsel mutually acceptable to the Companies, the Agent, the Required Banks and such Indemnified Person, at the sole cost and expense of the Companies. All amounts owing under this SECTION shall be paid within 30 days after demand.


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         11.6 MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor the Banks
shall be under any obligation to marshall any assets in favor of any Company or any other Person or against or in payment of any or all of the Obligations. To the extent that a Company makes a payment to the Agent or the Banks, or the Agent or the Banks exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Agent or such Bank in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred, and (b) each Bank severally agrees (to the extent it shall have shared in any such recovery) to pay to the Agent upon demand its pro rata share of any amount so recovered from or repaid by the Agent.

         11.7 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Companies may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of the Agent and each Bank.

         11.8 ASSIGNMENTS, PARTICIPATIONS, ETC.

         (a) Any Bank may, with the written consent of Spherion (at all times other than during the existence of an Event of Default) and the Agent and the Issuing Bank, which consents shall not be unreasonably withheld (provided that the withholding of consent by reason of any proposed assignment resulting in the incurrence by the Companies of increased costs under ARTICLE IV shall not be deemed to be unreasonable and the withholding of consent by the Borrower of an assignment to an Approved Fund for any reason shall not be deemed unreasonable), at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Companies, the Agent or the Issuing Bank shall be required in connection with any assignment and delegation by a Bank to (i) an Eligible Assignee that is an Affiliate of such Bank and (ii) a Bank) (each an "Assignee") all, or any part of all, of the Loans, the Commitment, the L/C Commitment, the L/C Obligations, Swing Line Participations and the other rights and obligations of such Bank hereunder, in a minimum aggregate amount of $5,000,000; provided, however, that each Company and the Agent may continue to deal solely and directly with such Bank in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to each Company and the Agent by such Bank and the Assignee; (B) such Bank and its Assignee shall have delivered to each Company and the Agent an Assignment and Acceptance in the form of EXHIBIT M ("Assignment and Acceptance") together with any Note or Notes subject to such assignment; and (C) the assignor Bank or Assignee has paid to the Agent a processing fee in the amount of $3,500; and provided, further, the assignment may at the option of the assigning Bank and the Assignee not assign any portion of any outstanding Bid Loans. Notwithstanding the foregoing, no Bank may effect an assignment under this SECTION 11.8(a) if after giving effect thereto its remaining aggregate Commitment shall be less than $5,000,000, unless such assignment shall be part of a


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series of transactions disclosed by such Bank to the Agent to effect the disposition of all of such Bank's interests in the Loan Documents. A Bank may not assign a portion of its 364 Day Commitment without the assignment of a ratable portion of its Revolving Commitment.

         (b) From and after the date that the Agent notifies the assignor Bank that it has received (and provided its consent with respect to) an executed Assignment and Acceptance and payment of the above-referenced processing fee,
(i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Bank under the Loan Documents, and (ii) the assignor Bank shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. Upon the request of the Assignee, the Companies shall issue Notes to the Assignee in lieu of and to replace the Notes then held by the assignor Bank, which assigned Notes shall be returned by the assignor to the Companies.

         (c) Within five Business Days after their receipt of notice from the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee (and provided that they consent to such assignment in accordance with SECTION 11.8(a)), the Companies shall execute and deliver to the Agent a new Revolving Loan Note evidencing such Assignee's assigned Revolving Loans and Revolving Commitment and a Bid Loan Note and a new 364 Day Note evidencing such Assignee's assigned 364 Day Commitment and, if the assignor Bank has retained a portion of its Revolving Loans and its Revolving Commitment and 364 Day Loans and its 364 Day Commitment, a replacement Revolving Loan Note in the principal amount of the Revolving Commitment it has retained (such Revolving Loan Note to be in exchange for, but not in payment of, the Revolving Loan Note held by such Bank) and a replacement 364 Day Note in the principal amount of the 364 Day Commitment it has retained (such 364 Day Note to be in exchange for, but not in payment of, the 364 Day Note held by such Bank). Immediately upon payment of the processing fee under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitment of the assigning Bank pro rata.

         (d) The Agent, acting solely for this purpose as an agent of the Borrowers shall maintain at the Agent's office a copy of each Assignment and Acceptance delivered to is and a register for the recordation of the names and addresses of the Banks, and the Commitments of, and principal amount of the Loans and L/C Obligations owing to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrowers, the Agent and the Banks may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers and the Banks, at any reasonable time and from time to time upon reasonable prior notice.


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         (e) Any Bank or Designated Bidder may at any time sell to one or more commercial banks or other Persons not Affiliates of a Company (a "Participant") participating interests in any Loans, the Commitment of that Bank and the other interests of that Bank or Designated Bidder (the "originating Bank") hereunder and under the other Loan Documents; provided, however, that (i) the originating Bank's obligations under this Agreement shall remain unchanged, (ii) the originating Bank shall remain solely responsible for the performance of such obligations, (iii) each Company, the Issuing Bank and the Agent shall continue to deal solely and directly with the originating Bank in connection with the originating Bank's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent of the Banks as described in the first proviso to SECTION
11.1. In the case of any such participation, the Participant shall be entitled to the benefit of SECTIONS 4.1, 4.2, 4.4, 4.5, 4.6 AND 11.5 as though it were also a Bank or Designated Bidder hereunder (provided that no Participant shall be entitled to any payment under SECTION 4.1, 4.5 OR 4.6 in excess of the payment which would have been payable to the originating Bank if it had not so sold a participation), and not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Companies hereunder shall be determined as if such Bank had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest, subject in all events to
SECTION 2.18 as if such Participant were a Bank, in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Bank or Designated Bidder under this Agreement.

         (f) Notwithstanding any other provision in this Agreement, any Bank or Designated Bidder may at any time create a security interest in, or pledge all or any portion of its rights under and interest in this Agreement and the Notes held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         (g) Any assignment or participation shall be subject to the assignee's or the participant's agreement to be bound by all applicable confidentiality restrictions set forth herein.

         (h) Notwithstanding an assignment, the Bank making the assignment shall continue to have the benefits of ARTICLE IV and SECTIONS 11.4 and 11.5 with respect to the period prior to the assignment.

         11.9 DESIGNATED BIDDERS. Any Bank may designate one Designated Bidder to have a right to offer and make Bid Loans pursuant to SECTION 2.6; provided, however, that (i) no such Bank may make more than one such designation, (ii) each such Bank making any such designation shall retain the right to make Bid Loans, and (iii) the parties to each such designation shall execute and deliver to the Agent a Designation Agreement. Upon its receipt of an appropriately completed Designation Agreement executed by a designating Bank and a designee representing that it is a Designated Bidder, the Agent will accept such Designation Agreement and give prompt notice thereof to the Company, whereupon such designation of such Designated Bidder shall become effective and such designee shall become a party to this Agreement as a "Designated Bidder."

         11.10 CONFIDENTIALITY. Each Bank and Designated Bidder agrees to take and to cause its Affiliates to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information provided to it by each Company or any Subsidiary, or by the Agent on such Company's or Subsidiary's behalf, under this Agreement or any other Loan Document, and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Companies or any Subsidiary; except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent, such Bank or Designated Bidder, or (ii) was or becomes available from a source other than the Companies, provided that such source is not bound by a confidentiality agreement with the Companies known to the Bank or Designated Bidder; provided, however, that any Bank or Designated Bidder may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which such Bank or Designated Bidder is subject or in connection with an examination of such Bank or Designated Bidder by any such authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Agent, any Bank, any Designated Bidder or their respective Affiliates may be party; (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Bank's or Designated Bidder's independent auditors and other professional advisors provided that such Person shall be notified of its obligation to keep such information confidential to the same extent required of the Banks hereunder; (G) to any Participant or Assignee, actual or potential, provided that such Person agrees in writing to keep such information confidential to the same extent required of the Banks hereunder; (H) as to any Bank, any Designated Bidder or its Affiliate, as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Companies or any Subsidiary is party or is deemed party with such Bank or such Affiliate; and (I) to its Affiliates. The Bank disclosing information pursuant to the above proviso (except pursuant to clauses (A), (E), (F), (G), (H) or (I) shall to the extent permitted by law give prior notice thereof to the Companies and shall limit such disclosures to the information so required.

         11.11 SET-OFF. In addition to any rights and remedies of the Banks provided by law, if an Event of Default exists or the Loans have been accelerated, each Bank (or Affiliate) and Designated Bidder (any Affiliate) is authorized at any time and from time to time, without prior notice to any Company, any such notice being waived by each Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, but excluding deposits in accounts which have been designated by Spherion to the applicable Bank as Payroll Accounts) at any time held by, and other indebtedness at any time owing by, such Bank (or Affiliate) or Designated Bidder (or any Affiliate) to or for the credit or the account of such Company against any and all Obligations then due and owing, or in case of Letters of Credit, which may become due and owing, to such Bank or Designated Bidder, now or hereafter existing, irrespective of whether or not the Agent or such Bank or Designated Bidder shall have made demand under this Agreement or any Loan Document. Each Bank and Designated Bidder agrees promptly to notify each Company and the Agent after any such set-off and application made by such Bank or Designated Bidder; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.12 NOTIFICATION OF ADDRESSES OF LENDING OFFICES, ETC. Each Bank and Designated Bidder shall notify the Agent in writing of any changes in the address to which notices to such Bank and Designated Bidder should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Agent shall reasonably request.

         11.13 COUNTERPARTS. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.14 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         11.15 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Companies, the Banks, the Designated Bidders, the Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.16 GOVERNING LAW AND JURISDICTION.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF FLORIDA NOTWITHSTANDING ITS EXECUTION OUTSIDE OF THE STATE OF FLORIDA; PROVIDED THAT THE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF FLORIDA OR OF THE UNITED STATES FOR THE MIDDLE DISTRICT OF FLORIDA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE COMPANIES, THE AGENT AND THE BANKS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE COMPANIES, THE DESIGNATED BIDDERS, THE AGENT AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH

JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE COMPANIES, THE AGENT, THE DESIGNATED BIDDERS AND THE BANKS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY FLORIDA LAW.

         11.17 WAIVER OF JURY TRIAL. THE COMPANIES, THE BANKS, THE DESIGNATED BIDDERS AND THE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANIES, THE BANKS, THE DESIGNATED BIDDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS
SECTION 11.17 AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         11.18 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Companies, the Banks and the Agent, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

         11.19 JUDGMENT CURRENCY. Each Company, the Agent and each Bank hereby agree that if, in the event that a judgment is given in relation to any sum due to the Agent or any Bank hereunder, such judgment is given in a currency (the "Judgment Currency") other than that in which such sum was originally denominated (the "Original Currency"), such Company agrees to indemnify the Agent or such Bank, as the case may be, to the extent that the amount of the Original Currency which could have been purchased by the Agent in accordance with normal banking procedures on the Business Day following receipt of such sum is less than the sum originally due hereunder in the Original Currency, and if the amount so purchased exceeds the amount which could have been so purchased had such purchase been made on the day on which such judgment was given or, if such day is not a Business Day, on the Business Day immediately preceding such judgment, the Agent or the applicable Bank agrees to remit such excess to the Companies. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in an Original Currency into a Judgment Currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Agent could purchase such Judgment

Currency with such Original Currency on the Business Day preceding that on which final judgment is given. The agreements in this SECTION shall survive payment of all other Obligations.

         11.20 CONSENT OF BANKS. The Banks hereby consent to the Michael Page IPO, the release of Michael Page as a Borrowing Subsidiary, the release of Michael Page International, Inc. as a Guarantor and the release of the pledge of common stock of Michael Page as security for the Obligations.

         11.21 MICHAEL PAGE NOTE COMMITMENTS. Bank of America, N.A. hereby agrees that the commitments of the First Restatement Banks to participate in the Michael Page Note Guarantee is hereby terminated and that the First Restatement Banks shall have no obligation with respect to such Michael Page Note Guarantee.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in Charlotte, North Carolina by their proper and duly authorized officers as of the day and year first above written.

WITNESS:                           SPHERION CORPORATION

/s/ R. Malloy McKeithen
--------------------------------
Print Name: R. Malloy McKeithen    By:    /s/ Shannon C. Allen
                                         --------------------------------------
                                   Name:  Shannon C. Allen
/s/ Terry L. Witcher               Title: Vice President and Treasurer
--------------------------------
Print Name: Terry L. Witcher

                                   SPHERION WORLDWIDE HOLDING BV
                                   (f/k/a Interim Services Worldwide Holding BV)
                                     By:  Spherion (Europe) Inc., Director

                                   By:    /s/ Shannon C. Allen
                                         --------------------------------------
                                   Name:  Shannon C. Allen
                                   Title: Vice President and Treasurer


                             Signature Page 1 of 17

                                   BANK OF AMERICA, N.A., as Agent
                                   and Issuing Bank

                                   By:    /s/ John E. Williams
                                         --------------------------------------
                                   Name:  John E. Williams
                                   Title: Managing Director

                                   BANK OF AMERICA, N.A., as a Bank


                                   By:    /s/ John E. Williams
                                         --------------------------------------
                                   Name:  John E. Williams
                                   Title: Managing Director


                             Signature Page 2 of 17

                                   ABN AMRO BANK N.V.


                                   By:    /s/ Mary L. Honda
                                         --------------------------------------
                                   Name:  Mary L. Honda
                                         --------------------------------------
                                   Title: Group Vice President
                                         --------------------------------------


                                   By:    /s/ John L. Church
                                         --------------------------------------
                                   Name:  John L. Church
                                         --------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------

                                   Lending Office:

                                   208 S. LaSalle, Suite 1500
                                   Chicago, Illinois 60604-1003
                                   Attention: Credit Administration

                                   Wire Transfer Instructions:

                                   ABN AMRO Bank N.V.
                                   New York, New York
                                   ABA #0260009580
                                   F/O ABN AMRO Bank N.V.
                                   Chicago Branch CPU
                                   Account #650-001-1789-41
                                   Reference: CPU (#00408972)
                                              Spherion Corporation


                             Signature Page 3 of 17

                                   THE CHASE MANHATTAN BANK



                                   By:    /s/ Tina L. Ruyter
                                         --------------------------------------
                                   Name:  Tina L. Ruyter
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   270 Park Avenue
                                   New York, New York 10017

                                   Wire Transfer Instructions:

                                   The Chase Manhattan Bank
                                   New York, New York
                                   ABA #021000021
                                   Commercial Loans #9420
                                   Reference: Spherion Corporation
                                   Attention: ____________________


                             Signature Page 4 of 17

                                   CITIBANK, N.A.

                                   By:    /s/ Henry J. Matthews
                                         --------------------------------------
                                   Name:  Henry J. Matthews
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   399 Park Avenue, 11th Floor, Zone 16
                                   New York, New York 10043

                                   Wire Transfer Instructions:

                                   Citibank, N.A.
                                   New York, New York
                                   ABA #021000089
                                   Account #40580628
                                            Atlanta Receipts
                                   Reference: Spherion Corporation


                             Signature Page 5 of 17

                                   FIRST UNION NATIONAL BANK


                                   By:    /s/ Nicholas A.J. Hahn
                                         --------------------------------------
                                   Name:  Nicholas A.J. Hahn
                                         --------------------------------------
                                   Title: AVP
                                         --------------------------------------

                                   Lending Office:

                                   301 South College Street, DC-5
                                   Charlotte, North Carolina  28288

                                   Wire Transfer Instructions:

                                   First Union National Bank
                                   Miami, Florida
                                   ABA #063000021
                                   Account #GL 1459162008
                                   Account Name: Commercial Loan Services
                                   Attention: Cindy Petry
                                   Reference: Spherion Corporation



                             Signature Page 6 of 17

                                   FLEET NATIONAL BANK


                                   By:    /s/ Deborah Lawrence
                                         --------------------------------------
                                   Name:  Deborah Lawrence
                                         --------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------

                                   Lending Office:

                                   1 Federal Street
                                   MAOFDO41
                                   Boston, Massachusetts 02110-2010

                                   Wire Transfer Instructions:

                                   Fleet National Bank
                                   Boston, Massachusetts
                                   ABA # 011-000-138
                                   Account # 151035166156
                                   Attention: Commercial Loan Services/C&I
                                   Reference:  Spherion Corporation


                             Signature Page 7 of 17

                                   SUNTRUST BANK, N.A.


                                   By:    /s/ Daniel S. Komitor
                                         --------------------------------------
                                   Name:  Daniel S. Komitor
                                         --------------------------------------
                                   Title: Director
                                         --------------------------------------

                                   Lending Office:

                                   303 Peachtree Street, 2nd Floor, MC 1921
                                   Atlanta, Georgia 30308

                                   Wire Transfer Instructions:

                                   SunTrust Bank, N.A.
                                   ABA #061-000-104
                                   Account #9088000112/Wire Clearing
                                   Attention: Tom Presley
                                   Reference: Spherion Corporation


                             Signature Page 8 of 17

                                   WACHOVIA BANK, N.A.


                                   By:    /s/ William R. McLaney
                                         --------------------------------------
                                   Name:  William R. McLaney
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   191 Peachtree Street, 29th Floor
                                   Atlanta, Georgia 30303

                                   Wire Transfer Instructions:

                                   Wachovia Bank, N.A.
                                   Atlanta, Georgia
                                   ABA #061000010
                                   Account #18-171 498
                                   Attention: Adrienne Durham
                                   Reference: Spherion Corporation



                             Signature Page 9 of 17

                                   ING BANK N.V.


                                   By:    /s/ J. Schmit
                                         --------------------------------------
                                   Name:  J. Schmit
                                         --------------------------------------
                                   Title: Sr. Relationship Manager
                                         --------------------------------------


                                   By:    /s/ W. Steenhaven
                                         --------------------------------------
                                   Name:  W. Steenhaven
                                         --------------------------------------
                                   Title: Sr. RSM
                                         --------------------------------------

                                   Lending Office:

                                   P.O. Box 1800
                                   1000 BV Amsterdam
                                   The Netherlands

                                   Wire Transfer Instructions:

                                   Northern Trust Int. Banking Corp.
                                   Account #100628-20230, SWIFT
                                   CNORUS 33
                                   In Favor of: ING Utrecht
                                   For Further Credit to: Account #02.00.37.449
                                                          (ING)
                                   Reference: Spherion Corporation


                            Signature Page 10 of 17

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED

                                   By:    /s/ James W. Masters
                                         --------------------------------------
                                   Name:  James W. Masters
                                         --------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------

                                   Lending Office:

                                   191 Peachtree Street, N.E.
                                   Suite 3825
                                   Atlanta, Georgia 30303-1757

                                   Wire Transfer Instructions:

                                   The Industrial Bank of Japan, Limited
                                   New York Branch
                                   New York, New York
                                   ABA #026008345
                                   For further credit to: IBJ Atlanta Agency
                                   Account #2601-21014
                                   Reference: Spherion Corporation


                            Signature Page 11 of 17

                                   THE BANK OF NEW YORK


                                   By:    /s/ David C. Siegel
                                         --------------------------------------
                                   Name:  David C. Siegel
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   One Wall Street, 22nd Floor
                                   New York, New York 10286

                                   Wire Transfer Instructions:

                                   The Bank of New York
                                   New York, New York
                                   ABA #021000018
                                   Commercial Loan Servicing Department
                                   Reference: Spherion Corporation


                            Signature Page 12 of 17

                                   COMERICA BANK

                                   By:    /s/ Kristine L. Vigliotti
                                         --------------------------------------
                                   Name:  Kristine L. Vigliotti
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   500 Woodward Avenue, 9th Floor
                                   MC 3280
                                   Detroit, Michigan 48275-3280

                                   Wire Transfer Instructions:

                                   Comerica Bank
                                   ABA #072000096
                                   Account Name: Commercial Loan Servicing
                                   Account #02-21585-90010
                                   Reference: Spherion Corporation


                            Signature Page 13 of 17

                                   CREDIT SUISSE FIRST BOSTON


                                   By:    /s/ Robert N. Finney
                                         --------------------------------------
                                   Name:  Robert N. Finney
                                         --------------------------------------
                                   Title: Managing Director
                                         --------------------------------------


                                   By:    /s/ Vitaly G. Butenko
                                         --------------------------------------
                                   Name:  Vitaly G. Butenko
                                         --------------------------------------
                                   Title: Assistant Vice President
                                         --------------------------------------

                                   Lending Office:

                                   11 Madison Avenue
                                   New York, New York 10010-3629

                                   Wire Transfer Instructions:

                                   The Bank of New York
                                   New York, New York
                                   ABA # 021000018
                                   Name of Account: CSFB NY Trade Services
                                   Account #890-0329-254
                                   Reference: Spherion Corporation


                            Signature Page 14 of 17

                                   HSBC BANK USA

                                   By:    /s/ Christopher Heusler
                                         --------------------------------------
                                   Name:  Christopher Heusler
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   452 Fifth Avenue
                                   New York, New York 10018

                                   Wire Transfer Instructions:

                                   HSBC Bank USA
                                   ABA #021-001-088
                                   Account #001-940-503
                                   Attention: Asset Syndications
                                   Reference: Spherion Corporation


                            Signature Page 15 of 17

                                   KBC BANK N.V.

                                   By:    /s/ Jean-Pierre Diels
                                         --------------------------------------
                                   Name:  Jean-Pierre Diels
                                         --------------------------------------
                                   Title: First Vice President
                                         --------------------------------------

                                   By:    /s/ Patrick A. Janssens
                                         --------------------------------------
                                   Name:  Patrick A. Janssens
                                         --------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   Lending Office:

                                   New York Branch
                                   125 West 55th Street
                                   New York, New York 10019

                                   Wire Transfer Instructions:

                                   KBC Bank N.V.
                                   ABA #026-008-248
                                   Reference: Spherion Corporation


                            Signature Page 16 of 17

                                   THE NORTHERN TRUST COMPANY


                                   By:    /s/ Rose McDoneal
                                         --------------------------------------
                                   Name:  Rose McDoneal
                                         --------------------------------------
                                   Title: Second Vice President
                                         --------------------------------------

                                   Lending Office:

                                   50 S. LaSalle Street, 11th Floor
                                   Chicago, Illinois 60675

                                   Wire Transfer Instructions:

                                   The Northern Trust Company
                                   ABA #071000152
                                   Commercial Loan Account #5186401000
                                   Credit to: Commercial Loan Dept.
                                   Reference: Spherion Corporation


                            Signature Page 17 of 17